As filed with the Securities and Exchange Commission on February 21, 2013

1933 Act File No. 002-89287
1940 Act File No. 811-03967

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 52	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 54	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS INCOME FUNDS
(Exact Name of Registrant as Specified in Charter)

55 Broadway
New York, New York 10006
(Address of Principal Executive Office) (Zip Code)
Registrant's Telephone Number, Including Area Code: (212) 858-8000

Mary Carty, Esq.
First Investors Income Funds
55 Broadway
New York, New York 10006
(Name and Address of Agent for Service)

Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1601

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on February 25, 2013, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS INCOME FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Combined Prospectus for First Investors Income Funds and First Investors Equity Funds

Statement of Additional Information for First Investors Income Funds

Part C – Other Information

Signature Page

Exhibits

Income Funds

Ticker Symbols
	Class A	Class B	Advisor Class	Institutional Class
Cash Management	FICXX	− − − − −	− − − − −	FIFXX
Government	FIGVX	FIGYX	FIHUX	FIHVX
Investment Grade	FIIGX	FIIHX	FIIJX	FIIKX
International Opportunities Bond	FIOBX	− − − − −	FIODX	FIOEX
Fund For Income	FIFIX	FIFJX	FIFKX	FIFLX

Equity Funds

Ticker Symbols
	Class A	Class B	Advisor Class	Institutional Class
Total Return	FITRX	FBTRX	FITUX	FITVX
Equity Income	FIUTX	FIUBX	FIUUX	FIUVX
Growth & Income	FGINX	FGIBX	FGIPX	FGIQX
Global	FIISX	FIBGX	FIITX	FIIUX
Select Growth	FICGX	FIGBX	FICHX	FICIX
Opportunity	FIUSX	FIMBX	FIVUX	FIVVX
Special Situations	FISSX	FISBX	FISTX	FISUX
International	FIINX	FIIOX	FIIPX	FIIQX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE DATE OF THIS
P R O S P E C T U S
IS February 25, 2013

TABLE OF CONTENTS

THE FUNDS SUMMARY SECTION	1
Cash Management Fund	1
Government Fund	4
Investment Grade Fund	9
International Opportunities Bond Fund	13
Fund For Income	18
Total Return Fund	23
Equity Income Fund	27
Growth & Income Fund	31
Global Fund	35
Select Growth Fund	40
Opportunity Fund	44
Special Situations Fund	48
International Fund	52
Other Important Information	56
THE FUNDS IN GREATER DETAIL	57
Cash Management Fund	58
Government Fund	60
Investment Grade Fund	63
International Opportunities Bond Fund	66
Fund For Income	71
Total Return Fund	74
Equity Income Fund	77
Growth & Income Fund	80
Global Fund	82
Select Growth Fund	85
Opportunity Fund	88
Special Situations Fund	90
International Fund	92
FUND MANAGEMENT IN GREATER DETAIL	95
SHAREHOLDER INFORMATION	102
How and when do the Funds price their shares?	102
How do I open an account?	103

What share classes are offered by the Funds?	104
What about accounts with multiple owners or representatives?	105
How do I make subsequent transactions?	105
How are transactions processed?	107
What are the sales charges?	108
Are sales charge discounts and waivers available?	110
What are the Funds’ policies on frequent trading in the shares of the Funds?	115
What about dividends and capital gain distributions?	116
What about taxes?	117
What if my account falls below the minimum account requirement?	117
Householding policy	117
Other account privileges and policies	118
FINANCIAL HIGHLIGHTS	119
Cash Management Fund	120
Government Fund	122
Investment Grade Fund	124
International Opportunities Bond Fund	126
Fund For Income	128
Total Return Fund	130
Equity Income Fund	132
Growth & Income Fund	134
Global Fund	136
Select Growth Fund	138
Opportunity Fund	140
Special Situations Fund	142
International Fund	144

THE FUNDS SUMMARY SECTION

CASH MANAGEMENT FUND

Investment Objective:  The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Institutional Class2
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	0.75%	0.00%
Other Expenses	0.50%	0.39%	0.16%3
Total Annual Fund Operating Expenses	1.00%	1.64%	0.66%

1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$102	$318	$552	$1,225
Class B shares	$567	$817	$1,092	$1,773
Institutional Class shares	$67	$211	$368	$822

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$102	$318	$552	$1,225
Class B shares	$167	$517	$892	$1,773
Institutional Class shares	$67	$211	$368	$822

Principal Investment Strategies:  The Fund invests primarily in high-quality money market instruments that are determined by the Fund’s Adviser to present minimal credit risk, including but not limited to commercial paper, short-term corporate bonds and notes, floating and variable rate notes, U.S. Treasury securities and short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government).

The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share.  These include requirements relating to the credit quality, maturity, liquidity and diversification of the Fund’s investments.

In buying and selling securities, the Fund will consider its own credit analysis as well as ratings assigned by ratings services.

Principal Risks:  Although the Fund tries to maintain a $1.00 share price, it may not be able to do so.  It is therefore possible to lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking income, and

■ Are seeking a conservative investment that provides a high degree of credit quality.

Here are the principal risks of investing in the Fund:

Credit Risk.  There is a risk that the value of a money market instrument will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature.  This could cause the Fund’s NAV to decline below $1.00 per share.

Credit risk also applies to securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported by the credit of the issuing agency, instrumentality or corporation.

Interest Rate Risk.  Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates.  When interest rates rise, the market values of money market instruments decline.  This could cause the Fund’s NAV to decline below $1.00 per share.

Liquidity Risk.  The Fund may be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund’s ability to maintain a $1.00 share price.

Yield Risk.  The yields received by the Fund on its investments will decline as interest rates decline.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows the Fund’s average annual returns for 1, 5, and 10 years.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 1.14% (for the quarter ended September 30, 2007) and the lowest quarterly return was 0.00% (for each quarter ended since December 31, 2009).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares	0.00%	0.43%	1.44%
Class B Shares	-4.00%	-0.16%	1.01%
* No performance information is presented for Institutional Class shares because the share class has not been in existence for a full calendar year.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

GOVERNMENT FUND

Investment Objective:  The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.22%	0.31%	0.25%3	0.11%3
Total Annual Fund Operating Expenses	1.18%	1.97%	0.91%	0.77%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$688	$928	$1,187	$1,924
Class B shares	$600	$918	$1,262	$2,091
Advisor Class shares	$93	$290	$504	$1,120
Institutional Class shares	$79	$246	$428	$954

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$688	$928	$1,187	$1,924
Class B shares	$200	$618	$1,062	$2,091
Advisor Class shares	$93	$290	$504	$1,120
Institutional Class shares	$79	$246	$428	$954

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.

Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“Government Securities”).

The majority of the Fund’s investments will typically consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association (“GNMA”), commonly known as Ginnie Maes. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Government.

The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  The Fund may also invest in U.S. Treasury futures and options on treasury futures to hedge against changes in interest rates.

The Fund generally makes investment decisions based on its outlook for interest rates, economic and market conditions, and the relative values of different types of Government Securities.  In selecting mortgage-backed investments, the Fund considers, among other factors, coupon and yield, relative value and weighted average maturity of the pool.  The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

Principal Risks:  You can lose money by investing in the Fund.  While the Fund invests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, your investment in the Fund is not insured or guaranteed by the U.S. Government.  The Fund is intended for investors who:

■ Are seeking an investment which offers both current income and a low degree of credit risk,

■ Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates and mortgage refinancing, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Prepayment Risk.  When interest rates decline, homeowners tend to refinance their mortgages.  This could cause a decrease in the Fund’s income and share price.

Extension Risk.  Rising interest rates can cause the Fund’s average maturity to lengthen due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Credit Risk.  This is the risk that an issuer of bonds will be unable to pay interest or principal when due.  The prices of bonds are affected by the credit quality of the issuer and in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk applies to securities issued by U.S. Government-sponsored enterprises (such as Fannie Mae and Freddie Mac mortgage-backed securities) that are not backed by the full faith and credit of the U.S. Government.

Derivatives Risk. Investments in U.S. Treasury futures and options on treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 3.66% (for the quarter ended December 31, 2008) and the lowest quarterly return was
-0.81% (for the quarter ended June 30, 2006).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	-4.54%	3.70%	3.54%
(Return After Taxes on Distributions)	-5.60%	2.33%	2.03%
(Return After Taxes on Distributions and Sales of Fund Shares)	-2.95%	2.28%	2.08%
Class B Shares
(Return Before Taxes)	-3.30%	3.87%	3.56%
BofA Merrill Lynch GNMA Master Index (reflects no deduction for fees, expenses or taxes)	2.36%	5.99%	5.21%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Clark D. Wagner, Director of Fixed Income, serves as Co-Portfolio Manager of the Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1995.

Rodwell Chadehumbe has served as Co-Portfolio Manager of the Fund since December 2012.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

INVESTMENT GRADE FUND

Investment Objective:  The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.21%	0.34%	0.23%3	0.09%3
Total Annual Fund Operating Expenses	1.17%	2.00%	0.89%	0.75%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$687	$925	$1,182	$1,914
Class B shares	$603	$927	$1,278	$2,113
Advisor Class shares	$91	$284	$493	$1,096
Institutional Class shares	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$687	$925	$1,182	$1,914
Class B shares	$203	$627	$1,078	$2,113
Advisor Class shares	$91	$284	$493	$1,096
Institutional Class shares	$77	$240	$417	$930

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its whole portfolio.

Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities.  The Fund defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) or that are unrated but determined by the Fund’s Adviser to be of quality equivalent to those within the four highest ratings of Moody’s or S&P.

The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government), and mortgage-backed and other asset-backed securities.  The Fund may also invest in U.S. Treasury futures and options on treasury futures to hedge against changes in interest rates.

In making investment decisions, the Fund considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition.  The Fund will not necessarily sell an investment if its rating is reduced and it may hold securities that have been downgraded below investment grade (commonly known as “high yield” or “junk” bonds).

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking an investment which offers current income and a moderate degree of credit risk,

■ Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates, credit ratings and the economy, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of asset-backed securities, the credit quality of the underlying loans.  Credit risk also applies to securities issued or guaranteed by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk.  The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans.  When this occurs, the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments.  This will increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Liquidity Risk.  High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at reasonable prices.

Derivatives Risk.  Investments in U.S. Treasury futures and options on treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 10.39% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-9.53% (for the quarter ended September 30, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	4.54%	5.26%	4.78%
(Return After Taxes on Distributions)	3.10%	3.54%	3.00%
(Return After Taxes on Distributions and Sales of Fund Shares)	2.91%	3.37%	2.95%
Class B Shares
(Return Before Taxes)	6.02%	5.45%	4.80%
BofA Merrill Lynch U.S. Corporate Master Index (reflects no deduction for fees, expenses or taxes)	10.37%	7.71%	6.31%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Clark D. Wagner, Director of Fixed Income, serves as Co-Portfolio Manager of the Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 2007.

Rajeev Sharma has served as Co-Portfolio Manager of the Fund since 2009.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

INTERNATIONAL OPPORTUNITIES BOND FUND

Investment Objective:  The Fund seeks total return consisting of income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A2	Advisor Class3	Institutional Class3
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.30%	0.00%	0.00%
Other Expenses1	0.50%	0.37%4	0.23%4
Total Annual Fund Operating Expenses	1.55%	1.12%	0.98%
Fee Limitation and/or Expense Reimbursement	0.25%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.30%	1.12%	0.98%
1. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
2. The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least January 31, 2014, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.30% for Class A shares.  The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s Class A shares to exceed the foregoing limits.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2014 with the approval of the Fund’s Board of Trustees.
3. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
4. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through January 31, 2014).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A shares	$700	$993
Advisor Class shares	$114	$356
Institutional Class shares	$100	$312

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years
Class A shares	$700	$993
Advisor Class shares	$114	$356
Institutional Class shares	$100	$312

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its whole portfolio.

Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.  The Fund will notify shareholders at least 60 days before making any changes to this 80% policy.  For purposes of the 80% test, bonds include debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities); debt securities of supranational organizations such as freely transferable promissory notes, bonds and debentures; corporate debt securities, including freely transferable promissory notes, debentures, zero coupon bonds, commercial paper, certificates of deposits, and bankers’ acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; emerging markets debt; and below investment grade securities, also known as high yield debt or “junk bonds”.

The Fund will normally invest its assets in debt and fixed income securities of issuers located in developed countries outside of the United States.  The Fund will primarily invest in sovereign debt and currencies, as well as in investment grade corporate bonds.  Any country that has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) at the time of purchase will be considered a developed country.  An issuer is considered by the subadviser to be located in a developed country if such issuer meets certain criteria of the subadviser.  To a lesser extent, the Fund may also invest in emerging markets.

The Fund may invest in both investment grade and, to a lesser extent, below investment grade securities.  Investment grade securities are securities rated at the time of purchase by a NRSRO within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.

The Fund may invest in forward foreign currency contracts in order to hedge its currency exposure in bond positions or to gain currency exposure.  The Fund may also invest in interest rate and bond futures to manage interest rate risk and for hedging purposes.  These investments may be significant at times.  Although the Fund has the flexibility to make use of forward foreign currency contracts it may choose not to for a variety of reasons, even under very volatile market conditions.

The Fund will normally hold a portfolio of debt securities of issuers located in a minimum of six countries.  The Fund intends to maintain a weighted average portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the subadviser to be of comparable quality.

The weighted average duration of the Fund’s portfolio is expected to range from 1 to 10 years, but for individual markets may be greater or lesser depending on the subadviser’s outlook for interest rates and the potential for capital gains.

The subadviser follows a top-down value-driven process to investing and therefore seeks to identify relative value in the international bond markets.  The subadviser defines as undervalued those markets where it believes real interest rates are high and the currency is undervalued with potential to appreciate.  The subadviser will concentrate investments in those undervalued markets where it believes cyclical business conditions, as well as secular economic and political trends, provide the best opportunity for declining interest rates and a return to lower real rates over time.  The subadviser believes that such economic conditions provide the best potential to achieve capital appreciation.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking total return,

■ Want exposure to debt securities of foreign issuers,

■ Are willing to accept a high degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.

Market Risk.  The market prices of the Fund’s securities may decline over short or even extended periods due to general market conditions, an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices.  If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in the exchange rates between the U.S. dollar and foreign currencies, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential restrictions in the flow of capital.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.  As a result, it may be more volatile than a more geographically diversified fund.

Currency Risk.  The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.  Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and other political or regulatory conditions in the U.S. or abroad.

Supranational Risk.  Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.  Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.

Emerging Markets Risk.  The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk.  The Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.  High yield debt securities also tend to be less liquid than higher quality debt securities.

Non-Diversification Risk.  The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.  The price of a share of the Fund can therefore be expected to fluctuate more than a diversified mutual fund.

Derivatives Risk.  Forward foreign currency contracts and futures involve a number of risks, such as possible default by the counterparty to the transaction, incorrect judgment by the portfolio manager as to certain market movements and the potential of greater losses than if these techniques had not been used by the Fund.  They may also limit any potential gain that might result from an increase in the value of a hedged position.  These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair valued securities may receive fewer shares or lower redemption proceeds than they would have received if the Fund had not fair valued the security or had used a different valuation methodology.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  Performance information has not been provided because the Fund commenced operations on August 20, 2012 and it does not have a full calendar year of performance.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as the subadviser of the Fund.

Portfolio Manager:  The Fund is managed by Brandywine Global by a team of investment professionals who have active roles in managing the Fund.  Stephen S. Smith, Managing Director and Portfolio Manager, David F. Hoffman, CFA, Managing Director and Portfolio Manager, and John P. McIntyre, CFA, Portfolio Manager/Senior Research Analyst, have served as the Fund’s Portfolio Managers since the Fund’s inception in 2012 and Brian R. Hess has served as the Fund’s Associate Portfolio Manager/Senior Research Analyst since the Fund’s inception in 2012.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

FUND FOR INCOME

Investment Objective:  The Fund seeks high current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.22%	0.35%	0.24%3	0.10%3
Total Annual Fund Operating Expenses	1.25%	2.08%	0.97%	0.83%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$695	$949	$1,222	$1,999
Class B shares	$611	$952	$1,319	$2,198
Advisor Class shares	$99	$309	$536	$1,190
Institutional Class shares	$85	$265	$460	$1,025

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$695	$949	$1,222	$1,999
Class B shares	$211	$652	$1,119	$2,198
Advisor Class shares	$99	$309	$536	$1,190
Institutional Class shares	$85	$265	$460	$1,025

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities) after its issuer defaults or is subject to a bankruptcy.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking an investment that offers a high level of current income,

■ Are willing to accept a high degree of credit risk and market volatility, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Credit Risk.  This is the risk that an issuer of bonds and other debt securities, including syndicated bank loans, will be unable to pay interest or principal when due.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Market Risk.  The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes as are securities with higher credit ratings.

Liquidity Risk.  High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price or at a particular time.  Assignments of syndicated bank loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.

Syndicated Bank Loans Risk.  Syndicated bank loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  In the event of a default, the Fund may have difficulty collecting on any collateral.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

On April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser.  Therefore, the performance shown for the Fund for the periods prior to that date is not necessarily reflective of how the Fund will perform in the future.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 15.60% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-19.51% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	6.64%	4.56%	6.59%
(Return After Taxes on Distributions)	4.41%	1.88%	3.89%
(Return After Taxes on Distributions and Sales of Fund Shares)	4.24%	2.10%	3.95%
Class B Shares
(Return Before Taxes)	8.35%	4.84%	6.63%
BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	14.58%	9.11%	9.29%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the Fund’s subadviser.

Portfolio Manager:  The Fund has been managed by Muzinich since 2009 by a team of investment professionals who have active roles in managing the Fund.  Dennis V. Dowden and Clinton Comeaux have served as Portfolio Managers of the Fund since 2009 and Bryan Petermann has served as Portfolio Manager of the Fund since 2010.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

TOTAL RETURN FUND

Investment Objective:  The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.74%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.24%	0.30%	0.23%3	0.09%3
Total Annual Fund Operating Expenses	1.28%	2.04%	0.97%	0.83%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$698	$958	$1,237	$2,031
Class B shares	$607	$940	$1,298	$2,174
Advisor Class shares	$99	$309	$536	$1,190
Institutional Class shares	$85	$265	$460	$1,025

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$698	$958	$1,237	$2,031
Class B shares	$207	$640	$1,098	$2,174
Advisor Class shares	$99	$309	$536	$1,190
Institutional Class shares	$85	$265	$460	$1,025

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 35% in bonds, cash and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.

Once the asset allocation for stocks, bonds and money market instruments has been set, the Fund uses fundamental research and analysis to determine which particular investments to purchase or sell.

The Fund’s investments in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for capital growth, current income, or both.  In selecting stocks, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.

The Fund’s investments in bonds are normally diversified among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities and mortgage-backed securities.  The Fund selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking total return,

■ Want an investment that provides diversification among different asset classes,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid-

and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk also applies to securities issued or guaranteed by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk.  The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, homeowners tend to refinance their mortgages.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 11.86% (for the quarter ended June 30, 2003) and the lowest quarterly return was
-11.40% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	6.40%	3.28%	6.23%
(Return After Taxes on Distributions)	5.58%	2.59%	5.56%
(Return After Taxes on Distributions and Sales of Fund Shares)	4.60%	2.38%	5.07%
Class B Shares
(Return Before Taxes)	8.12%	3.42%	6.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index (reflects no deduction for fees, expenses or taxes)	4.42%	6.02%	5.25%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  The Fund is managed by Edwin D. Miska, Director of Equities and Clark D. Wagner, Director of Fixed Income.  Mr. Miska has served as Portfolio Manager of the Fund since 2002 and Mr. Wagner has served as Portfolio Manager of the Fund since 2001.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

EQUITY INCOME FUND

Investment Objective:  The Fund seeks total return.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.74%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.25%	0.39%	0.24%3	0.10%3
Total Annual Fund Operating Expenses	1.29%	2.13%	0.98%	0.84%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$699	$960	$1,242	$2,042
Class B shares	$616	$967	$1,344	$2,248
Advisor Class shares	$100	$312	$542	$1,201
Institutional Class shares	$86	$268	$466	$1,037

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$699	$960	$1,242	$2,042
Class B shares	$216	$667	$1,144	$2,248
Advisor Class shares	$100	$312	$542	$1,201
Institutional Class shares	$86	$268	$466	$1,037

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential.  Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities.  For purposes of this 80% test, equities may include common stock, preferred stock, equity-based ETFs and other instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer.  The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.  The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies.  The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.

The Fund generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued.  This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.  The Fund also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as, analyzing economic trends, interest rates, and industry diversification.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking total return,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.

Undervalued Securities Risk.  The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Dividend Risk.  At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  The Fund may not have sufficient income to pay its shareholders regular dividends.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 14.33% (for the quarter ended June 30, 2003) and the lowest quarterly return was
-18.65% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	4.09%	0.24%	6.21%
(Return After Taxes on Distributions)	3.83%	-0.01%	5.96%
(Return After Taxes on Distributions and Sales of Fund Shares)	2.98%	0.12%	5.38%
Class B Shares
(Return Before Taxes)	5.70%	0.36%	6.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Sean Reidy has served as Portfolio Manager of the Fund since 2011.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

GROWTH & INCOME FUND

Investment Objective:  The Fund seeks long-term growth of capital and current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment1	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.23%	0.31%	0.22%3	0.08%3
Total Annual Fund Operating Expenses	1.23%	2.01%	0.92%	0.78%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$693	$943	$1,212	$1,978
Class B shares	$604	$930	$1,283	$2,137
Advisor Class shares	$94	$293	$509	$1,131
Institutional Class shares	$80	$249	$433	$966

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$693	$943	$1,212	$1,978
Class B shares	$204	$630	$1,083	$2,137
Advisor Class shares	$94	$293	$509	$1,131
Institutional Class shares	$80	$249	$433	$966

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both.  The Fund primarily seeks to invest in common stocks of large-, mid-, and small-size companies that have a history of paying dividends.  When the Fund cannot identify dividend-paying stocks that it finds attractive, it may invest in non-dividend-paying stocks.

The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization.  In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and history (if any) of paying dividends.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are primarily seeking an investment that offers the potential for growth with a modest amount of income,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Dividend Risk.  At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  The

Fund may not have sufficient income to pay its shareholders regular dividends.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 16.90% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-22.47% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	10.08%	1.00%	6.57%
(Return After Taxes on Distributions)	9.87%	0.83%	6.36%
(Return After Taxes on Distributions and Sales of Fund Shares)	6.82%	0.79%	5.71%
Class B Shares
(Return Before Taxes)	11.94%	1.10%	6.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Edwin D. Miska, Director of Equities, has served as Portfolio Manager of the Fund since 2002.

Douglas R. Waage has served as Assistant Portfolio Manager of the Fund since January 2013.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

GLOBAL FUND

Investment Objective:  The Fund seeks long-term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.37%	0.50%	0.31%3	0.17%3
Total Annual Fund Operating Expenses	1.62%	2.45%	1.26%	1.12%
1. The expense information in the table has been restated to reflect (i) a reduction in advisory fee rate as of May 18, 2012; (ii) a revised allocation of expenses between the Fund’s share classes; and (iii) that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$730	$1,057	$1,406	$2,386
Class B shares	$648	$1,064	$1,506	$2,581
Advisor Class shares	$128	$400	$692	$1,523
Institutional Class shares	$114	$356	$617	$1,363

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$730	$1,057	$1,406	$2,386
Class B shares	$248	$764	$1,306	$2,581
Advisor Class shares	$128	$400	$692	$1,523
Institutional Class shares	$114	$356	$617	$1,363

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world, including the United States.  Although the Fund primarily invests in stocks of U.S. and foreign companies that are considered large to medium in size (measured by market capitalization) and that are traded in larger or more established markets, it may invest a significant amount in less-developed or emerging markets.  The Fund may also invest (to a lesser degree) in smaller size companies.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on one or more of the following: profitability; earnings growth; strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; and/or quality management.  Once potential investments are identified, the Fund constructs its portfolio based on many factors including: (1) regional and country allocation; (2) industry and sector allocation; (3) company size; and (4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries.

A stock may be sold if, in the portfolio manager’s opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; or it experiences excessive valuations.

The Fund may engage in active and frequent trading, which may result in high portfolio turnover.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking significant growth of capital,

■ Want exposure to investments in both U.S. and foreign companies,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.

Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in the exchange rates between the U.S. dollar and foreign currencies, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential restrictions in the flow of capital.

Emerging Markets Risk.  The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk.  The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs and produce taxable distributions to shareholders and possibly have a negative impact on its performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 19.46% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-21.05% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	9.32%	-2.91%	6.37%
(Return After Taxes on Distributions)	9.19%	-2.98%	5.78%
(Return After Taxes on Distributions and Sales of Fund Shares)	6.12%	-2.49%	5.41%
Class B Shares
(Return Before Taxes)	11.26%	-2.86%	6.31%
Morgan Stanley Capital International All Country World Index (reflects no deduction for fees, expenses or taxes)	16.80%	-0.61%	8.66%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Wellington Management Company, LLP (“Wellington Management”) serves as subadviser of the Fund.

Portfolio Manager:  The Fund is managed by Wellington Management by a team of investment professionals.  Nicolas M. Choumenkovitch, Senior VP and Equity Portfolio Manager, has served as a Portfolio Manager for the international equity portion of the Fund since 2007 and has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2000.  Matthew E. Megargel, CFA, Senior VP and Equity Portfolio Manager, has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2000.  Jeffrey L. Kripke, VP and Equity Portfolio Manager, has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2006 and has been involved in portfolio management and securities analysis for the U.S. equity portion of the Fund since 2001.  Francis J. Boggan, CFA, Senior VP and Equity Portfolio Manager, has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2006. Tara Connolly Stilwell, CFA, VP and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2010.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

SELECT GROWTH FUND

Investment Objective:  The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.30%	0.38%	0.24%3	0.10%3
Total Annual Fund Operating Expenses	1.35%	2.13%	0.99%	0.85%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and  that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$705	$978	$1,272	$2,105
Class B shares	$616	$967	$1,344	$2,263
Advisor Class shares	$101	$315	$547	$1,213
Institutional Class shares	$87	$271	$471	$1,049

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$705	$978	$1,272	$2,105
Class B shares	$216	$667	$1,144	$2,263
Advisor Class shares	$101	$315	$547	$1,213
Institutional Class shares	$87	$271	$471	$1,049

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team uses risk control and valuation screens primarily based on valuation, financial quality, stock volatility and corporate governance, to eliminate stocks that are highly volatile or are more likely to underperform the market.

Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80-100 eligible companies with a high probability of earnings growth that exceeds investor expectations.  The analysis includes an evaluation of changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.  Smith then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking growth of capital,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Growth Stock Risk.  The Fund’s focus on growth stocks increases the potential volatility of its share price.  If expectations are not met, the prices of these stocks may decline significantly.

Limited Holdings Risk.  Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile than other funds whose portfolios may contain a larger number of securities.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Prior to May 7, 2007, the Fund was known as the All-Cap Growth Fund, was managed by a different subadviser, and employed different strategies in seeking to invest in growth stocks.  Therefore, the performance shown below is not necessarily reflective of how the Fund will perform in the future.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 18.17% (for the quarter ended June 30, 2003) and the lowest quarterly return was
-24.36% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	6.38%	-3.19%	4.96%
(Return After Taxes on Distributions)	6.38%	-3.19%	4.56%
(Return After Taxes on Distributions and Sales of Fund Shares)	4.15%	-2.68%	4.30%
Class B Shares
(Return Before Taxes)	7.97%	-3.11%	4.84%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.21%	3.15%	7.69%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Smith Asset Management Group, L.P. (“Smith”) serves as subadviser of the Fund.

Portfolio Manager:  The Fund is managed by Smith by a team of investment professionals who have an equal role in managing the Fund, which includes the following: Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer; John D. Brim, CFA, Portfolio Manager; and Eivind Olsen, CFA, Portfolio Manager.  Each investment professional has served as a Portfolio Manager of the Fund since 2007, except for Mr. Olsen, who has served as a Portfolio Manager since 2009.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

OPPORTUNITY FUND

Investment Objective:  The Fund seeks long-term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class3	Institutional Class3
Management Fees	0.74%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.26%	0.35%	0.22%4	0.08%4
Total Annual Fund Operating Expenses2	1.30%	2.09%	0.96%	0.82%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
3. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
4. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$700	$963	$1,247	$2,053
Class B shares	$612	$955	$1,324	$2,219
Advisor Class shares	$98	$306	$531	$1,178
Institutional Class shares	$84	$262	$455	$1,014

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$700	$963	$1,247	$2,053
Class B shares	$212	$655	$1,124	$2,219
Advisor Class shares	$98	$306	$531	$1,178
Institutional Class shares	$84	$262	$455	$1,014

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund invests primarily in mid- and small-size companies that the Fund’s Adviser believes offer strong growth opportunities.  The Fund may continue to hold stocks of companies that grow into larger companies and may also invest opportunistically in larger companies.

The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.  The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.  The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking significant growth of capital,

■ Want exposure to investments in mid-and small-size companies,

■ Are willing to accept higher than average investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 20.16% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-25.39% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	11.84%	2.41%	8.55%
(Return After Taxes on Distributions)	11.06%	2.00%	8.04%
(Return After Taxes on Distributions and Sales of Fund Shares)	8.27%	1.85%	7.41%
Class B Shares
(Return Before Taxes)	13.82%	2.55%	8.45%
S&P Mid-Cap 400 Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.15%	10.53%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Edwin D. Miska, Director of Equities, has served as Co-Portfolio Manager of the Fund since 2007.

Steven S. Hill serves as Co-Portfolio Manager of the Fund and has served as either Portfolio Manager or Co-Portfolio Manager of the Fund since 2004.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

SPECIAL SITUATIONS FUND

Investment Objective:  The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.27%	0.39%	0.24%3	0.10%3
Total Annual Fund Operating Expenses	1.47%	2.29%	1.14%	1.00%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$716	$1,013	$1,332	$2,231
Class B shares	$632	$1,015	$1,425	$2,420
Advisor Class shares	$116	$362	$628	$1,386
Institutional Class shares	$102	$318	$552	$1,225

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$716	$1,013	$1,332	$2,231
Class B shares	$232	$715	$1,225	$2,420
Advisor Class shares	$116	$362	$628	$1,386
Institutional Class shares	$102	$318	$552	$1,225

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in common stocks of smaller size companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation or new technology, or are experiencing some other “special situation” that makes them undervalued relative to their long-term potential.  The Fund may also invest in stocks of mid-size or large companies.

In selecting stocks, the Fund relies on fundamental and quantitative analysis.  It screens potential investments to identify companies that have strong financial and managerial characteristics, including healthy balance sheets, a strong management team, solid market share positions and improving business fundamentals.  The Fund then attempts to identify those companies that are undervalued by the market or are undergoing some special situation that creates a short-term dislocation between their stock price and underlying value.  The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking significant growth of capital,

■ Want exposure to investments in small-size companies,

■ Are willing to accept a high degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.

Small-Size and Mid-Size Company Risk.  The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell small-to-mid-size company stocks at reasonable prices.

Undervalued Security Risk.  The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

Sector Risk.  The Fund will face a greater risk of loss due to factors affecting a single sector or industry than if the Fund always maintained wide diversity among the sectors and industries in which it invests.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 19.53% (for the quarter ended June 30, 2003) and the lowest quarterly return was
-23.76% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	3.06%	2.60%	8.93%
(Return After Taxes on Distributions)	1.95%	2.01%	8.33%
(Return After Taxes on Distributions and Sales of Fund Shares)	2.51%	1.95%	7.67%
Class B Shares
(Return Before Taxes)	4.56%	2.75%	8.87%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Paradigm Capital Management, Inc. (“Paradigm Capital Management”) serves as subadviser of the Fund.

Portfolio Manager:  Jonathan S. Vyorst, Senior Vice President, and Jason V. Ronovech, CFA and Senior Vice President, of Paradigm Capital Management, have served as Co-Portfolio Managers of the Fund since 2007.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

INTERNATIONAL FUND

Investment Objective:  The Fund primarily seeks long-term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 110 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.98%	0.98%	0.98%	0.98%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.47%	0.56%	0.36%3	0.22%3
Total Annual Fund Operating Expenses	1.75%	2.54%	1.34%	1.20%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund will no longer pay annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2013.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least April 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to April 1, 2014 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$743	$1,094	$1,469	$2,519
Class B shares	$657	$1,091	$1,550	$2,682
Advisor Class shares	$136	$425	$734	$1,613
Institutional Class shares	$122	$381	$660	$1,455

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$743	$1,094	$1,469	$2,519
Class B shares	$257	$791	$1,350	$2,682
Advisor Class shares	$136	$425	$734	$1,613
Institutional Class shares	$122	$381	$660	$1,455

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States.  To a limited degree, the Fund may also invest in companies based in the United States.

The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers and may focus its investments in companies located in or tied economically to particular countries or regions.  The Fund generally invests in securities that are traded in the foreign securities markets, though it may invest significantly in emerging or developing markets.

The subadviser selects investments by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  It then further narrows that universe by using a bottom-up stock and business analysis approach to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser also seeks to generate greater returns by investing in securities at a price below the company’s intrinsic worth.

In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.

The Fund may enter into spot currency trades (i.e., for cash at the spot rate prevailing in the foreign currency market) in connection with the settlement of transactions in securities traded in foreign currency.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■ Are seeking capital growth,

■ Want exposure to investments in foreign companies,

■ Are willing to accept a high degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.

Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in the exchange rates between the U.S. dollar and foreign currencies, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential restrictions in the flow of capital.  The use of spot transactions does not reduce or eliminate these risks.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.  As a result, it may be more volatile than a more geographically diversified fund.

Emerging Markets Risk.  The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk.  The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Mid-Size and Small-Size Company Risk.  The market risk associated with the securities of mid- and small-size companies is generally greater than that associated with securities of larger companies because such securities tend to experience sharper price fluctuations than those of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small size company stocks at reasonable prices.

Limited Holdings Risk.  The Fund’s assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or for the life of the Fund, if less) compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 18.55% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-19.25% (for the quarter ended September 30, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	Life of Class**
Class A Shares
(Return Before Taxes)	12.91%	-2.18%	3.28%
(Return After Taxes on Distributions)	12.91%	-2.47%	2.89%
(Return After Taxes on Distributions and Sales of Fund Shares)	8.39%	-2.00%	2.60%
Class B Shares
(Return Before Taxes)	14.85%	-2.09%	3.49%
Morgan Stanley Capital International EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	2.02%
Morgan Stanley Capital International EAFE Index (Net) (reflects the deduction of foreign withholding taxes on dividends)	17.32%	-3.69%	1.56%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.
** Both Class A shares and Class B shares commenced operations on 6/27/06.  The average annual total returns shown are for the period of 6/27/06 to 12/31/12.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Vontobel Asset Management, Inc. (“Vontobel”), serves as the subadviser of the Fund.

Portfolio Manager:  Rajiv Jain, Managing Director and Portfolio Manager – International Equities for Vontobel, has served as Portfolio Manager of the Fund since 2006.

Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 56 of this prospectus.

Other Important Information

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Funds on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Funds’ transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Funds’ transfer agent at 1 (800) 423-4026.  The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Funds are primarily sold to retail investors through their principal underwriter, First Investors Corporation (“FIC”).  FIC is an affiliate of the Funds’ adviser and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds.  For more information on FIC’s policies ask your representative, see the Funds’ Statement of Additional Information or visit First Investors website at: www.firstinvestors.com.

THE FUNDS IN GREATER DETAIL

The following sections provide more information about the investment objectives, principal investment strategies and principal risks of each of the Funds covered by this prospectus.  To help you decide which Funds may be right for you, we have also included in each section examples of who should consider buying the Fund.

None of the Funds in this prospectus, other than the Total Return Fund, pursues a primary strategy of allocating its assets among stocks, bonds and money market instruments.  For most investors, a complete investment program should include each of these asset classes.  While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks.  There have also been extended periods during which bonds and money market instruments have outperformed stocks.  By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio.  Of course, even a diversified investment program can result in a loss.

The investment objective of each Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of each Fund without shareholder approval.  The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

CASH MANAGEMENT FUND

What are the Cash Management Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund’s Adviser to present minimal credit risk.  The Fund’s investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; U.S. Treasury securities; short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); bankers’ acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share.  These include requirements relating to the credit quality, maturity, liquidity and diversification of the Fund’s investments.

In buying and selling securities, the Fund will consider its own credit analysis as well as ratings assigned by ratings services.  The Fund considers, among other things, the issuer’s earnings and cash flow generating capabilities, the security’s yield and relative value, and the outlook for interest rates and the economy.  In the case of instruments with demand features or credit enhancements, the Fund may also consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk.  Any investment carries with it some level of risk.  Although the Fund tries to maintain a $1.00 share price, it may not be able to do so.  It is therefore possible to lose money by investing in the Fund.  Here are the principal risks of investing in the Fund:

Credit Risk:

The value of a money market instrument will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature.  This could cause the Fund’s NAV to decline below $1.00 per share.

Credit risk also applies to securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations.  While the U.S. Treasury also entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee that these arrangements will ensure that these entities will be able to honor their obligations.  Moreover, these arrangements do not alter the fact that the securities issued by Fannie Mae and Freddie Mac are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Interest Rate Risk:

The Fund’s NAV could decline below $1.00 per share because of a change in interest rates.  Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates.  When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase.  The price volatility of money market instruments also depends on their maturities and durations.  Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Liquidity Risk:

The Fund may be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund’s ability to maintain a $1.00 share price.  The Fund could lose money if it cannot sell a security at the time and price that would be beneficial to the Fund.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

Who should consider buying the Cash Management Fund?

The Cash Management Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future.  Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds that invest in lower-quality, longer-term debt securities.    The Fund is intended for investors who:

■ Are seeking income, and

■ Are seeking a conservative investment that provides a high degree of credit quality.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

GOVERNMENT FUND

What are the Government Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“Government Securities”).  The Fund will notify shareholders at least 60 days before making any change to this 80% policy.

The majority of the Fund’s investments will typically consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association (“GNMA”), commonly known as Ginnie Maes.  They represent interests in pools of mortgages.  The principal and interest from the underlying mortgages are passed through to investors in the pools.  Ginnie Maes are guaranteed by the full faith and credit of the U.S. Government.

The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored enterprises, such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Although such U.S. Government-sponsored enterprises are chartered and sponsored by Acts of Congress, their securities are not backed by the full faith and credit of the U.S. Government.  Thus, their mortgage-backed securities are supported by the credit of the issuing agency, instrumentality or corporation and the underlying mortgages backing the securities.  The Fund may also invest in other types of Government Securities.  The Fund may also invest in U.S. Treasury futures and options on treasury futures to hedge against changes in interest rates.

The Fund uses a “top-down” approach in making investment decisions based on interest rates and economic and market conditions.  In selecting mortgage-backed investments, the Fund considers, among other factors, coupon and yield, relative value and weighted average maturity of the pool.  If interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying mortgage-backed securities with lower coupons.  Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.  The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  While the Fund invests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, your investment in the Fund is not insured or guaranteed by the U.S. Government.  Here are the principal risks of investing in the Fund:

Interest Rate Risk:

Because the Fund invests primarily in fixed income securities, it is subject to interest rate risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities and lower coupons tend to be more sensitive to interest rate changes than those with shorter maturities and higher coupons.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk.  When interest rates decline, homeowners tend to refinance their mortgages.  When this occurs, mortgages in the mortgage pools suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk.  Rising interest rates can cause the Fund’s average maturity to lengthen due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due.  The prices of bonds are affected by the credit quality of the issuer and in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk applies to securities issued by U.S. Government-sponsored enterprises (such as Fannie Mae and Freddie Mac mortgage-backed securities) that are not backed by the full faith and credit of the U.S. Government.  In the event that the issuers were to default on their obligations, the Fund would be forced to rely on the underlying mortgages backing the securities.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations.  While the U.S. Treasury also entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee that these arrangements will ensure that these entities will be able to honor their obligations.  Moreover, these arrangements do not alter the fact that the securities issued by Fannie Mae and Freddie Mac are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Derivatives Risk:

Investments in U.S. Treasury futures and options on treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. The use of derivatives for hedging purpose may limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to lack of a secondary trading market.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Government Fund?

The Government Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio.  The Fund is intended for investors who:

■ Are seeking an investment which offers both current income and a low degree of credit risk,

■ Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates and mortgage refinancing, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT GRADE FUND

What are the Investment Grade Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:

The Fund primarily invests in investment grade securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities.  The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.  The Fund defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) or that are unrated but determined by the Fund’s Adviser to be of quality equivalent to those within the four highest ratings of Moody’s or S&P.

The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government) and mortgage-backed and other asset-backed securities.  The Fund may also invest in U.S. Treasury futures and options on treasury futures to hedge against changes in interest rates.

The Fund attempts to stay broadly diversified, but it may emphasize certain industries based on the outlook for interest rates, economic forecasts and market conditions.  In selecting investments, the Fund considers, among other things, the issuer’s earnings and cash flow generating capabilities, asset quality, debt levels, industry characteristics and management strength.  The Fund also considers ratings assigned by ratings services in addition to its own research and investment analysis.

The Fund may adjust the average weighted maturity of the securities in its portfolio based on its interest rate outlook.  If it believes that interest rates are likely to fall, it may attempt to buy securities with longer maturities.  By contrast, if it believes interest rates are likely to rise, it may attempt to buy securities with shorter maturities or sell securities with longer maturities.

The Fund will not necessarily sell an investment if its rating is reduced.  The Fund usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.  However, it may hold securities that have been downgraded below investment grade (commonly known as “high yield” or “junk” bonds).

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Interest Rate Risk:

The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and in the case of asset-backed securities, the credit quality of the underlying loans.  High yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Credit risk also applies to securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations.  While the U.S. Treasury also entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee that these arrangements will ensure that these entities will be able to honor their obligations.  Moreover, these arrangements do not alter the fact that the securities issued by Fannie Mae and Freddie Mac are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk:

The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans.  When this occurs, the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments.  This will increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Liquidity Risk:

High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  As a result, the prices of high yield debt securities may be subject to wide price fluctuations due to liquidity concerns.

Derivatives Risk:

Investments in U.S. Treasury futures and options on treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  The use of derivatives for hedging purpose may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can also increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to lack of a secondary trading market.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Investment Grade Fund?

The Investment Grade Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio.  The Fund is intended for investors who:

■ Are seeking an investment which offers current income and a moderate degree of credit risk,

■ Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates, credit ratings and the economy, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL OPPORTUNITIES BOND FUND

What are the International Opportunities Bond Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks total return consisting of income and capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.  The Fund will notify shareholders at least 60 days before making any changes to this 80% policy.  For purposes of the 80% test, bonds include debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities); debt securities of supranational organizations such as freely transferable promissory notes, bonds and debentures; corporate debt securities, including freely transferable promissory notes, debentures, zero coupon bonds, commercial paper, certificates of deposits, and bankers’ acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; emerging markets debt; and below investment grade securities, also known as high yield debt or “junk bonds”.  The Fund will normally invest its assets in debt and fixed income securities of issuers located in developed countries outside of the United States.  The Fund will primarily invest in sovereign debt and currencies, as well as in investment grade corporate bonds.  To a lesser extent, the Fund may invest in emerging markets.

Any country that has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) at the time of purchase will be considered a developed country.  An issuer is considered by the subadviser to be located in a developed country if such issuer meets one or more of the following criteria:  has a class of its securities listed in a developed country; is organized (i.e., is incorporated or otherwise formed) under the laws of, or has a principal office (i.e., is headquartered) in a developed country; derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more developed countries; or maintains 50% or more of its assets in one or more developed countries.

The Fund may invest in both investment grade and, to a lesser extent, below investment grade securities.  Investment grade securities are securities rated at the time of purchase by a NRSRO within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality.  The Fund will normally hold a portfolio of debt securities of issuers located in a minimum of six countries.  The subadviser intends to maintain a weighted average portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the subadviser to be of comparable quality.

The Fund may invest in forward foreign currency contracts in order to hedge its currency exposure in bond positions or to gain currency exposure.  The Fund may also invest in interest rate and bond futures to manage interest rate risk and for hedging purposes.  These investments may be significant at times.  Although the Fund has the flexibility to make use of forward foreign currency contracts it may choose not to for a variety of reasons, even under very volatile market conditions.

The subadviser follows a top-down value-driven process to investing and therefore seeks to identify relative value in the international bond markets.  The subadviser defines as undervalued those markets where it believes real interest rates are high and the currency is undervalued with potential to appreciate.  The subadviser will concentrate investments in those undervalued markets where it believes cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time.  The subadviser believes that such economic conditions provide the best potential to achieve capital appreciation.

The weighted average duration of the Fund’s portfolio is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the subadviser’s outlook for interest rates and the potential for capital gains.  Duration is a measure of a bond’s or fixed income portfolio’s sensitivity to changes in interest rates.  Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security.

The Fund reserves the right to take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, when available, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Interest Rate Risk:

The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.

During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Market Risk:

The market prices of the Fund’s securities may decline over short or even extended periods due to general market conditions, an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell debt securities.  There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.  From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices.  If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities.  Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets.  For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.  The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories.  Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations and potential restrictions on the flow of international capital. Many foreign countries impose withholding taxes on income and gains from investments in such countries, which the Fund may not recover.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.  Some foreign governments may default on principal and interest payments.  Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Fund to pursue its rights against a foreign government in that country’s courts.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region at any time, it is more likely to be affected by events or conditions of that country or region.  As a result, it may be more volatile than a more geographically diversified fund.

Currency Risk:

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change.  Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and other political or regulatory conditions in the U.S. or abroad.  The Fund may incur currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Supranational Risk:

Supranational organizations are entities designated or supported by a government or government group to promote economic development.  Supranational organizations have no taxing authority and are dependent on their members for payment of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.  Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.  Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.

Emerging Markets Risk:

The risks of investing in foreign securities are heightened when the securities are traded in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk:

The Fund is susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.  High yield debt securities also tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  As a result, the prices of high yield debt securities may be subject to wide price fluctuations due to liquidity concerns.

Non-Diversification Risk:

The Fund is a non-diversified investment company and, as such its assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.  The price of a share of the Fund can therefore be expected to fluctuate more than a diversified mutual fund.  Moreover, the Fund’s share price may decline even when the overall market is increasing.  Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

Derivatives Risk:

Forward foreign currency contracts and futures involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of potential losses are greater than if the investment technique had not been used.  For example, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund.  An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.  These investment techniques may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.  At times, it may be difficult to sell or value derivative securities due to the lack of an available trading market.

Valuation Risk:

The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair valued securities may receive fewer shares or lower redemption proceeds than they would have received if the Fund had not fair valued the security or had used a different valuation methodology.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the International Opportunities Bond Fund?

The International Opportunities Bond Fund is most appropriately used to add diversification to an investment portfolio.  The Fund is intended for investors who:

■ Are seeking total return,

■ Want exposure to debt securities of foreign issuers,

■ Are willing to accept a high degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND FOR INCOME

What are the Fund For Income’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks high current income.

Principal Investment Strategies:

The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, special purpose entities that are used to finance capital investment, sales or leases of equipment, loans or other programs and firms with heavy debt loads.  High yield securities may be backed by receivables or other assets.  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.

The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.  The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.  The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.  The same risks of default apply to borrowers of assignments of syndicated bank loans.

Market Risk:

The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.  The prices of high yield bonds and other high yield debt securities held by the Fund could decline not only due to a deterioration in the financial condition of the issuers of such bonds, but also due to overall movements in the high yield market.  Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when prices generally go down, referred to as “bear” markets.

Interest Rate Risk:

The market values of high yield bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, and the higher its credit rating, the greater its sensitivity to interest rates.

Liquidity Risk:

High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price or at a particular time, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  Assignments of syndicated bank loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.  As a result, the prices of high yield debt securities may be subject to wide price fluctuations due to liquidity concerns.

Syndicated Bank Loans Risk:

Syndicated bank loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
Who should consider buying the Fund For Income?

The Fund For Income is most appropriately used to add diversification to an investment portfolio.  The Fund is intended for investors who:

■ Are seeking an investment that offers a high level of current income,

■ Are willing to accept a high degree of credit risk and market volatility, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURN FUND

What are the Total Return Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Principal Investment Strategies:

The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 35% in bonds, cash, and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.

Once the Fund’s investments in stocks, bonds, and money market instruments have been set, the Fund uses fundamental research and analysis to determine which particular securities to purchase or sell.  The Fund selects investments in common stocks based on their potential for capital growth, current income or both.  The Fund considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.  The Fund will normally diversify its stock holdings among stocks of large-, mid- and small-size companies.

The Fund selects individual investments in bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.  The Fund will typically diversify its bond holdings among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities and mortgage-backed securities.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.  In general, bonds decline in value when interest rates rise.  While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Interest Rate Risk:

The market values of bonds and other debt securities are affected by changes in interest rates.  When interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  The lowest rating category of investment grade debt securities may have speculative characteristics.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.

Credit risk also applies to securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations.  While the U.S. Treasury also entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee that these arrangements will ensure that these entities will be able to honor their obligations.  Moreover, these arrangements do not alter the fact that the securities issued by Fannie Mae and Freddie Mac are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk:

The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, homeowners tend to refinance their mortgages.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Allocation Risk:

The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Total Return Fund?

The Total Return Fund may be used as a core holding of an investment portfolio.  While every investor should consider an asset allocation strategy that meets his or her own needs, the Fund can be used as a stand alone investment by an investor who does not want to make his or her own asset allocation decisions.  The Fund is intended for investors who:

■ Are seeking total return,

■ Want an investment that provides diversification among different asset classes,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY INCOME FUND

What are the Equity Income Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks total return.

Principal Investment Strategies:

The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential.  The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.

In selecting stocks, the Fund typically begins by identifying companies that pay dividends.  The Fund then analyzes companies that appear to be undervalued.  Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities.  For purposes of this 80% test, equities may include common stock, preferred stock, equity-based ETFs and other instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer.  The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.  The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis  which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.

The Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders.  Other considerations include analysis of economic trends, interest rates and industry diversification.

The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies.  Market capitalization is not an initial factor during the security selection process, but it is considered in assembling the total portfolio.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.  The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.  Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns.

Undervalued Securities Risk:

The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.  Moreover, value stocks may fall out of favor with investors and decline in price as a class.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Dividend Risk:

At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Equity Income Fund?

The Equity Income Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio.  The Fund is intended for investors who:

■ Are seeking total return,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH & INCOME FUND

What are the Growth & Income Fund’s objectives, principal investment strategies and principal risks?

Objectives:

The Fund seeks long-term growth of capital and current income.

Principal Investment Strategies:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both.  The Fund primarily seeks to invest in common stocks of companies that have a history of paying dividends.  When the Fund cannot identify dividend-paying stocks that it finds attractive, it may invest in non-dividend paying stocks.   The Fund will normally diversify its stock holdings among stocks of large-, mid-, and small-size companies.

The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization.  In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and history (if any) of paying dividends.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objectives.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.  Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns.  Moreover, if the Fund cannot identify dividend-paying stocks that it believes have sufficient growth potential, it may have a substantial portion of its portfolio in non-dividend paying stocks.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Dividend Risk:

At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Growth & Income Fund?

The Growth & Income Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio.  The Fund is intended for investors who:

■ Are primarily seeking an investment that offers the potential for growth with a modest amount of income,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL FUND

What are the Global Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks long-term capital growth.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world.  While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States.

The Fund primarily invests in stocks of companies that are considered large to medium in size (measured by market capitalization).  The Fund may also invest (to a lesser degree) in smaller size companies when it views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets.  Although the Fund primarily invests in securities that trade in larger or more established markets, it also may invest a significant amount in less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments.  Security selection is based on any one or more of the following characteristics: profitability; earnings growth; strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; and/or quality management.

Once the purchase candidates for the Fund are identified, the portfolio construction process begins.  In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country allocation, (2) industry and sector allocation, (3) company size and (4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries.  The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness.  A stock may be sold if in the portfolio manager’s opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; or it experiences excessive valuations.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

The Fund may engage in active and frequent trading, which may result in high portfolio turnover.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities.  Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets.  For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.  The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories.  Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations and potential restrictions on the flow of international capital.  Many foreign countries impose withholding taxes on income and gains from investments in such countries, which the Fund may not recover.

Emerging Markets Risk:

The risks of investing in foreign securities are heightened when the securities are traded in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

High Portfolio Turnover Risk:

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period.  High portfolio turnover could increase the Fund’s transaction costs and produce taxable distributions to shareholders and possibly have a negative impact on its performance.

Who should consider buying the Global Fund?

The Global Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio.  The Fund is intended for investors who:

■ Are seeking significant growth of capital,

■ Want exposure to investments in both U.S. and foreign companies,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELECT GROWTH FUND

What are the Select Growth Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  Smith considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.    The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by Smith’s screening process.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles, with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Growth Stock Risk:

The Fund’s focus on growth stocks increases the potential volatility of its share price.  Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates.  If expectations are not met, the prices of these stocks may decline significantly.

Limited Holdings Risk:

Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile than other funds whose portfolios may contain a larger number of securities.  The performance of any one of the Fund’s stocks could significantly impact the Fund’s performance.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Select Growth Fund?

The Select Growth Fund may be used as a core holding of an investment portfolio or as a base on which to build a portfolio.  The Fund is intended for investors who:

■ Are seeking growth of capital,

■ Are willing to accept a moderate degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

OPPORTUNITY FUND

What are the Opportunity Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks long-term capital growth.

Principal Investment Strategies:

The Fund invests primarily in mid- and small-size companies that the Fund’s Adviser believes offer strong growth opportunities.  The Fund may continue to hold stocks of mid- and small-size companies that grow into large companies and may also invest opportunistically in stocks of larger companies.

The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.  The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.  The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Opportunity Fund?

The Opportunity Fund is most appropriately used to add diversification to an investment portfolio.  The Fund is intended for investors who:

■ Are seeking significant growth of capital,

■ Want exposure to investments in mid-and small-size companies,

■ Are willing to accept higher than average investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SPECIAL SITUATIONS FUND

What are the Special Situations Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund primarily invests in common stocks of smaller size companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation or new technology, or are experiencing some other “special situation” that makes them undervalued relative to their long-term potential.  Although the Fund normally invests in stocks of smaller size companies, the Fund may also invest in stocks of mid-size or large companies.

In selecting stocks, the Fund relies on fundamental and quantitative analysis.  It screens potential investments to identify companies that have strong financial and managerial characteristics, including healthy balance sheets, a strong management team, solid market share positions and improving business fundamentals.  The Fund then attempts to identify companies that are undervalued by the market or are undergoing some special situation (such as reorganization or divestiture of a business unit) that creates a short-term dislocation between their stock price and underlying value.  The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.  The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Small-Size and Mid-Size Company Risk:

The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations.  The additional volatility associated with small-to-mid-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Small-to-mid-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell small-to-mid-size company stocks at reasonable prices.

Undervalued Security Risk:

The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.  Moreover, value stocks may fall out of favor with investors and decline in price as a class.

Sector Risk:

To the extent the Fund invests a significant portion of its assets in one or more sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single sector or industry than if the Fund always maintained wide diversity among the sectors and industries in which it invests.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the Special Situations Fund?

The Special Situations Fund is most appropriately used to add diversification to an investment portfolio.  The Fund is intended for investors who:

■ Are seeking significant growth of capital,

■ Want exposure to investments in small-size companies,

■ Are willing to accept a high degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL FUND

What are the International Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund primarily seeks long-term capital growth.

Principal Investment Strategies:

The Fund primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States.  To a limited degree, the Fund may also invest in companies based in the United States.

The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers.  The Fund may invest significantly in emerging or developing markets such as India and Brazil, and may focus its investments in companies located in or tied economically to particular countries or regions.

The subadviser selects investments for the Fund generally by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  The subadviser then further narrows that universe by using a bottom-up stock and business analysis approach.  The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria.

The subadviser seeks to invest in companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser’s investment process also considers a company’s intrinsic value relative to its earnings power and market price.  The subadviser believes that investing in these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in market favor.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the companies, and not price quotations, to measure the potential success of an investment.  In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.

The Fund may enter into spot currency trades (i.e., for cash at the spot rate prevailing in the foreign currency market) in connection with the settlement of transactions in securities traded in foreign currency.

The Fund reserves the right to take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, and information concerning the

Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities.  Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets.  For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.  The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories.  Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations and potential restrictions on the flow of international capital.  The use of spot transactions does not reduce or eliminate these risks.  Many foreign countries impose withholding taxes on income and gains from investments in such countries, which the Fund may not recover.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region at any time, it is more likely to be affected by events or conditions of that country or region.  As a result, it may be more volatile than a more geographically diversified fund.

Emerging Markets Risk:

The risks of investing in foreign securities are heightened when the securities are traded in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Limited Holdings Risk:

The Fund’s assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.  The price of a share of the Fund can therefore be expected to fluctuate more than a fund that invests in substantially more companies.  Moreover, the Fund’s share price may decline even when the overall market is increasing.  Accordingly, an investment in the Fund may therefore entail greater risks.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Who should consider buying the International Fund?

The International Fund is most appropriately used to add diversification to an investment portfolio.  The Fund is intended for investors who:

■ Are seeking capital growth,
■ Want exposure to investments in foreign companies,

■ Are willing to accept a high degree of investment risk, and

■ Have a long-term investment horizon and are able to ride out market cycles.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL

The Adviser.

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to each Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 55 Broadway, New York, NY 10006.  As of September 30, 2012, FIMCO served as investment adviser to 37 mutual funds or series of funds with total net assets of approximately $8.0 billion.  FIMCO supervises all aspects of each Fund's operations.

For the fiscal year ended September 30, 2012, FIMCO received advisory fees (net of any applicable waiver) as follows: 0.55% of average daily net assets for Government Fund; 0.55% of average daily net assets for Investment Grade Fund; 0.70% of average daily net assets for Fund For Income; 0.74% of average daily net assets for Total Return Fund, Equity Income Fund and Opportunity Fund; 0.75% of average daily net assets for Select Growth Fund; 0.80% of average daily net assets for Special Situations Fund; 0.70% of average daily net assets for Growth & Income Fund; 0.95% of average daily net assets for Global Fund; and 0.98% of average daily net assets for International Fund.  FIMCO did not receive any advisory fees from the Cash Management Fund and International Opportunities Bond Fund.

During the fiscal year ended September 30, 2012, the Adviser waived advisory fees for the: Cash Management Fund in the amount of 0.50%; Government Fund in the amount of 0.11%; Investment Grade Fund in the amount of 0.11%; International Opportunities Bond Fund in the amount of 0.75%; Fund For Income in the amount of 0.03%; Global Fund in the amount of 0.02%; and Special Situations Fund in the amount of 0.10%.  These waivers are not reflected in the Annual Fund Operating Expenses tables, which are located in “The Funds Summary Section” of this prospectus.  During the fiscal year ended September 30, 2012, the Adviser also reimbursed other expenses for the Cash Management Fund to prevent a negative yield on the Fund’s shares.  There is no guarantee that the Cash Management Fund will maintain a positive net yield.  In addition, during the fiscal year ended September 30, 2012, the International Opportunities Bond Fund reimbursed expenses.  The above waivers and/or expense reimbursements are voluntary and may be discontinued at any time by FIMCO without notice, except for the International Opportunities Bond Fund, which is contractual and may be terminated or amended with the approval of the Fund’s Board of Trustees.

The Total Return Fund is managed by Edwin D. Miska and Clark D. Wagner.  They jointly decide what portion of the Fund’s assets should be allocated to stocks, bonds and cash.  Mr. Miska is primarily responsible for managing the Fund’s investments in stocks and Mr. Wagner is primarily responsible for managing the Fund’s investments in bonds and cash.  Mr. Miska has served as Portfolio Manager of the Fund since 2002 and Mr. Wagner has served as Portfolio Manager of the Fund since 2001.

Mr. Miska has served as Director of Equities and as Portfolio Manager of the Growth & Income Fund since 2002 and as Co-Portfolio Manager of the Opportunity Fund since 2007.  Mr. Miska also serves as a Portfolio Manager for another First Investors Fund and joined FIMCO in 2002 as a Portfolio Manager.

Mr. Wagner has served as Director of Fixed Income since 2001.  He serves as Co-Portfolio Manager of the Government Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1995.  He also serves as Co-Portfolio Manager of the Investment Grade Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 2007.  He also serves as a Portfolio Manager and Co-Portfolio Manager for certain other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.

Rajeev Sharma has served as the Co-Portfolio Manager of the Investment Grade Fund since 2009 and also serves as a Co-Portfolio Manager of another First Investors Fund.  Mr. Sharma joined FIMCO in July 2009 and prior to joining FIMCO, Mr. Sharma was a Vice-President and Senior Corporate Credit Analyst at Lazard Asset Management, LLC (2005-2009) and Associate Director, Corporate Ratings at Standard & Poor’s Ratings Services (2002-2005).

Rodwell Chadehumbe has served as Co-Portfolio Manager of the Government Fund since December 2012 and serves as Co-Portfolio Manager of other First Investors Funds.  Prior to joining FIMCO in 2012, Mr. Chadehumbe served as Portfolio Manager at Fifth Third Asset Management, Inc. (2008-2012) and at Fifth Third Private Bank (2006-2008).

Steven S. Hill serves as Co-Portfolio Manager of the Opportunity Fund and has served as either Portfolio Manager or Co-Portfolio Manager of the Fund since 2004.  Mr. Hill joined FIMCO in 2002 as an equity analyst.

Sean Reidy has served as Portfolio Manager of the Equity Income Fund since 2011 and also serves as Portfolio Manager of another First Investors Fund.  Prior to joining FIMCO in 2010, Mr. Reidy was a proprietary trader at First New York Securities (2008-2010) and served as Co-Portfolio Manager and Research Director at Olstein Capital Management (1996-2007).

Douglas R. Waage has worked with Mr. Miska as the Assistant Portfolio Manager of the Growth & Income Fund since January 2013 and serves in the same capacity as an Assistant Portfolio Manager of another First Investors Fund.  Mr. Waage joined FIMCO in 2005 as an equity analyst.

The Subadvisers.

Wellington Management Company, LLP (“Wellington Management”) serves as the investment subadviser of the Global Fund.  Wellington Management has discretionary trading authority over all of the Fund's assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of September 30, 2012, Wellington Management had investment management authority with respect to approximately $748 billion in assets.

The Global Fund is managed by a team of investment professionals.  Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 1995.  Mr. Choumenkovitch has served as a Portfolio Manager for the international equity portion of the Fund since 2007 and has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2000.  Matthew E. Megargel, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 1983.  Mr. Megargel has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2000.  Jeffrey L. Kripke, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2001.  Mr. Kripke has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2006 and has been involved in portfolio management and securities analysis for the U.S. equity portion of the Fund since 2001.  Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2001.  Mr. Boggan has served as a Portfolio

Manager for the U.S. equity portion of the Fund since 2006.  Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2008.  Ms. Stilwell has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2010.  Prior to joining Wellington Management, Ms. Stilwell was an investment professional with Goldman Sachs Asset Management International (1997-2007).

Paradigm Capital Management, Inc. (“Paradigm Capital Management”) serves as subadviser of the Special Situations Fund.  Paradigm Capital Management has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Paradigm Capital Management is located at Nine Elk Street, Albany, NY 12207.

Paradigm Capital Management is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions.  As of September 30, 2012, Paradigm Capital Management held investment management authority with respect to approximately $2.1 billion in assets.

Jonathan S. Vyorst, Senior Vice President, and Jason V. Ronovech, CFA and Senior Vice President, of Paradigm Capital Management, have served as Co-Portfolio Managers of the Special Situations Fund since 2007.  Messrs. Vyorst and Ronovech also serve as Co-Portfolio Managers for another First Investors Fund.  Mr. Vyorst joined Paradigm Capital Management in 2007 as a Portfolio Manager.  Mr. Ronovech joined Paradigm Capital Management in 2000 as an equity analyst and has served as Portfolio Manager for Paradigm Funds Advisor LLC (affiliate of Paradigm Capital Management) since 2005.

Vontobel Asset Management, Inc. (“Vontobel”), serves as the investment subadviser of the International Fund.  Vontobel has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Vontobel is located at 1540 Broadway, New York, NY 10036.  Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland.  Vontobel acts as the subadviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel.

Vontobel has provided investment advisory services to mutual fund clients since 1990.  As of September 30, 2012, Vontobel managed approximately $32 billion in assets.

Rajiv Jain, Managing Director and Portfolio Manager – International Equities for Vontobel, has served as Portfolio Manager of the International Fund since 2006 and also serves as a Portfolio Manager for another First Investors Fund.  Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios.

Smith Asset Management Group, L.P. (“Smith”) serves as the investment subadviser of the Select Growth Fund.  Smith has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.  Smith is an investment management firm that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans.  As of September 30, 2012, Smith held investment management authority with respect to approximately $2.3 billion in assets.

The Select Growth Fund is managed by a team of investment professionals who have an equal role in managing the Fund, including the following: Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer

of Smith (1995 to present); John D. Brim, CFA, a Portfolio Manager of Smith (1998 to present); and Eivind Olsen, CFA, a Portfolio Manager of Smith, who joined Smith in 2008 and prior thereto served as a Portfolio Manager with Brazos Capital Management/John McStay Investment Counsel (1998-2008).  Each investment professional has served as a Portfolio Manager of the Fund since 2007, except for Mr. Olsen, who has served as a Portfolio Manager since 2009.  The same team of investment professionals also manage another First Investors Fund.

Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser of the Fund For Income.  Muzinich has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Muzinich is located at 450 Park Avenue, New York, NY 10022.  Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies.  As of September 30, 2012, Muzinich managed approximately $19.5 billion in assets.

The Fund For Income is managed by a team of investment professionals who have active roles in managing the Fund, including the following:  Dennis V. Dowden, Portfolio Manager, who joined Muzinich in 2001; Clinton Comeaux, Portfolio Manager, who joined Muzinich in 2006; and Bryan Petermann, Portfolio Manager, who joined Muzinich in 2010 and prior thereto served as Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010).  Each investment professional has been a Portfolio Manager of the Fund since 2009, except for Mr. Petermann who has served as Portfolio Manager since 2010.  The same team of investment professionals also manages another First Investors Fund.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as the investment subadviser of the International Opportunities Bond Fund.  Brandywine Global has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Brandywine Global is a limited liability company with principal offices at 2929 Arch Street, Philadelphia, PA 19104.  Brandywine Global acts as adviser or subadviser to individuals, public funds, company, pensions and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment portfolios.  As of September 30, 2012, Brandywine Global held investment management authority with respect to approximately $41.2 billion in assets.

The International Opportunities Bond Fund is managed by a team of investment professionals who have active roles in managing the Fund.  Stephen S. Smith has served as Managing Director of Brandywine Global since 1991, and has served as Portfolio Manager of the Fund since the Fund’s inception in 2012.  He joined Brandywine Global in 1991.  David F. Hoffman, CFA, has served as Managing Director of Brandywine Global since 1995, and has served as Portfolio Manager of the Fund since the Fund’s inception in 2012.  He joined Brandywine Global in 1995.  John P. McIntyre, CFA, has served as Portfolio Manager/Senior Research Analyst since the Fund’s inception in 2012.  He served as Associate Portfolio Manager/ Senior Research Analyst (2006-2012) and joined Brandywine Global in 1998.  Brian R. Hess has served as Associate Portfolio Manager/Senior Research Analyst of the Fund since the Fund’s inception in 2012 and joined Brandywine Global in 2003.

Other Information.

Descriptions of the factors considered by the Board of Trustees in approving the foregoing Advisory and Subadvisory Agreements are available in the Fund’s Annual Report to shareholders for the fiscal year ending September 30, 2012.

Except for the Cash Management Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in a Fund.

The Funds have received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of the Funds’ shareholders but subject to the approval of the Funds’ Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  First Investors Income Funds and First Investors Equity Funds, on behalf of each of their respective Funds, have claimed an exemption from registration with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act (“CEA”) and the Adviser is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8).

The following is information about the indices that are used by the Funds in the Average Annual Total Returns table as benchmarks for their performance, which is located in the “The Funds Summary Section” of this prospectus:

■ The BofA Merrill Lynch GNMA Master Index is a market capitalization-weighted index, including generic-coupon GNMA mortgages, with at least $150 million principal amounts outstanding.

■ The Citigroup Government/Mortgage Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index.  The Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index.  The Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

■ The BofA Merrill Lynch U.S. Corporate Master Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million.

■ The BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (“BofA Merrill Lynch Index”) contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s Investment Service, Inc., Standard & Poors Ratings Services and Fitch Ratings, but caps issuer exposure at 2%.

■ The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries.

■ The BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury quasi-government, corporate and residential mortgage pass-through securities.

■ The Morgan Stanley Capital International All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices.  The index consists of 45 country indices, including 24 developed and 21 emerging market country indices.

■ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization).

■ The S&P Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure the performance of the mid-range sector of the U.S. stock market.

■ The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market).

■ The Morgan Stanley Capital International EAFE Index (Gross) and the Morgan Stanley Capital International EAFE Index (Net) are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada.  The Morgan Stanley Capital International EAFE Index (Gross) is calculated on a total-return basis with maximum possible dividend reinvestment (before taxes).  The Morgan Stanley Capital International EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes.  These indices are unmanaged and not available for direct investment.

■ The Citigroup World Government Bond ex-U.S. Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million.

A description of “Prior Performance of Similar Accounts Managed By Brandywine Global” is shown below.

Prior Performance of Similar Accounts Managed by Brandywine Global

The performance shown below consists of Brandywine Global’s International Opportunistic Fixed Income Composite (“Composite”), which is a composite of accounts managed by Brandywine Global that have investment objectives, policies and strategies substantially similar to those of the Fund.  The inception date of the Composite is October 1, 2000.  The bar chart of the Composite shows the total annual returns from year to year over the past ten calendar years.  The Composite includes all fully discretionary, fee-paying, actively managed International Opportunistic Fixed Income accounts with flexible country, yield and/or credit quality mandates.  The performance information for the Composite has been provided by Brandywine Global and relates to the historical performance of all accounts similarly managed by Brandywine Global, as measured against a broad-based index.

Performance information for the International Opportunities Bond Fund (“Fund”) has not been provided because the Fund commenced operations on August 20, 2012, and does not have a full calendar year of performance.  The performance of the Composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund.  Brandywine Global has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS).  Portfolios are valued daily on a trade date basis and include dividends and interest as well as all realized and unrealized capital gains and losses.  Return calculations at the portfolio level are time-weighted to account for periodic contributions and withdrawals.  Performance results are calculated on a before tax, total return basis and performance would have been lower if taxes were included.  The Composite returns consist of size-

weighted portfolio returns using beginning of period values to weight the portfolio returns.  Net of fee returns reflect the deduction of trading expenses and the highest investment management fees charged within the composite membership.  The Fund’s expenses are higher than the expenses used to calculate the performance of the Composite.  Therefore, if the Composite had included the Fund’s expenses, the performance of the Composite would be lower.  Certain restrictions imposed by law on registered investment companies, such as the Fund, are not applicable to accounts included in the Composite and may have adversely affected the performance of the Composite had they been applicable.

The performance of the Composite shown below is based on calculations that are different than the standardized method of calculations required by the SEC that will be used to calculate the Fund’s performance.  The method of calculating performance of the Composite will result in an average annual total return for the Composite that will be higher than that derived from the SEC’s standardized methodology.

Brandywine Global’s Historical Performance International Opportunistic Fixed Income Composite

Calendar Year Returns Years Ended December 31

During the periods shown, the highest quarterly return was 10.73% (for the quarter ended September 30, 2010) and the lowest quarterly return was -3.83% (for the quarter ended March 31, 2009).

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Brandywine Global’s International Opportunistic Fixed Income Composite (net of fees before taxes)	15.95%	8.00%	9.10%
Citigroup World Government Bond ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	1.51%	5.23%	6.38%

SHAREHOLDER INFORMATION

How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  Shares of each Fund will not be priced on the days on which the NYSE is closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.  To calculate the NAV, each Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of each share class will generally differ because they have different expenses.

Each Fund, except for the Cash Management Fund, generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  Debt obligations with maturities of 60 days or less are valued at amortized cost.

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Funds under procedures that have been approved by the Board of Trustees of the Funds.  The Funds may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.

In the event that a security, domestic or foreign, is priced using fair value pricing, a Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by a Fund could cause a Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by the Funds that trade in markets outside the United States may fluctuate on days that Funds are not open for business and may result in a Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.

The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.  The NAV of the Cash Management Fund could nevertheless decline below $1.00 per share.

How do I open an account?

You can open an account through a representative of the Funds’ principal underwriter, First Investors Corporation, or  any other financial intermediary that is authorized to sell the Funds (collectively, your “Representative”).  It is generally our policy to only open accounts for U.S. citizens or resident aliens.  Accounts may be established in a variety of different registration options, including individual, joint and trust registrations.  Your Representative will help you complete the necessary paperwork.  Please contact your Representative for more information on how to open an account.

The Funds offer several different share classes.  Not all Funds offer each share class.  Each share class has its own investment eligibility criteria, fees, expenses and other features.  Not all shares classes may be available to you.  When deciding which share class to invest in, you should consider the amount you plan to invest, the fees and expenses for each share class and any sales charge discounts or waivers which may be available to you.  Your Representative can assist you in determining which share classes are available to you.  Moreover, you should consider any other fees and/or charges your Representative may charge you in addition to the fees and/or charges disclosed in this prospectus.  The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Funds’ Statement of Additional Information (“SAI”). The SAI is available free of charge by calling 1 (800) 423-4026, by visiting our website at www.firstinvestors.com or by visiting the SEC’s website at www.sec.gov.

Investors investing in the Funds through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees.  If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply.  Your financial intermediary also may charge fees that are in addition to those described in this prospectus.

Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  Therefore, if you are a new customer, you will be asked to provide certain information before we can open your account, including your name, residential street address, date of birth, social security or taxpayer identification number (“TIN”), citizenship status and other information that will allow us to identify you.  We may also ask you to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents.  In certain circumstances, the Funds may obtain and verify this information with respect to any person authorized to effect transactions in an account.  If we are unable to verify your identity to our satisfaction within a maximum of 60 days of opening your account, we will restrict most types of investments in your account.  We reserve the right to liquidate your account at the current net asset value if we have not been able to verify your identity within a maximum of 90 days of opening the account or if we have questions concerning the purpose of the account that have not been adequately explained.  We may, in our sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if we believe for any reason that a more timely resolution is necessary or appropriate.  We are not responsible for any loss that may occur and we will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of our decision to liquidate an account.

What share classes are offered by the Funds?

Advisor and Institutional Class shares will not be offered for sale until April 2013. Not all classes of shares of each Fund may be available in all jurisdictions.

Class A shares:  Class A shares of the Funds are available to all investors.  Class A shares of the Funds are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, which is also described in the Class A shares chart.

The minimum account size for a Class A account is $1,000 for a non-retirement account and $500 for a Roth or Traditional IRA account.  The Funds offer lower initial minimum investment requirement for certain types of Class A accounts and may waive the minimum account requirement if you maintain a systematic investment program.

Class B Shares:  Class B shares of each of the Funds that offer Class B shares are sold at net asset value without any initial sales charge with the same minimum account sizes as Class A shares.  However, you generally pay a CDSC when you sell your shares.  The CDSC declines the longer you hold your shares, as illustrated in the Class B shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class B shares convert to Class A shares after 8 years.  You cannot invest directly in Class B shares of the Cash Management Fund and the International Opportunities Bond Fund does not offer Class B shares.

As a matter of policy, FIC does not permit its Representatives to recommend Class B shares of any funds, including the First Investors Funds.

Advisor Class shares:  Advisor Class shares of the Funds that offer Advisor Class shares are available to fee-based advisory programs sponsored or maintained by a financial intermediary such as a registered investment advisor, who invests at least $100,000 in the aggregate in a Fund, and to certain retirement plan service provider platforms.  The Funds may accept, in their sole discretion, investments in Advisor Class shares from purchasers not listed above.  Advisor Class requires a minimum initial investment of $1,000 per Fund account.  The Funds reserve the right to waive the minimum initial account size requirement for Advisor Class shares in certain cases.  Advisor Class shares of the Funds are sold at the net asset value and do not charge 12b-1 fees.

Institutional Class shares:  Institutional Class shares of the Funds that offer Institutional Class shares are available to eligible investors.  Eligible investors may include certain retirement plan service provider platforms, individuals, corporations, registered investment companies, trust companies, endowments and foundations.  The Funds may accept, in their sole discretion, investments in Institutional Class shares from purchasers not listed above.  Eligible investors must make a minimum initial investment of $2,000,000 per Fund account.  The Funds reserve the right to waive the minimum initial account size requirement for Institutional Class shares in certain cases.  Institutional Class shares of the

Funds are sold at the net asset value and do not charge 12b-1 fees.

What about accounts with multiple owners or representatives?

If you open an account that has more than one legal owner or legal representative, the Funds will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required to process the transaction.  For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares, (d) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (e) change the address of record on the account.  The Funds (and their affiliates) have no liability for honoring the instructions of any one joint owner; they have no responsibility for questioning the propriety of instructions of any one joint owner; and they have no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected).  The principle of “notice to one is notice to all” applies.  Thus, to the extent permitted by law, we are legally considered to have fulfilled all of our obligations to all joint tenants if we fulfill them with respect to one of the joint tenants.  If you open or maintain a joint account, you consent to this policy.

Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is our policy to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges.  Thus, any one of the designated persons is authorized to provide us with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons.  We have no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to us or not, to determine if they contain any restrictions on the authority of any one authorized person to provide us with instructions or to control the account.  We may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected).  We have no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account.  If you open or maintain an account for an entity, you consent to this policy.

If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Funds that you do not authorize them to accept instructions from less than all owners or representatives.  You should be aware that this could cause you to incur delays, potential market losses, and additional expenses.  You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction that requires a signature guarantee under the Funds’ policies.  The Funds reserve the right to change their policies concerning accounts with multiple owners or representatives without prior notice.

How do I make subsequent transactions?

Shareholders may make additional purchases in any dollar amount into accounts that have a broker-dealer of record.  The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account.  If your shares are held in an omnibus account or your account is controlled by your financial intermediary, you must contact your Representative or financial intermediary for information concerning how to effect transactions in the Fund’s shares since we can only accept instructions from your financial intermediary.  Your financial intermediary is responsible for transmitting your purchase or sale request to the Funds in proper form and in a timely manner, and may charge you a fee for this service.

1.  Contact your Representative.

After you have opened your account, you can buy additional shares of your Fund or other Funds in our fund family, redeem shares, or exchange shares into our other Funds by contacting your Representative.  He or she will handle your transaction for you and tell you what paperwork, if any, is required.  Written signature guaranteed instructions and other paperwork may be required for certain types of transactions.  See our Signature Guarantee Policies and other requirements below.

2.  Contact the Funds directly through their transfer agent.

You can also buy (provided your account has a broker-dealer of record), sell, or exchange shares of our Funds by contacting the Funds directly through their transfer agent, Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026.  You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing.  Certain redemptions may not be transacted by telephone because they require a signature guarantee under our Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption.  The Funds do not generally accept transaction instructions via e-mail, fax, or other electronic means.

To confirm that telephone instructions received from account owners are genuine, the Funds’ transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected).  The Funds and their transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to verify the caller’s identity and authority are reasonable.

Telephone privileges are automatically granted to all new customers.  It is your responsibility to decline telephone privileges if you do not want them.  You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them.  This will not affect your ability to place telephone orders through your Representative.  However, declining telephone privileges will prevent you from effecting transactions directly through the Funds by telephone.  This may cause you to incur delays, potential market losses, and costs.  Additional information about telephone privileges is included in the Funds’ SAI.

3.  Signature Guarantee Policies and Other Requirements.

The Funds require written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed).  The Funds may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations.  These are described in the Funds’ SAI.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file.  For example, the Funds require a Certificate of Authority to be on file before they will honor a request for a redemption for an account established for a partnership, corporation, or trust.  Similarly, the Funds require official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships.  If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a 403(b) or 457 account, the signature of your employer or third-party administrator.  The Funds’ transfer agent may, in its discretion, waive certain requirements for redemptions.

Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer.  There is no sales charge on an exchange.  However, since an exchange of Fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes.  Under certain circumstances, subject to approval by the Funds, the Funds may permit conversion from one class of shares to another class of shares within the same Fund.  Additional information regarding how to purchase, redeem and exchange shares of the Funds is included in the Funds’ SAI.  The Funds reserve the right to change their Signature Guarantee Policies and other policies without prior notice.

How are transactions processed?

If a purchase, redemption or exchange order is received in good order by the Fund’s transfer agent at its offices in Edison, NJ by the close of regular trading on the NYSE, it will be priced at that day's NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption.  If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our transfer agent in its Edison, NJ offices by our processing deadline.  Orders placed after the close of regular trading on the NYSE, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day's offering price.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers and third party administrators to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds.  You should contact your financial intermediary to find out by what time your purchase or redemption order must be received so that it can be processed the same day.  It is the responsibility of your financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Each Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.  The Funds are not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.

Payment of redemption proceeds generally will be made within 7 days.  If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic when the address of record has changed within thirty (30) days of the request (unless the written address change funds transfer has cleared (which may take up to 15 days from the date of purchase).

The Funds may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for a Fund to dispose of or value securities it owns or as permitted by the SEC.  The Cash Management Fund may also suspend redemptions to facilitate orderly liquidation of the Fund as permitted by applicable law.

Each Fund reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.  To the extent a Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund.  For additional information about in-kind redemptions, please refer to the Funds’ SAI.

What are the sales charges?

Each Fund offers Class A, Class B, Advisor Class and Institutional Class shares, except for the International Opportunities Bond Fund, which does not offer Class B shares and the Cash Management Fund, which does not offer Advisor Class shares.  Class A and Class B shares are sold subject to a sales charge and there are no sales charges associated with the purchase of Advisor Class and Institutional Class shares.  While each class invests in the same portfolio of securities, each class has different expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The Class A shares of each Fund, except for the Cash Management Fund, are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, as described below.  Cash Management Fund’s Class A shares are sold at NAV without any initial or deferred sales charge.

Class A Shares
Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $100,000	5.75%	6.10%
$100,000-$249,999	4.50	4.71
$250,000-$499,999	3.50	3.63
$500,000-$999,999	2.50	2.56
$1,000,000 or more	0**	0**
* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances.  As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

By contrast, Class B shares of each of the Funds, except for the Cash Management Fund, are sold at net asset value without any initial sales charge.  However, you generally pay a CDSC when you sell your shares.  The CDSC declines the longer you hold your shares, as illustrated in the Class B shares chart below.  Class B shares convert to Class A shares after eight years.

Class B shares of the Cash Management Fund are not available for direct investment and the International Opportunities Bond Fund does not offer Class B shares.  Class B shares of the Cash Management Fund may be acquired through cross reinvestment of dividends and capital gains of a First Investors Fund or an exchange from the Class B shares of another First Investors Fund or when reinvesting proceeds from the redemption of Class B shares made within the previous ninety (90) days.  While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares.

Class B Shares*
Year of Redemption	CDSC as a percentage of Purchase Price or NAV at Redemption
Within the 1st or 2nd year	4%
Within the 3rd or 4th year	3
In the 5th year	2
In the 6th year	1
Within the 7th year and 8th year	0
* There is no CDSC on Class B shares that are acquired through reinvestment of dividends or distributions.  The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold.  For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.  To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.  If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.  As described further in this prospectus, any applicable CDSCs may also be waived under certain circumstances.

The principal advantages of Class A shares are the lower annual operating expenses, the availability of quantity discounts on sales charges for volume purchases and certain account privileges that are available only on Class A shares.  The principal advantages of Class B shares are that all of your money is invested from the outset and that the CDSC may be waived under certain circumstances.

Because of the annual operating expenses and available volume discounts on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds).  The Funds will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless they are contacted before the order is placed and agree to accept it.  If you fail to tell the Funds what class of shares you want, they will purchase Class A shares for you.

As a matter of policy, FIC does not permit its representatives to recommend Class B shares of any funds, including the First Investors Funds.  If your account is held by a broker-dealer other than FIC, your broker-dealer may also have policies with respect to Class B shares that are more restrictive than those of our Funds.  For more information concerning FIC’s policies with respect to Class B Shares, please refer to the Funds’ SAI under the section “Potential Conflicts Of Interests In Distribution Arrangements” or visit First Investors website at: www.firstinvestors.com.  You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.  Your broker-dealer is also responsible for ensuring that you receive any applicable sales charge waivers or discounts that are described in this prospectus.

Except for the Cash Management Fund and International Opportunities Bond Fund, each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares.  The Cash Management Fund has adopted only one plan, which is for its Class B shares and the International Opportunities Bond Fund has adopted only one plan, which is for its Class A shares.  Each plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares.  No more than 0.25% of each Fund’s average daily net assets may be paid under the plans as service fees and no more than 0.75% of each Fund’s average daily net assets may be paid under the Class B plans as distribution fees.  Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class A and Class B shares will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.  Advisor Class shares and Institutional Class shares do not pay Rule 12b-1 fees.

Are sales charge discounts and waivers available?

A.  Rights of Accumulation and Letters or Statements of Intent.

You may qualify for a Class A share sales charge discount under our Rights of Accumulation (“ROA”) policy.  If you already own shares of any First Investors Funds, you are entitled to add the current values of those shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) to your purchase in computing your sales charge.  Thus, for example, if you already own shares of First Investors Funds and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.  Class A shares of our Cash Management Fund are not counted for ROA purposes if they were purchased directly without a sales charge.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by establishing a non-binding letter or statement of intent (“LOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an LOI for $100,000.

You can include in your LOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer.  For purposes of our LOI policies, spouse is broadly defined to include common law and life partners.  Furthermore, an LOI covers both existing accounts and those that are subsequently opened by a designated person during the LOI period.  You must use our LOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the LOI and the amount of your LOI.  Once an LOI is established, it cannot be amended to add persons who were not specified initially nor can an LOI be “back dated” to cover prior purchases.  However, you can amend the LOI amount upward at any time during the LOI period by completing our LOI Agreement Form (or other documentation acceptable to First Investors Funds).  If the prior commitment has not been met by the time of the revision, the LOI period during which the purchases must be made will remain the same.  Purchases made from the date of the revision will receive the reduced sales charge resulting from the revised LOI.  If your prior commitment has been met by the time of the revision, your original LOI will be considered completed and a new LOI will be established.

In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an LOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under our ROA and LOI policies.  You must use our LOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional entity(ies) you wish to cover at the time you enter into the LOI and the amount of your LOI.

Moreover, subject to the conditions described above, you may also receive credit for shares owned and purchased through Advisor Class and Institutional Class and for Class A shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary.  Such shares will be valued at the current net asset value for ROA and LOI purposes.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts and shares that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable).  In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  In such circumstances, that broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

You are not legally required to complete the LOI.  However, if the intended investment is not completed within the specified LOI period, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time will be redeemed to pay such difference.  Once an LOI is established a change of address will not affect the LOI.  However, a change of broker-dealer during the 13-month LOI period will terminate the LOI.  If two or more customers are covered by an LOI and one customer changes the broker-dealer on his or her account before the LOI is complete, the LOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the LOI will be adjusted.

By purchasing under an LOI, you agree to the following:

■ You authorize First Investors to reserve 5% of the shares held under an LOI in escrowed shares until the LOI is completed or is terminated;

■ You authorize First Investors to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the LOI is not fulfilled or is terminated; and

■ Although you may exchange all your shares among the Funds, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

Purchases made without a sales charge in Class A shares of the Cash Management Fund or pursuant to any of the sales charge waiver provisions numbered 1 through 17 set forth below do not count toward the completion of an LOI.  For example, if you make a redemption before your LOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your LOI.  Similarly, any shares that you purchase without paying a sales charge under our free exchange privilege will not count towards completion of your LOI.  Purchases made pursuant to sales charge waiver provision number 18 set forth below will count toward the completion of an LOI providing such purchase amount was not derived from the redemption of shares of a First Investors Fund (excluding shares of the Cash Management Fund which were directly purchased).  For example, if you make a redemption before your LOI is completed and use the proceeds of such redemption to purchase shares through a fee-based account under a program sponsored or maintained by a financial intermediary, such purchase will not count toward the completion of your LOI.

We reserve the right to extend the 13-month period of any particular LOI if reasonable circumstances warrant such extension.  We also reserve the right to prospectively revise our ROA and LOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an LOI prior to the change.  Additional information about our ROA and LOI policies is included in the Funds’ SAI.

B. Sales Charge Waivers and Discounts.

Class A Shares May be Purchased Without a Sales Charge:

1. By a current registered representative, employee, officer, director, or trustee of the Funds, First Investors Corp. (“FIC”), or their affiliates (“Associate”), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their FIC customer account (“Eligible Relatives”), and any other person who maintains an account that has been coded as an associate account since January 30, 2004.  The accounts of such persons are referred to as “Associate Accounts.”

2.  By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a First Investors 401(k) or First Investors Profit Sharing Plan account into a Fund account.

3.  By an employee of a subadviser of a Fund.

4.  By an employee of The Independent Order of Foresters.

5.  When Class A share dividends and distributions are automatically reinvested in Class A shares of the same or a different Fund account within the same customer account.

6.  When Class A shares are free-exchanged into Class A shares of a different Fund account within the same customer account.

7.  When Class A share systematic withdrawal plan payments from one Fund account, other than the Cash Management Fund, are automatically invested into shares of another

Fund account in the same class of shares for the same customer account.  Class A shares of the Cash Management Fund account may be automatically invested into shares of another Fund account in the same class of shares for the same customer account at NAV if the customer is eligible for the free exchange privilege.

8.  When loans are repaid, unless the loan was made by redeeming Cash Management Fund shares that were directly purchased.

9.  When a qualified group retirement plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds back into the same plan from another Fund on which a sales charge or CDSC was paid.*

10.  By a qualified group retirement plan with 100 or more eligible employees at the time the account is opened.*

11.  By a qualified group retirement plan with $1,000,000 or more in assets in the Funds.*

12.  In amounts of $1 million or more.*

13. By individuals under a LOI or ROA of $1 million or more.*

14.  When a customer who is at least age 70½ authorizes a required minimum distribution of Fund shares from a retirement account (including fee-based retirement accounts under a program sponsored or maintained by a financial intermediary) and at the same time directs the proceeds to be invested into a Fund account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.  This waiver also applies to a customer who is at least 70½ who authorizes a required minimum distribution from a fee-based advisory program sponsored or maintained by a First Investors affiliate and at the same time directs the proceeds to be invested into a Fund account the shareholder owns individually or jointly provided both accounts have the same broker-dealer and address of record.

15. When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.

16. When you are reinvesting into a Fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of a Fund, on which you paid a front end sales charge.  This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge.  You must notify us in writing that you are eligible for the reinstatement privilege.

17.  Registered representatives and other employees (including their spouse, life partner, children and grandchildren providing such person(s) lives at the same address as the Registered Representative or employee) of firms that are authorized to sell First Investors Funds.

18.  When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.

Furthermore, if you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

* For items 9 through 13 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund.  If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new Fund with one exception.  If the exchange is into Class A shares of the Cash Management Fund, the holding period used to calculate the CDSC will be tolled on such shares as long as they remain in the Cash Management Fund, the holding period will resume if the shares are exchanged back into a load Fund, and the CDSC will be imposed if the shares are redeemed from the Cash Management Fund.  In order to ensure that the holding period and CDSC are properly computed on shares that are exchanged into the Cash Management Fund, we will create a separate account to hold such exchanged shares.  This account will not be entitled to draft check or expedited redemption privileges.

In addition, a group retirement plan with 99 or fewer eligible employees at the time the account is opened and less than $1,000,000 in assets in the Funds may purchase Class A shares at a sales charge of 3% (as expressed as a percentage of the offering price).

Sales charge waivers and discounts are also available for participants in certain other retirement programs and other categories of investors.

Any applicable CDSC on Class A and Class B shares is waived for (or does not apply to):

1. Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2.  Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability.  Proof of death or disability is required.

3. Distributions from employee benefit plans due to plan termination.

4. Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5. Annual redemptions of up to 8% of your account’s value redeemed by a Systematic Withdrawal Plan.  Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6. Redemptions by the Fund when the account falls below the minimum account balance.

7. Redemptions to pay account fees.

8. Required minimum distributions upon reaching age 70½ provided you notify us about the required minimum distribution and you have held the shares for at least three (3) years.  Free shares not subject to a CDSC will be redeemed first.

9. When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

10. When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*

11.  If you reinvest into the same class of a load Fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A or B shares on which you paid a CDSC and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid.  If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid.  If you are opening or reactivating an account, your investment must meet the Fund’s minimum investment policy.

*For items 9 and 10, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.

The foregoing front end sales charge and CDSC waiver privileges on Class A and Class B shares do not apply to:

■ Reinvestments of systematic withdrawal amounts;

■ Automated payments such as Money Line and API;

■ Salary reduction/Employer contributions sent directly to First Investors for investment into Traditional or Roth 403(b)(7), 457(b), SEP-IRA, SIMPLE IRA or SARSEP-IRA accounts;

■ Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

■ Accounts that are liquidated due to a shareholder’s failure to verify his or her identity in opening the account or if we have questions concerning the purpose of the account that have not been adequately explained.

For additional information about sales charge waivers and discounts, please refer to the Funds’ SAI.

What are the Funds’ policies on frequent trading in the shares of the Funds?

With the exception of the Cash Management Fund, each Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Funds, other than the Cash Management Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.  The Funds also reserve the right to reject exchanges that in the Funds’ view are excessive, even if the activity does not constitute market timing.

If the Funds reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

In the case of all the Funds, to the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may: (a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

In the case of the Funds that invest in high yield bonds, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

In the case of the Funds that invest in stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

In the case of the Funds that invest in foreign securities, the risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and capital gain distributions?

To the extent that they have net investment income:

■ The Cash Management Fund,  Government Fund, Investment Grade Fund, International Opportunities Bond Fund and Fund For Income will declare daily, and pay monthly, dividends from such net investment income;

■ The Total Return Fund, Equity Income Fund and Growth & Income Fund will declare and pay a dividend from such net investment income on a quarterly basis; and

■ The Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund will declare and pay a dividend from such net investment income on an annual basis.

Each Fund will distribute any net realized capital gains on an annual basis, usually after the end of each Fund's fiscal year.  Each Fund may also make an additional distribution in any year, if necessary, to avoid a federal excise tax on certain undistributed net income and capital gains.  The Cash Management Fund does not expect to realize any long-term capital gains.

Dividends and other distributions declared on each Fund's share classes are calculated at the same time and in the same manner.  Dividends on each class might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the distributing Fund or certain other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the same class of the distributing Fund.  If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If a Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares in accordance with our “Returned Mail” policy, as described in the Funds’ SAI.  No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if a Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

What about taxes?

Any dividends or capital gain distributions paid by a Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account.  Dividends and distributions of net short-term capital gains (if any) are generally taxable to you as ordinary income.  If you are an individual or certain other non-corporate shareholder and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal income tax rates on “qualified dividend income” distributed by a Fund.  Distributions of net long-term capital gains (if any) are generally taxed to you as long-term capital gains, regardless of how long you owned your Fund shares.  You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.  If the Cash Management Fund maintains a stable share price of $1.00, your sale or exchange of these Fund shares will not result in recognition of any taxable gain or loss.

Cost basis information for the sale of certain shares is reported directly to the IRS on Form 1099-B.  You may direct us to sell specific shares for tax reporting purposes; in such case, we will follow your directions.  You may want to consult with your tax advisor about taxes before instructing us to sell shares.  Additional information regarding cost basis reporting, including the Funds’ default method, can be found in the Funds’ SAI.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25.  Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  The Funds will give you sixty (60) days notice before taking such action.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares, if permitted by law, during this sixty (60) day period to bring your account balance to the required minimum.  If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Householding policy

It is the policy of each Fund described in this prospectus to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same address and share the same last name and have invested in a Fund covered by the same document.  You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you.  In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation.  It is the policy of the Funds to mail confirmations and account statements separately to each shareholder who shares the same address.  The Funds will, however, mail quarterly statements for different shareholders who share the same address in one envelope if each shareholder consents to this procedure.  We are not responsible for any losses that result from your use of this procedure.  You may request that separate copies of these disclosure documents be mailed to you by writing to us at:  Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.

Other account privileges and policies

The Funds offer a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, expedited redemptions, draft check writing, a variety of retirement account options, and transfer on death (“TOD”) registration.   These privileges are described in the Funds’ SAI.  There is an annual custodial fee of $15 for each First Investors Fund IRA, ROTH IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 457(b) and ESA custodial account and an annual custodial fee of $30 for each First Investors Fund 403(b) custodial account that you maintain, irrespective of the number of Funds that are held in an account.  Beginning April 1, 2013, the responsibility of paying this fee will be transferred to the account holder and commencing March 2013, the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12-month period in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the respective custodial agreement and in the Funds’ SAI. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.  TOD accounts are administered in accordance with First Investors TOD Guidelines.  These guidelines are set forth in the Funds’ SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.firstinvestors.com.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated.  The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions).  There is no financial information provided in the financial highlights tables for Advisor Class or Institutional Class shares since they were not available for sale prior to the date of this prospectus.  The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds’ SAI, which is available for free upon request and on our website at www.firstinvestors.com.

CASH MANAGEMENT FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$1.00	$.027	—	$.027	$.027	—	$.027
2009	1.00	.005	—	.005	.005	—	.005
2010	1.00	—	—	—	—	—	—
2011	1.00	—	—	—	—	—	—
2012	1.00	—	—	—	—	—	—
CLASS B

2008	$1.00	$.019	—	$.019	$.019	—	$.019
2009	1.00	.001	—	.001	.001	—	.001
2010	1.00	—	—	—	—	—	—
2011	1.00	—	—	—	—	—	—
2012	1.00	—	—	—	—	—	—

*	Calculated without sales charges.
†	Net of expenses waived or assumed.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.
a	The ratios include .04% of expenses due to the Fund’s participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds during the period.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (Loss) (%)
CLASS A

$1.00	2.69	$234.80		.80	2.63	.92	2.51	—
1.00	.54	172	.71 a	.71 a	.58 a	1.03	.26	—
1.00	0.00	134.30		.30	.00	1.08	(.78)	—
1.00	0.00	148.17		.17	.00	1.06	(.89)	—
1.00	0.00	135.12		.12	.00	1.02	(.90)	—
CLASS B

$1.00	1.92	$4	1.55	1.55	1.88	1.67	1.76	—
1.00	.14	3	1.13	1.13	.16	1.78	(.49)	—
1.00	0.00	2.30		.30	.00	1.83	(1.53)	—
1.00	0.00	2.17		.17	.00	1.81	(1.64)	—
1.00	0.00	1.12		.12	.00	1.77	(1.65)	—

GOVERNMENT FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$10.64	$.49	$.11	$.60	$.48	—	$.48
2009	10.76	.47	.44	.91	.47	—	.47
2010	11.20	.43	.16	.59	.43	—	.43
2011	11.36	.36	.28	.64	.41	—	.41
2012	11.59	.27	.04	.31	.38	—	.38
CLASS B

2008	$10.64	$.41	$.12	$.53	$.41	—	$.41
2009	10.76	.39	.43	.82	.39	—	.39
2010	11.19	.35	.17	.52	.36	—	.36
2011	11.35	.26	.29	.55	.33	—	.33
2012	11.57	.17	.07	.24	.30	—	.30

*	Calculated without sales charges.
†	Net of expenses waived or assumed.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)
CLASS A

$10.76	5.73	$228	1.10	1.10	4.29	1.24	4.15	37
11.20	8.59	287	1.10	1.10	4.03	1.26	3.87	43
11.36	5.39	326	1.13	1.13	3.44	1.24	3.33	42
11.59	5.73	347	1.12	1.12	3.12	1.23	3.01	35
11.52	2.71	382	1.10	1.10	2.28	1.21	2.17	36
CLASS B

$10.76	4.99	$12	1.80	1.80	3.59	1.94	3.45	37
11.19	7.75	13	1.80	1.80	3.33	1.96	3.17	43
11.35	4.70	11	1.83	1.83	2.74	1.94	2.63	42
11.57	4.94	7	1.82	1.82	2.42	1.93	2.31	35
11.51	2.11	6	1.80	1.80	1.59	1.91	1.47	36

INVESTMENT GRADE FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$9.42	$.48	$(1.20)	$(.72)	$.47	—	$.47
2009	8.23	.49	.85	1.34	.47	—	.47
2010	9.10	.44	.72	1.16	.45	—	.45
2011	9.81	.40	(.16)	.24	.43	—	.43
2012	9.62	.38	.68	1.06	.41	—	.41
CLASS B

2008	$9.41	$.42	$(1.21)	$(.79)	$.40	—	$.40
2009	8.22	.44	.85	1.29	.40	—	.40
2010	9.11	.39	.70	1.09	.39	—	.39
2011	9.81	.33	(.16)	.17	.36	—	.36
2012	9.62	.32	.66	.98	.34	—	.34

*	Calculated without sales charges.
†	Net of expenses waived or assumed.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)
CLASS A

$8.23	(8.12)	$268	1.10	1.10	4.80	1.23	4.67	127
9.10	17.06	325	1.10	1.10	5.29	1.27	5.12	79
9.81	13.09	405	1.12	1.12	4.75	1.23	4.64	56
9.62	2.48	437	1.11	1.11	3.94	1.22	3.83	34
10.27	11.22	532	1.08	1.08	3.54	1.19	3.43	40
CLASS B

$8.22	(8.78)	$17	1.80	1.80	4.10	1.93	3.97	127
9.11	16.35	16	1.80	1.80	4.59	1.97	4.42	79
9.81	12.20	14	1.82	1.82	4.05	1.93	3.94	56
9.62	1.81	10	1.81	1.81	3.24	1.92	3.13	34
10.26	10.41	8	1.78	1.78	2.84	1.89	2.74	40

INTERNATIONAL OPPORTUNITIES BOND FUND*

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized on Investments	Total from Investment Operations Gain	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2012	$10.00	$.01	$.23	$.24	$.02	—	$.02

*	The Fund commenced operations on August 20, 2012
**	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.
a	Not annualized.
b	Annualized.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return** (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Loss (%)

$10.22	2.35 a	$20	1.30 b	1.30 b	1.10 b	9.76 b	(6.12) b	5

FUND FOR INCOME

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$2.99	$.21	$(.54)	$(.33)	$.21	—	$.21
2009	2.45	.20	(.13)	.07	.20	—	.20
2010	2.32	.17	.18	.35	.18	—	.18
2011	2.49	.17	(.14)	.03	.17	—	.17
2012	2.35	.16	.25	.41	.16	—	.16
CLASS B

2008	$2.99	$.19	$(.54)	$(.35)	$.19	—	$.19
2009	2.45	.19	(.13)	.06	.18	—	.18
2010	2.33	.16	.16	.32	.16	—	.16
2011	2.49	.15	(.13)	.02	.16	—	.16
2012	2.35	.13	.26	.39	.14	—	.14

*	Calculated without sales charges.
†	Net of expenses waived or assumed.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)
CLASS A

$2.45	(11.58)	$460	1.29	1.29	7.40	1.30	7.39	17
2.32	4.28	438	1.38	1.38	9.10	1.42	9.06	73
2.49	15.68	505	1.29	1.29	7.32	1.33	7.28	78
2.35	1.00	505	1.27	1.27	6.43	1.30	6.40	75
2.60	17.79	602	1.26	1.26	6.01	1.29	5.98	54
CLASS B

$2.45	(12.25)	$15	1.99	1.99	6.70	2.00	6.69	17
2.33	3.75	12	2.08	2.08	8.40	2.12	8.36	73
2.49	14.43	11	1.99	1.99	6.62	2.03	6.58	78
2.35	.38	8	1.97	1.97	5.75	2.00	5.72	75
2.60	17.01	6	1.96	1.96	5.31	1.99	5.28	54

TOTAL RETURN FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$15.86	$.36	$(2.31)	$(1.95)	$.37	$.30	$.67
2009	13.24	.30	.03	.33	.32	—	.32
2010	13.25	.28	.95	1.23	.29	—	.29
2011	14.19	.31	(.06)	.25	.34	—	.34
2012	14.10	.30	2.71	3.01	.30	—	.30
CLASS B

2008	$15.63	$.26	$(2.29)	$(2.03)	$.27	$.30	$.57
2009	13.03	.21	.03	.24	.23	—	.23
2010	13.04	.18	.94	1.12	.20	—	.20
2011	13.96	.19	(.04)	.15	.23	—	.23
2012	13.88	.18	2.65	2.83	.18	—	.18

*	Calculated without sales charges.
†	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)
CLASS B

$13.24	(12.66)	$304	1.34	1.34	2.32	N/A	N/A	59
13.25	2.77	316	1.43	1.43	2.35	N/A	N/A	53
14.19	9.38	361	1.37	1.37	2.02	N/A	N/A	40
14.10	1.65	385	1.33	1.33	1.97	N/A	N/A	36
16.81	21.46	532	1.32	1.32	1.79	N/A	N/A	32
CLASS B

$13.03	(13.35)	$25	2.04	2.04	1.62	N/A	N/A	59
13.04	2.10	21	2.13	2.13	1.65	N/A	N/A	53
13.96	8.62	17	2.07	2.07	1.32	N/A	N/A	40
13.88	1.01	13	2.03	2.03	1.30	N/A	N/A	36
16.53	20.49	11	2.02	2.02	1.09	N/A	N/A	32

EQUITY INCOME FUND*

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$8.14	$.12	$(1.49)	$(1.37)	$.12	—	$.12
2009	6.65	.11	(.64)	(.53)	.11	—	.11
2010	6.01	.09	.49	.58	.09	—	.09
2011	6.50	.11	(.30)	(.19)	.11	—	.11
2012	6.20	.13	1.44	1.57	.10	—	.10
CLASS B

2008	$8.01	$.07	$(1.46)	$(1.39)	$.07	—	$.07
2009	6.55	.08	(.64)	(.56)	.07	—	.07
2010	5.92	.05	.48	.53	.05	—	.05
2011	6.40	.06	(.30)	(.24)	.06	—	.06
2012	6.10	.08	1.42	1.50	.05	—	.05

*	Prior to September 4, 2012, the Fund was known as the Value Fund.
**	Calculated without sales charges.
†	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return** (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits† (%)	Net Investment Income (%)	Expenses (%)	Net Investment Income (%)
CLASS A

$6.65	(16.91)	$334	1.35	1.35	1.62	N/A	N/A	17
6.01	(7.81)	308	1.48	1.48	2.14	N/A	N/A	15
6.50	9.76	335	1.38	1.38	1.45	N/A	N/A	21
6.20	(3.12)	318	1.35	1.35	1.60	N/A	N/A	29
7.67	25.36	392	1.33	1.33	1.75	N/A	N/A	38
CLASS B

$6.55	(17.42)	$17	2.05	2.05	.92	N/A	N/A	17
5.92	(8.43)	12	2.18	2.18	1.44	N/A	N/A	15
6.40	8.97	11	2.08	2.08	.75	N/A	N/A	21
6.10	(3.87)	8	2.05	2.05	.90	N/A	N/A	29
7.55	24.56	7	2.03	2.03	1.02	N/A	N/A	38

GROWTH & INCOME FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$16.86	$.14	$(3.66)	$(3.52)	$.11	$.23	$.34
2009	13.00	.09	(1.02)	(0.93)	.14	.02	.16
2010	11.91	.09	.98	1.07	.07	—	.07
2011	12.91	.19	(.14)	.05	.18	—	.18
2012	12.78	.21	3.81	4.02	.14	—	.14
CLASS B

2008	$15.99	$.03	$(3.47)	$(3.44)	$.02	$.23	$.25
2009	12.30	.01	(.97)	(.96)	.10	.02	.12
2010	11.22	(.03)	.95	.92	—	—	—
2011	12.14	.08	(.12)	(.04)	.09	—	.09
2012	12.01	.10	3.58	3.68	.05	—	.05

*	Calculated without sales charges.
†	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits† (%)	Net Investment Income (Loss) (%)	Expenses (%)	Net Investment Income (%)
CLASS A

$13.00	(21.23)	$623	1.35	1.35	.94	N/A	N/A	24
11.91	(6.93)	578	1.51	1.51	.90	N/A	N/A	26
12.91	9.01	626	1.39	1.39	.68	N/A	N/A	25
12.78	.25	626	1.34	1.34	1.33	N/A	N/A	24
16.66	31.60	1,226	1.29	1.29	1.35	N/A	N/A	22
CLASS B

$12.30	(21.82)	$41	2.05	2.05	.24	N/A	N/A	24
11.22	(7.59)	30	2.21	2.21	.20	N/A	N/A	26
12.14	8.23	26	2.09	2.09	(.02)	N/A	N/A	25
12.01	(.44)	20	2.04	2.04	.66	N/A	N/A	24
15.64	30.71	27	1.99	1.99	.63	N/A	N/A	22

GLOBAL FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Distributions in Excess of Net Investment Income	Total Distributions
CLASS A

2008	$8.82	$.03	$(1.97)	$(1.94)	$.01	$1.12	$—	$1.13
2009	5.75	.02	—	.02	.02	—	.02	.04
2010	5.73	—	.42	.42	.01	—	—	.01
2011	6.14	.01	(.61)	(.60)	—	—	—	—
2012	5.54	.03	1.24	1.27	.02	—	—	.02
CLASS B

2008	$7.98	$(.02)	$(1.75)	$(1.77)	$—	$1.12	$—	$1.12
2009	5.09	(.03)	—	(.03)	.01	—	.02	.03
2010	5.03	(.06)	.39	.33	—	—	—	—
2011	5.36	(.09)	(.46)	(.55)	—	—	—	—
2012	4.81	(.09)	1.15	1.06	.01	—	—	.01

*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser.
††	The ratios do not include a reduction of expenses from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (Loss) (%)	Expenses (%)	Net Investment Income (Loss) (%)
CLASS A

$5.75	(25.44)	$249	1.70	1.70	.39	1.73	.36	133
5.73	.53	249	1.90	1.90	.38	1.93	.35	141
6.14	7.33	269	1.72	1.72	.04	1.75	.01	92
5.54	(9.77)	241	1.67	1.67	.18	1.70	.15	103
6.79	22.88	283	1.68	1.69	.44	1.70	.42	94
CLASS B

$5.09	(25.91)	$9	2.40	2.40	(.31)	2.43	(.34)	133
5.03	(.37)	7	2.60	2.60	(.32)	2.63	(.35)	141
5.36	6.56	7	2.42	2.42	(.66)	2.45	(.69)	92
4.81	(10.26)	5	2.37	2.37	(.55)	2.40	(.58)	103
5.86	21.99	4	2.38	2.39	(.27)	2.40	(.29)	94

SELECT GROWTH FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$10.21	$(.04)	$(2.06)	$(2.10)	—	$1.42	$1.42
2009	6.69	(.02)	(1.34)	(1.36)	—	—	—
2010	5.33	(.03)	.49	.46	—	—	—
2011	5.79	(.02)	.54	.52	—	—	—
2012	6.31	(.03)	1.70	1.67	—	—	—
CLASS B

2008	$9.70	$(.09)	$(1.94)	$(2.03)	—	$1.42	$1.42
2009	6.25	(.06)	(1.25)	(1.31)	—	—	—
2010	4.94	(.07)	.46	.39	—	—	—
2011	5.33	(.07)	.51	.44	—	—	—
2012	5.77	(.09)	1.57	1.48	—	—	—

*	Calculated without sales charges.
†	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits† (%)	Net Investment Loss (%)	Expenses (%)	Net Investment Income (%)
CLASS A

$6.69	(23.84)	$207	1.46	1.47	(.52)	N/A	N/A	99
5.33	(20.33)	170	1.67	1.67	(.51)	N/A	N/A	120
5.79	8.63	184	1.56	1.56	(.48)	N/A	N/A	98
6.31	8.98	203	1.45	1.45	(.28)	N/A	N/A	62
7.98	26.47	271	1.42	1.42	(.35)	N/A	N/A	53
CLASS B

$6.25	(24.43)	$18	2.16	2.17	(1.22)	N/A	N/A	99
4.94	(20.96)	10	2.37	2.37	(1.21)	N/A	N/A	120
5.33	7.90	8	2.26	2.26	(1.18)	N/A	N/A	98
5.77	8.26	7	2.15	2.15	(.98)	N/A	N/A	62
7.25	25.65	6	2.12	2.12	(1.07)	N/A	N/A	53

OPPORTUNITY FUND*

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$31.32	$—	$(5.53)	$(5.53)	$.14	$2.66	$2.80
2009	22.99	.01	(1.61)	(1.60)	—	.63	.63
2010	20.76	.05	2.65	2.70	—	—	—
2011	23.46	.17	.49	.66	.05	—	.05
2012	24.07	.26	6.10	6.36	.17	.89	1.06
CLASS B

2008	$28.31	$(.21)	$(4.89)	$(5.10)	$.14	$2.66	$2.80
2009	20.41	(.10)	(1.47)	(1.57)	—	.63	.63
2010	18.21	(.14)	2.37	2.23	—	—	—
2011	20.44	(.10)	.52	.42	.01	—	.01
2012	20.85	.01	5.31	5.32	.13	.89	1.02

*	Prior to January 31, 2008, the Fund was known as the Mid-Cap Opportunity Fund.
**	Calculated without sales charges.
†	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return** (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits† (%)	Net Investment Income (Loss) (%)	Expenses (%)	Net Investment (%)
CLASS A

$22.99	(19.40)	$377	1.39	1.40	(.01)	N/A	N/A	40
20.76	(6.24)	355	1.58	1.58	.09	N/A	N/A	35
23.46	13.01	402	1.44	1.44	.24	N/A	N/A	40
24.07	2.77	415	1.36	1.36	.62	N/A	N/A	37
29.37	26.99	530	1.35	1.35	.94	N/A	N/A	36
CLASS B

$20.41	(19.99)	$32	2.09	2.10	(.71)	N/A	N/A	40
18.21	(6.90)	23	2.28	2.28	(.61)	N/A	N/A	35
20.44	12.25	20	2.14	2.14	(.52)	N/A	N/A	40
20.85	2.04	15	2.06	2.06	(.04)	N/A	N/A	37
25.15	26.12	13	2.05	2.05	.15	N/A	N/A	36

SPECIAL SITUATIONS FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$24.27	$.03	$(2.93)	$(2.90)	$—	$1.22	$1.22
2009	20.15	.03	(1.23)	(1.20)	.02	.53	.55
2010	18.40	(.05)	2.31	2.26	—	—	—
2011	20.66	.03	1.03	1.06	—	—	—
2012	21.72	.01	4.46	4.47	.03	1.76	1.79
CLASS B

2008	$21.73	$(.13)	$(2.57)	$(2.70)	—	$1.22	$1.22
2009	17.81	(.10)	(1.09)	(1.19)	—	.53	.53
2010	16.09	(.25)	2.11	1.86	—	—	—
2011	17.95	(.13)	.92	.79	—	—	—
2012	18.74	(.15)	3.84	3.69	—	1.76	1.76

*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser.
††	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (Loss) (%)	Expenses (%)	Net Investment Income (Loss) (%)
CLASS A

$20.15	(12.67)	$258	1.49	1.50	.14	1.61	.02	52
18.40	(5.28)	246	1.64	1.64	.22	1.82	.04	55
20.66	12.28	274	1.52	1.52	(.28)	1.65	(.41)	64
21.72	5.13	285	1.44	1.44	.13	1.54	.03	73
24.40	21.19	343	1.43	1.43	.03	1.53	(.07)	41
CLASS B

$17.81	(13.26)	$12	2.19	2.20	(.56)	2.31	(.68)	52
16.09	(5.99)	9	2.34	2.34	(.48)	2.52	(.66)	55
17.95	11.56	8	2.22	2.22	(.94)	2.35	(1.07)	64
18.74	4.40	6	2.14	2.14	(.55)	2.24	(.65)	73
20.67	20.33	5	2.13	2.13	(.67)	2.23	(.77)	41

INTERNATIONAL FUND

Per Share Data
	Net Asset Value at Beginning of Period	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
CLASS A

2008	$13.18	$.07	$(3.45)	$(3.38)	$—	$.32	$.32
2009	9.48	.29	(.74)	(.45)	.13	—	.13
2010	8.90	.15	1.15	1.30	.02	—	.02
2011	10.18	.12	(.59)	(.47)	.17	—	.17
2012	9.54	.10	2.20	2.30	.16	—	.16
CLASS B

2008	$13.07	$(.02)	$(3.40)	$(3.42)	$—	$.32	$.32
2009	9.33	.22	(.72)	(.50)	.12	—	.12
2010	8.71	.08	1.12	1.20	—	—	—
2011	9.91	.01	(.52)	(.51)	.16	—	.16
2012	9.24	(.04)	2.19	2.15	.14	—	.14

*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser.
††	The ratios do not include a reduction of expenses from brokerage service arrangements.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets†			Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Net Expenses After Fee Credits (%)	Net Expenses Before Fee Credits†† (%)	Net Investment Income (Loss) (%)
						Expenses (%)	Net Investment Income (Loss) (%)
CLASS A

$9.48	(26.37)	$105	1.95	1.95	.20	1.94	.20	122
8.90	(4.52)	108	2.20	2.20	1.16	N/A	N/A	60
10.18	14.63	130	1.97	1.97	1.33	N/A	N/A	32
9.54	(4.70)	128	1.88	1.88	1.20	N/A	N/A	30
11.68	24.34	166	1.82	1.82	.86	N/A	N/A	41
CLASS B

$9.33	(26.91)	$4	2.65	2.65	(.50)	2.64	(.50)	122
8.71	(5.19)	3	2.90	2.90	.46	N/A	N/A	60
9.91	13.78	4	2.67	2.67	.59	N/A	N/A	32
9.24	(5.30)	3	2.58	2.58	.30	N/A	N/A	30
11.25	23.50	3	2.52	2.52	(.02)	N/A	N/A	41

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INCOME FUNDS
   CASH MANAGEMENT
   GOVERNMENT
   INVESTMENT GRADE
   INTERNATIONAL
     OPPORTUNITIES
    BOND
   FUND FOR INCOME

EQUITY FUNDS
  TOTAL RETURN
  EQUITY INCOME
    GROWTH & INCOME
    GLOBAL
    SELECT GROWTH
  OPPORTUNITY
  SPECIAL SITUATIONS
  INTERNATIONAL

For more information about the Funds, the following documents are available for free upon request:

Annual/Semi-Annual Reports:

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

Each Fund’s SAI provides more detailed information about the Fund.  The SAI of each Fund is incorporated by reference into this prospectus.

To obtain free copies of the Reports, the SAIs or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Funds at:

Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ 08837
Telephone: 1 (800) 423-4026

To obtain information about the Funds, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password.

You can review and copy Fund documents (including the Reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1-202-551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File Nos. 811-3967 and
811-6618)

FIEIPRO

FIRST INVESTORS INCOME FUNDS
Statement of Additional Information
dated February 25, 2013

TICKER SYMBOLS
	CLASS A	CLASS B	ADVISOR CLASS	INSTITUTIONAL CLASS
CASH MANAGEMENT	FICXX	- -	- -	FIFXX
GOVERNMENT	FIGVX	FIGYX	FIHUX	FIHVX
INVESTMENT GRADE	FIIGX	FIIHX	FIIJX	FIIKX
INTERNATIONAL OPPORTUNITIES BOND	FIOBX	- -	FIODX	FIOEX
FUND FOR INCOME	FIFIX	FIFJX	FIFKX	FIFLX

55 Broadway
New York, New York 10006

1 (800) 423-4026

This is a Statement of Additional Information (including the Appendices A and B hereto, the “SAI”) for Cash Management Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund and Fund For Income, each a series of First Investors Income Funds (the “Trust”).  Each series is referred to herein as a “Fund,” or collectively the “Funds.”

This SAI is not a prospectus and it should be read in conjunction with each Fund’s prospectus dated February 25, 2013.  The financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders are incorporated by reference.  These Fund documents may be obtained free of charge by contacting the Funds at the address or telephone number noted above or by visiting our website at www.firstinvestors.com.

This SAI is divided into two parts – Part I and Part II.  Part I contains information that is particular to each Fund that is described in this SAI, while Part II contains information that generally applies to the Funds in the First Investors Family of Funds including each Fund described in this SAI.

Statement of Additional Information
dated February 25, 2013

PART I – TABLE OF CONTENTS

Part I contains information that is particular to each Fund that is described in this SAI.

HISTORY AND CLASSIFICATION OF THE FUNDS	4
NON-DIVERSIFIED STATUS	4
INVESTMENT STRATEGIES, POLICIES AND RISKS	5
PORTFOLIO TURNOVER	5
MANAGEMENT OF THE FUNDS	5
INVESTMENT ADVISORY SERVICES AND FEES	9
PORTFOLIO MANAGERS	12
UNDERWRITER AND DEALERS	16
DISTRIBUTION PLANS	17
ALLOCATION OF PORTFOLIO BROKERAGE	18
ADDITIONAL INFORMATION CONCERNING PURCHASES, REDEMPTIONS, PRICING AND SHAREHOLDER SERVICES	19
TAX INFORMATION	19
BENEFICIAL OWNERSHIP INFORMATION	19
FINANCIAL STATEMENTS	20
APPENDIX A INVESTMENT STRATEGIES USED BY THE FIRST INVESTORS INCOME FUNDS	A-1
APPENDIX B INVESTMENT POLICIES OF THE FIRST INVESTORS INCOME FUNDS	B-1

PART II – TABLE OF CONTENTS

Descriptions of Investment Strategies and Risks		1
I.	Debt Securities	1
II.	Equity Securities	8
III.	Foreign Securities Exposure	10
IV.	Restricted and Illiquid Securities	12
V.	When-Issued Securities	13
VI.	Standby Commitments	13
VII.	Derivatives	13
VIII.	Repurchase Agreements	23
IX.	Temporary Borrowing	23
X.	Temporary Defensive Investments	23
Portfolio Holdings Information Policies and Procedures		24
Portfolio Turnover		26
Management of the Funds		26
Responsibilities of the Board of the Funds		32
Underwriter and Dealers		34
Potential Conflicts of Interests in Distribution Arrangements		35
Distribution Plans		35
Additional Information Concerning Purchases, Redemptions, Pricing, and Shareholder Services		37
Determination of Net Asset Value		60
Allocation of Portfolio Brokerage		62
Credit Ratings Information		63
General Information		67
Appendix A: Tax Information		A-1
Appendix B: Proxy Voting Guidelines		B-1
Appendix C: Proxy Voting Guidelines		C-1
Appendix D: Proxy Voting Guidelines		D-1
Appendix E: Proxy Voting Guidelines		E-1
Appendix F: Proxy Voting Guidelines		F-1
Appendix G: Proxy Voting Guidelines		G-1
Appendix H: Proxy Voting Guidelines		H-1

Statement of Additional Information Part I
dated February 25, 2013

HISTORY AND CLASSIFICATION OF THE FUNDS

The Trust is an open-end, diversified, management investment company commonly referred to as a mutual fund.  It was organized as a Delaware statutory trust on August 17, 2005.  The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value.  The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust.  Each Fund, except for the Cash Management Fund and International Opportunities Bond Fund, has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”).  The Cash Management Fund does not offer Advisor Class shares and the International Opportunities Bond Fund does not offer Class B shares and is a non-diversified Fund.  Advisor Class and Institutional Class shares are new classes that have been added to the Trust and were not offered for sale prior to the date of this SAI.  Advisor Class and Institutional Class shares will not be offered until April 2013.  Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board of Trustees (“Board” or “Trustees”) and a Class may have exclusive voting rights with respect to matters affecting only that Class.

On January 27, 2006, each Fund, except for the International Opportunities Bond Fund, acquired all of the assets of a predecessor fund of the same name through a reorganization.  Since each Fund’s objective and policies are similar in all material aspects to those of the predecessor fund and since each Fund has the same investment adviser, each Fund has adopted the performance and financial history of the predecessor fund.  Consequently, certain information included in the Fund’s prospectus and in this SAI, that is as of a date prior to the date of the Fund’s prospectus and this SAI, represents information of the predecessor fund.  On August 20, 2012, the International Opportunities Bond Fund commenced operations.

The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of a Fund’s or Class’ outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Trustees or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.

NON-DIVERSIFIED STATUS

The International Opportunities Bond Fund (“IOBF”) is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the IOBF may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  An investment in the IOBF may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of its shares.

Although the IOBF is non-diversified under the 1940 Act, it is subject to the diversification rules of the Internal Revenue Code of 1986, as amended, that apply to all of the Funds as regulated investment companies (“RICs”). These rules provide that, to maintain favorable tax treatment, a Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund. With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. These limits apply only as of the end of each quarter of the Fund’s fiscal (taxable) year, and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other regulated investment companies.

INVESTMENT STRATEGIES, POLICIES AND RISKS

Each Fund’s objectives, principal investment strategies, and principal risks are described in the prospectus of the Fund.  A summary of each of the investment strategies that are used by each Fund is set forth in Appendix A to Part I of this SAI.  Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies.  These policies are set forth in Appendix B to Part I of this SAI.  Appendix A and Appendix B are each part of this SAI. Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Funds and the related risks, including strategies that are not considered principal and therefore are not described in the prospectus.

PORTFOLIO TURNOVER

The following table reflects the portfolio turnover rate with respect to each Fund for the fiscal years ended September 30, 2011 and September 30, 2012.  Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.

Portfolio Turnover Rates
Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012
Cash Management	N/A	N/A
Government	35%	36%
Investment Grade	34%	40%
International Opportunities Bond*	N/A	5%
Fund For Income	75%	54%
* The International Opportunities Bond Fund commenced operations on August 20, 2012.

MANAGEMENT OF THE FUNDS

The First Investors Family of Funds share one common investment adviser, First Investors Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees.  Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board, and the Code of Ethics that has been adopted by the Board.

Set forth below is information about the Trustees and certain Officers of the Funds.  The information concerning each Trustee’s and Officer’s positions with the Funds and length of service includes positions and length of service with the predecessors of the Funds that were reorganized with and into the Funds on January 27, 2006.  Thus, for example, if a Trustee was a Trustee or Director of the predecessor Fund since January 1, 2006, the information below will state, “Trustee since 1/1/2006.”  The address of each Trustee and Officer listed below is c/o First Investors Legal Department, 55 Broadway, New York, NY 10006.

Trustees and Officers
INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past 5 Years
Susan E. Artmann 4/13/54	Trustee since 11/1/2012	Executive Vice President and Chief Financial Officer of HSBC Insurance North America since 2012; Executive Vice President and President (2008- 2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.	39	None

INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past 5 Years
Mary J. Barneby 7/28/52	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012; Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).	39	None
Charles R. Barton, III 3/1/65	Trustee since 1/1/2006	Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.	39	None
Stefan L. Geiringer 11/13/34	Trustee since 1/1/2006	President of Caliqua Enterprises LLC (gas shipper) since 2012; President and Owner of SLG Energy LLC (energy consulting) since 2010; Co-Founder and Senior Vice President of Real Time Energy Solutions, Inc. (2005-2010); and President and Owner of SLG, Inc. (natural gas shipper) since 2003.	39	None
Arthur M. Scutro, Jr. 11/9/41	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.	39	None
Mark R. Ward 11/3/52	Trustee since 1/1/2010	Self employed, Consultant since 2008; Senior Partner, Ernst & Young, LLP, Leader, Mid- Atlantic Asset Management Practice (2003-2007).	39	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 39 series funds.

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
Derek Burke 8/4/63	President since August 2012
Director (since 2012) and President (since 2011) of First
Investors Management Company, Inc., and Administrative Data
Management Corp.; Board of Managers and Chief Executive
Officer of First Investors Advisory Services, LLC (since 2012);
Consultant, Burke Consulting (2010-2011); UBS – Managing
Director, Co-Head of Investment Solutions (2009-2010); and
UBS – Managing Director, Head of Institutional, Retirement and
Fund Services (2004-2009).

Joseph I. Benedek 8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Mary Carty 11/11/50	Secretary since 2010
General Counsel of First Investors Management Company, Inc.
and various affiliated companies since December 2012 and
Assistant Counsel of First Investors Management Company Inc.
(2010-2012).  Special Counsel and Associate at Willkie Farr &
Gallagher LLP (1998-2009).

Marc Milgram 6/9/57	Chief Compliance Officer since 2010
Chief Compliance Officer of First Investors Management
Company, Inc. since 2010; Investment Compliance Manager of
First Investors Management Company, Inc. (2009-2010); First
Investors Federal Savings Bank, President (2000-2011), Treasurer
(1987-2011) and Director (2004-2011); First Investors
Corporation, Vice President (2008-2009); Administrative Data
Management Corp., Vice President (2008-2009); and First
Investors Name Saver, Inc. f/k/a School Financial Management
Services, Inc., Treasurer since 1992 and Director (1992-2007).

* Officers are elected and appointed by the Board for one-year terms.

Trustee Ownership of First Investors Funds
As of December 31, 2012

INDEPENDENT TRUSTEES
Trustee	Funds covered by this SAI	Dollar Range of Ownership of Funds covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Susan E. Artmann*	None	None	None
Mary J. Barneby*	None	None	None
Charles R. Barton, III	None	None	over $100,000
Stefan L. Geiringer	Cash Management Fund	$50,001-$100,000	$50,001-$100,000
Arthur M. Scutro, Jr.	None	None	$50,001-$100,000
Mark R. Ward	International Opportunities Bond Fund	$10,001-$50,000	$50,001-$100,000
* On November 1, 2012, Ms. Artmann and Ms. Barneby were appointed as Trustees of the Funds.
† As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 39 series funds.

As of February 7, 2013, the Trustees and Officers, as a group, owned less than 1% of Class A, Class B, Advisor Class or Institutional Class shares of each Fund.

Compensation of Trustees

The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended
September 30, 2012.

Trustee	Aggregate Compensation From Income Funds	Total Compensation from First Investors Family of Funds Paid to Trustees†
Susan E. Artmann*	N/A	N/A
Mary J. Barneby*	N/A	N/A
Charles R. Barton, III	$15,189	$73,000
Stefan L. Geiringer	$15,189	$73,000
Arthur M. Scutro, Jr.	$15,813	$76,000
Mark R. Ward	$15,189	$73,000
* On November 1, 2012, Ms. Artmann and Ms. Barneby were appointed Trustees of the Funds.
† As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 39 series funds.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.

INVESTMENT ADVISORY SERVICES AND FEES

Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreement.  It also describes the Subadvisory Agreement of any Fund which has a subadviser.

Set forth below are the methods for calculating the current advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid and fees waived for each Fund for the past three fiscal years.  The fee is accrued daily by each Fund covered by this SAI, based on the Fund’s net assets, and is allocated daily to each Fund’s Class A, Class B, Advisor Class and Institutional Class shares based on the net assets of that class of shares in relation to the net assets of the Fund as a whole.  The fees waived reflect fee schedules that were in effect during the relevant periods shown.  Information about subadvisory fees is also included for any Fund which has a subadviser.

Under the Advisory Agreement, Cash Management Fund pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets.  With respect to the other Funds, under the Advisory Agreement, the applicable Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:
Government Fund and Investment Grade Fund:
Average Daily Net Assets	Annual Rate
Up to $500 million	0.66%
In excess of $500 million up to $1 billion	0.64%
In excess of $1 billion up to $1.5 billion	0.62%
Over $1.5 billion	0.60%

Fund For Income and International Opportunities Bond Fund:
Average Daily Net Assets	Annual Rate
Up to $250 million	0.75%
In excess of $250 million up to $500 million	0.72%
In excess of $500 million up to $750 million	0.69%
In excess of $750 million up to $1.25 billion	0.66%
In excess of $1.25 billion up to $1.75 billion	0.64%
In excess of $1.75 billion up to $2.25 billion	0.62%
Over $2.25 billion	0.60%

The following tables reflect the advisory fees paid and advisory fees waived with respect to each Fund for the fiscal years ended September 30, 2010, 2011 and 2012.

Fiscal Year Ended 9/30/10
Fund	Advisory Fees Paid	Advisory Fees Waived
Cash Management	$748,038	$748,038*
Government	$2,089,304	$348,217
Investment Grade	$2,471,743	$411,957
International Opportunities Bond**	N/A	N/A
Fund For Income	$3,528,352	$171,003

* In addition, the Adviser reimbursed expenses in the amount of $380,760 for Class A shares and $24,298 for Class B shares of the Cash Management Fund.
** The International Opportunities Bond Fund commenced operations on August 20, 2012.

Fiscal Year Ended 9/30/11
Fund	Advisory Fees Paid	Advisory Fees Waived
Cash Management	$676,133	$676,133*
Government	$2,255,976	$375,996
Investment Grade	$2,830,858	$471,810
International Opportunities Bond**	N/A	N/A
Fund For Income	$3,911,522	$171,290
* In addition, the Adviser reimbursed expenses in the amount of $463,405 for Class A shares and $16,872 for Class B shares of the Cash Management Fund.
** The International Opportunities Bond Fund commenced operations on August 20, 2012.

Fiscal Year Ended 9/30/12
Fund	Advisory Fees Paid	Advisory Fees Waived
Cash Management	$701,276	$701,276*
Government	$2,455,962	$409,327
Investment Grade	$3,228,173	$538,255
International Opportunities Bond**	$13,586	$13,586
Fund For Income	$4,138,173	$168,295
* In addition, the Adviser reimbursed expenses in the amount of $501,835 for Class A shares and $13,415 for Class B shares of the Cash Management Fund.
** The International Opportunities Bond Fund commenced operations on August 20, 2012.

Fund For Income

The Adviser has delegated the management of all of the assets of the Fund For Income, except for its cash balance, to Muzinich & Co. Inc. (“Muzinich”), pursuant to a Subadvisory Agreement. Cash that Muzinich does not invest is generally invested by the Adviser.  The Adviser may determine, in its discretion, not to invest the cash balance of the Fund depending on market and economic conditions.  For purposes of calculating the fee to be paid to Muzinich, any daily cash balance that is invested by the Adviser is excluded from the Fund’s daily net assets.  The Adviser pays Muzinich an annual subadvisory fee on the assets delegated to it, paid monthly, according to the following schedule:

1.
The average daily net assets of the Fund For Income shall be aggregated with the average daily net assets (if any) of the First Investors Life Series Fund For Income, a series of First Investors Life Series Funds (in the case of each Fund, excluding the portion of its assets that is not delegated by the Adviser to Muzinich for management, which is currently the cash balance);

2.	A blended fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
	a.	0.25% on the first $250 million;
	b.	0.225% on the next $250 million; and
	c.	0.20% on all balances over $500 million.

3.
The fee payable under this Agreement with respect to the Fund shall then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Fund to the sum of the average daily net assets of both Funds that are being managed by Muzinich.

International Opportunities Bond Fund

The Adviser has delegated the management of all of the assets of the International Opportunities Bond Fund to Brandywine Global Investment Management, LLC (“Brandywine Global”) pursuant to a Subadvisory Agreement.  The Adviser pays Brandywine Global an annual subadvisory fee on the assets delegated to it, paid monthly, according to the schedule below.  As of the date of this SAI, the Life Series International Opportunities Bond Fund is not operational.

1.
The average daily net assets of the International Opportunities Bond Fund shall be aggregated with the average daily net assets (if any) of the Life Series International Opportunities Bond Fund, a series of First Investors Life Series Funds.

2.	A blended fee shall then be computed on the sum as if the two funds were combined using the following schedule:
	a.	0.45% on the first $50 million;
	b.	0.40% on the next $50 million;
	c.	0.35% on the next $150 million; and
	d.	0.25% on all balances over $250 million.

3.
The fee payable under this Agreement with respect to the Fund shall then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Fund to the sum of the average daily net assets of both funds that are being managed by Brandywine Global.

Subadvisory Fees Paid

The following table reflects subadvisory fees paid by the Adviser with respect to the Fund For Income and the International Opportunities Bond Fund for the fiscal years ended September 30, 2010, 2011 and 2012.

Subadvisory Fees Paid
Fund	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012
Fund For Income	$1,093,989	$1,202,664	$1,262,008
International Opportunities Bond*	N/A	N/A	$8,164
* The International Opportunities Bond Fund commenced operations on August 20, 2012.

PORTFOLIO MANAGERS

The following provides certain information for the portfolio managers of the Adviser who have responsibility for the daily management of the Funds.  In addition, Muzinich and Brandywine Global have provided information below regarding its portfolio managers.

A.	Other Accounts Managed by Portfolio Managers for Fiscal Year Ended September 30, 2012

Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Managers:
Clark D. Wagner: Government Investment Grade	Other Registered Investment Companies	18	$2,267.6	0	$0
	Other Pooled Investment Vehicles	1	$23.6	0	$0
	Other Accounts	2	$313.2	0	$0
Rajeev Sharma: Investment Grade	Other Registered Investment Companies	1	$54.6	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Rodwell Chadehumbe1: Government	Other Registered Investment Companies	2	$57.1	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

1 On December 3, 2012, Mr. Chadehumbe began serving as Co-Portfolio Manager of the Government Fund and the chart above reflects the most recent available information for Mr. Chadehumbe as of the close of business dated December 3, 2012.

Muzinich's Portfolio Managers:
Dennis V. Dowden: Fund For Income	Other Registered Investment Companies	2	$96.0	0	$0
	Other Pooled Investment Vehicles	5	$149.8	1	$78.9
	Other Accounts	4	$220.9	2	$96.5
Bryan Petermann: Fund For Income	Other Registered Investment Companies	1	$81.7	0	$0
	Other Pooled Investment Vehicles	16	$14,202	2	$1,787.4
	Other Accounts	16	$1,478.1	4	$419.7
Clinton Comeaux: Fund For Income	Other Registered Investment Companies	1	$81.7	0	$0
	Other Pooled Investment Vehicles	19	$14,313.2	5	$1,898.7
	Other Accounts	19	$1,460	6	$474.7

Brandywine Global’s Portfolio Managers:
Stephen S. Smith: International Opportunities Bond	Other Registered Investment Companies	6	$2,992.2	0	$0
	Other Pooled Investment Vehicles	34	$8,929.6	2	$240
	Other Accounts	105	$19,882.5	14	$5,147.6
David F. Hoffman: International Opportunities Bond	Other Registered Investment Companies	5	$2,890	0	$0
	Other Pooled Investment Vehicles	34	$8,929.6	2	$240
	Other Accounts	105	$19,882.5	14	$5,147.6
John P. McIntyre: International Opportunities Bond	Other Registered Investment Companies	5	$2,890	0	$0
	Other Pooled Investment Vehicles	34	$8,929.6	2	$240
	Other Accounts	105	$19,882.5	14	$5,147.6
Brian R. Hess: International Opportunities Bond	Other Registered Investment Companies	5	$2,890	0	$0
	Other Pooled Investment Vehicles	34	$8,929.6	2	$240
	Other Accounts	105	$19,882.5	14	$5,147.6

B.	Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended September 30, 2012

FIMCO’s Portfolio Managers:

Each of the FIMCO portfolio managers manages at least one First Investors mutual fund in addition to the Fund or Funds that are covered by this SAI.  In many cases, these other First Investors Funds are managed similarly to the Funds that are shown in this SAI, except to the extent required by differences in cash flow, investment policy, or law.  Moreover, Mr. Wagner also participates in the day-to-day management of First Investors’ profit sharing plan, the general account of our life insurance company affiliate and FIMCO’s own investment account.  Portions of these non-fund accounts may be managed similarly to one or more of the Funds covered by this SAI.

The side-by-side management of two or more First Investors Funds or non-fund accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  A FIMCO portfolio manager may also want to buy the same security for two Funds that he manages or for a Fund and a non-fund account.  In some cases, there may not be sufficient amounts of the security available (for example, in the case of a hot initial public offering (“IPO”) or new bond offering) to cover the needs of all of the accounts managed by a FIMCO portfolio manager or the buying activity of the accounts could affect the market value of the security.  Similar potential conflicts could arise when two or more Fund or non-fund accounts managed by the same portfolio manager or managers want to sell the same security at the same time.  Finally, a portfolio manager may want to sell a security that is held by a Fund or non-fund account and at the same time buy the same security for another one of his accounts.  This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows.
FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest and to ensure that each Fund and non-fund account is treated fairly.  For example, FIMCO has adopted policies for bunching and allocating trades when two or more Funds or non-fund accounts wish to buy or sell the same security at the same time.  These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages.  FIMCO has also adopted special policies that address investments in IPOs and new bond offerings, the side-by-side management of Funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are affected under Rule 17a-7 of the Investment Company

Act.  FIMCO’s Investment Compliance Manager also conducts reviews of trading activity to monitor for compliance with these policies and procedures.  FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers of the Funds.

Muzinich’s Portfolio Managers:

Each of Muzinich’s portfolio managers also manages one other First Investors mutual fund other than the Fund covered by this SAI and multiple institutional accounts.  The other First Investors mutual fund is managed similarly to the Fund that is covered by this SAI, except to the extent required by differences in cash flow, investment policy or law. The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may also want to buy the same security for the two Funds that they manage or a Fund and a non-fund account. In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Muzinich.  Muzinich endeavors to treat all clients fairly and provide high quality investment services. As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines. Muzinich generally utilizes a pro-rata allocation methodology which considers available cash and individual account investment guidelines for the purchase and sale of securities common to more than one portfolio.

Brandywine Global’s Portfolio Managers:

Brandywine Global manages other mutual funds, multiple pooled vehicles and institutional accounts.  As a result, Brandywine Global has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes addresses potential conflicts of interest associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines.  All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions.  All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

C.	Structure of Portfolio Managers Compensation for Fiscal Year Ended September 30, 2012

FIMCO’s Portfolio Managers:

Each FIMCO portfolio manager of each fund covered by this SAI receives a salary.  Each portfolio manager also is eligible to receive a bonus with respect to each fund, except for the cash management fund, that he manages.  Whether or not a portfolio manager receives a bonus award is dependent upon, among other factors, the performance of the fund during the calendar year.  The factors (determined annually) incorporated into a bonus formula which determines the eligible bonus award include: performance versus a specified Lipper Peer Group, average net assets of the fund, and management fees received.  A portion of the bonus to be paid is dependent on other factors, including the portfolio manager’s compliance record.  In the case of a fund that has more than one portfolio manager, the bonus may be shared.  In addition to the bonuses that they may receive on the funds that they manage, FIMCO’s director of fixed income may be entitled to receive a percentage of any bonus that is earned by a portfolio manager who reports to him.  All bonuses  are paid as follows: one-third of the bonus is paid within the first quarter of the following year and the remaining amount is invested in one of the funds and then paid in two installments over the next two years.  In the case of each bonus installment, the portfolio manager must remain actively employed by FIMCO and be in good standing with FIMCO until each installment is paid; otherwise the installment is forfeited.  Each portfolio manager is also entitled to participate on the same basis as other employees in the profit sharing plan that is offered by FIMCO’s parent company.  The amount that is contributed to this plan is determined in the sole discretion of the parent company based upon the overall profitability of fimco and its affiliates from all lines of business.  The profitability of FIMCO is an important factor in determining the amount of this contribution.

The following chart shows each Fund’s Lipper Peer Group for purposes of determining each portfolio manager’s bonus for the fiscal year ended September 30, 2012.

Fund	Lipper Peer Group
Government	Lipper GNMA Funds
Investment Grade	Lipper Corporate Debt BBB Rated Funds

In addition to managing certain Funds covered by this SAI and other First Investors Funds, Mr. Wagner is also primarily responsible for managing the fixed income investments in the parent company’s own profit sharing plan and the investment accounts of FIMCO and its life insurance company affiliate (collectively, “the proprietary accounts”).  Mr. Wagner does not receive any compensation (apart from his normal FIMCO salary and entitlement to participate on the same basis as other employees in the parent company’s profit sharing plan) for managing the investments of the proprietary accounts.  Nor does he receive any form of bonus for assisting in the management of the proprietary accounts.  Although Mr. Wagner does not receive any compensation or bonus for managing the  proprietary accounts, as discussed above, he is a participant in the parent company’s profit sharing plan.  Moreover, the proprietary accounts invest in assets that are eligible investments for the Funds that Mr. Wagner manages or oversees in his capacity as Director of Fixed Income.  Thus, in theory, he could have an economic incentive to favor the proprietary accounts over the Funds in determining which investments to buy, sell or hold.  FIMCO monitors trading in the proprietary accounts to address such potential conflicts.

Muzinich’s Portfolio Managers:

Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance.  The firm provides salaries that are augmented through a profit sharing bonus system, the relative weighting of which varies each year with firm and individual performance.  For the portfolio managers, the relative performance of Muzinich’s platforms compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.

The firm typically pays out a substantial percentage of its net profits in employee compensation.  Accordingly, all members of the firm are highly incentivised to grow the firm’s profits through both portfolio performance and success of the firm as a whole.

For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g. an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole.  Understanding that all of Muzinich’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.

Muzinich believes that an employee’s greatest financial reward should always come from the long-term success of its clients and the extended profitability of the firm as a whole, rather than from shorter-term, or more ephemeral, success.

Brandywine Global’s Portfolio Managers:

Brandywine Global’s portfolio manager’s compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus the global fixed income peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine Global’s overall profitability.  The global fixed income peer universe includes discretionary separate accounts, commingled funds and mutual funds (gross of fees) managed for U.S. dollar oriented investors.  Portfolios are measured against a global unhedged performance benchmark (measured in U.S. dollars) and have no significant currency or bond market restrictions.  The comparison to the global fixed income peer universe includes one quarter, one year, and three year and five year time periods.  The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Fund.

D.           Portfolio Manager Fund Ownership for Fiscal Year Ended September 30, 2012

FIMCO’s Portfolio Managers:
Name	Funds covered by this SAI	Dollar Range of Fund Ownership (dollars)*
Clark D. Wagner	Government Fund	$10,001-$50,000
	Investment Grade Fund	$10,001-$50,000
Rajeev Sharma	Investment Grade Fund	$10,001-$50,000
Rodwell Chadehumbe1	Government Fund	None
1 The information for Mr. Chadehumbe is as of December 3, 2012.

* The amounts shown do not include any deferred bonuses earned by FIMCO’s Portfolio Managers that may have been invested in the Fund that they manage as further described under section “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended September 30, 2012”.  The ownership ranges may have been higher for certain Funds if such bonuses were reflected in the chart.

Muzinich’s Portfolio Managers:
Name	Funds covered by this SAI	Dollar Range of Fund Ownership (dollars)
Dennis V. Dowden	Fund For Income	None
Clinton Comeaux	Fund For Income	None
Bryan Petermann	Fund For Income	None

Brandywine Global Portfolio Managers:
Name	Funds covered by this SAI	Dollar Range of Fund Ownership (dollars)
Stephen S. Smith	International Opportunities Bond Fund	None
David F. Hoffman	International Opportunities Bond Fund	None
John P. McIntyre	International Opportunities Bond Fund	None
Brian R. Hess	International Opportunities Bond Fund	None

UNDERWRITER AND DEALERS

Part II of this SAI describes the Underwriting Agreement between the Trust and First Investors Corporation (“FIC”), on behalf of each Fund, the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FIC to outside dealers expressed as a percentage of the offering price.

The following tables list the underwriting fees and other compensation paid to FIC during the fiscal years ended September 30, 2010, 2011 and 2012.

Fiscal Year Ended 9/30/10
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Cash Management	$0	$11,739	N/A	N/A
Government	$2,357,909	$19,874	N/A	N/A
Investment Grade	$2,701,374	$116,507	N/A	N/A
International Opportunities Bond**	N/A	N/A	N/A	N/A
Fund For Income	$1,658,403	$28,221	N/A	N/A

Fiscal Year Ended 9/30/11
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Cash Management	$0	$19,060	N/A	N/A
Government	$1,978,870	$31,650	N/A	N/A
Investment Grade	$2,712,236	$20,043	N/A	N/A
International Opportunities Bond**	N/A	N/A	N/A	N/A
Fund For Income	$1,876,461	$42,907	N/A	N/A

Fiscal Year Ended 9/30/12
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Cash Management	$0	$2,531	N/A	N/A
Government	$2,230,034	$18,580	N/A	N/A
Investment Grade	$3,884,513	$14,403	N/A	N/A
International Opportunities Bond**	$378,948	$0	N/A	N/A
Fund For Income	$2,015,804	$18,036	N/A	N/A
*As shown in a separate chart, FIC may receive distribution fees (i.e., Rule 12b-1 fees) from each Fund covered by this SAI.
** The International Opportunities Bond Fund commenced operations on August 20, 2012.

DISTRIBUTION PLANS

Part II of this SAI describes the distribution plans of those Funds which have adopted such plans.  For the fiscal year ended September 30, 2012, the Funds paid the following in fees pursuant to their plans.  The Class A table does not list any fees for the Cash Management Fund because it does not have a distribution plan for its Class A shares and the Class B table does not list any fees for the International Opportunities Bond Fund because it does not offer Class B shares.

Class A
Fund	Compensation to Underwriter	Compensation to Dealers	Compensation to Sales Personnel	Total Distribution Plan Fees Paid
Government	$469,134	$29,650	$596,934	$1,095,718
Investment Grade	$592,932	$35,355	$813,826	$1,442,113
International Opportunities Bond*	$3,347	$20	$2,068	$5,435
Fund For Income	$773,213	$41,019	$867,473	$1,681,705
* The International Opportunities Bond Fund commenced operations on August 20, 2012.

Class B
Fund	Compensation to Underwriter	Compensation to Dealers	Compensation to Sales Personnel	Total Distribution Plan Fees Paid
Cash Management	$9,032	$0	$0	$9,032
Government	$41,650	$1,854	$25,256	$68,760
Investment Grade	$63,841	$1,607	$20,736	$86,184
Fund For Income	$44,071	$6,929	$14,581	$65,581

ALLOCATION OF PORTFOLIO BROKERAGE

Part II of this SAI describes the brokerage allocation policies of the First Investors Funds.  Set forth below are tables containing information concerning the commissions paid by the Funds for the prior three fiscal years as well as any investments that they have made in their regular broker-dealers during the past fiscal year.

Commissions Paid Fiscal Year Ended 9/30/10
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Cash Management	$0	$0	$0
Government	$0	$0	$0
Investment Grade	$0	$0	$0
International Opportunities Bond*	N/A	N/A	N/A
Fund For Income	$0	$0	$0

Commissions Paid Fiscal Year Ended 9/30/11
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Cash Management	$0	$0	$0
Government	$0	$0	$0
Investment Grade	$0	$0	$0
International Opportunities Bond*	N/A	N/A	N/A
Fund For Income	$712	$0	$0

Commissions Paid Fiscal Year Ended 9/30/12
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Cash Management	$0	$0	$0
Government	$0	$0	$0
Investment Grade	$0	$0	$0
International Opportunities Bond*	$0	$0	$0
Fund For Income	$0	$0	$0
* The International Opportunities Bond Fund commenced operations on August 20, 2012.

Ownership of Regular Broker-Dealers and/or their Parent Companies during the Previous Fiscal Year
Fund	Broker-Dealer	Parent Co.	9/30/12 Market Value
Cash Management owned:	None		$0
Government owned:	None		$0
Investment Grade owned:	Bank of America Corp.		$5,206,968
	Barclays Bank, PLC		$3,039,582
	Citigroup, Inc.		$13,911,910
	Goldman Sachs Group, Inc.		$13,962,917
	JP Morgan Chase & Co.		$9,384,630
	Merrill Lynch & Co., Inc.	Bank of America Corp.	$8,491,276
	Morgan Stanley		$12,273,648
	Wells Fargo & Company		$8,814,403
International Opportunities Bond owned:	None		$0
Fund For Income owned:	None		$0

ADDITIONAL INFORMATION CONCERNING PURCHASES, REDEMPTIONS,
PRICING AND SHAREHOLDER SERVICES

Additional information concerning purchases, redemptions, pricing and shareholder services is set forth in Part II of this SAI.  This information does not repeat information already discussed in the applicable Fund prospectus.  Additional information concerning the determination of Net Asset Value (“NAV”) is also set forth in Part II of this SAI.

TAX INFORMATION

Information concerning tax laws applicable to the Funds is set forth in Part II of this SAI.

BENEFICIAL OWNERSHIP INFORMATION

As of February 7, 2013, the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class A shares of the Cash Management Fund:

Shareholder	% of Shares
First Investors Corporation 55 Broadway New York, NY 10006	29.7%

As of February 7, 2013, the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class A shares of the International Opportunities Bond Fund:

Shareholder	% of Shares
Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. One Pershing Plaza Jersey City, NJ 07399	10.2%

As of February 7, 2013, the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class B shares of the Cash Management Fund:

Shareholder	% of Shares
Diane L. Dutt 3225 Orwig Road Stewartstown, PA 17363	5.3%
Howard Malloy 1300 Rutherford Avenue Pittsburgh, PA 15216	15.3%
Theresa Holder 331 Brighton Avenue Bowling Green, KY 42101	5.9%
Eola Crumley 10503 Kirkdale Drive Houston, TX 77089	9.3%

As of February 7, 2013, the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class B shares of the Fund For Income:

Shareholder	% of Shares
Renata Jacobson 4 Clairborne Road Harrison, NY 10528	6.3%

As of February 7, 2013, the following shareholders owned of record or beneficially owned 25% or more of the outstanding Class A shares of the Cash Management Fund:

Shareholder	% of Shares
First Investors Corporation 55 Broadway New York, NY 10006	29.7%

FINANCIAL STATEMENTS

The Funds incorporate by reference the financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders for the fiscal year ended September 30, 2012.

APPENDIX A
INVESTMENT STRATEGIES USED BY THE FIRST INVESTORS INCOME FUNDS

The investment strategies that may be used by each Fund, including strategies to invest in particular types of securities or financial instruments, are listed below. The investment strategies that each Fund currently uses or currently anticipates using are noted by a check (✓) mark.  The investment strategies that each Fund does not currently anticipate using are noted by a dash (─) mark.  These notations only represent the current intentions of the Funds with respect to using the checked investment strategies.  Each Fund may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund from engaging in the strategy.  Each Fund also reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements.  The investment policies of each Fund are set forth in its prospectus and Appendix B of this SAI.  The investment strategies listed on the following pages, and their associated risks, are described in Part II of this SAI.

I-A-1

Cash Management Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depository Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	─

I-A-2

Government Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depository Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	─
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-3

Investment Grade Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-4

International Opportunities Bond Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	✓
Forwards	✓
Restricted and Illiquid Securities	─
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-5

Fund For Income	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments *	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	✓
Municipal Securities	─
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.

I-A-6

APPENDIX B
INVESTMENT POLICIES OF THE FIRST INVESTORS INCOME FUNDS

The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund’s prospectus.  Each Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.

Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy of the Fund.  Non-fundamental policies may be changed by the Board of Trustees (“Board”) without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in values of a Fund’s assets will not cause a violation of the Fund’s investment policies.

Fundamental Policies:

Each Fund may not:

(1)           Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)           Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(3)           Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(4)           Except for the Cash Management Fund and International Opportunities Bond Fund, and except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Cash Management Fund may not purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

(5)           Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6)           Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

(7)           Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies) and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

I-B-1

    (8)           Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (A fund’s total assets include the amounts being borrowed.).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.)

Non-Fundamental Policies:

The Investment Grade Fund and Fund For Income have adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:

(1)           The Investment Grade Fund and Fund For Income may invest in credit-linked securities, provided that no more than 10% of each Fund’s net assets are invested in credit-linked securities.

 I-B-2

Statement of Additional Information Part II
dated February 25, 2013

Part II of this SAI describes policies and practices that apply to each of the Funds in the First Investors Family of Funds, except as otherwise indicated.  This SAI includes non-principal investment strategies that each of the Funds may use to a limited extent in addition to those that are described in its prospectus.  The First Investors Family of Funds (or “First Investors Funds”) consists of 4 registered investment companies:  First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds.  The term “Fund” as used herein includes each individual series of an investment company, except as otherwise indicated.

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS

The following are descriptions of investment strategies that may be used by one or more of the Funds within the First Investors Family of Funds, as well as the risks of those strategies.  To determine which strategies are primarily used by a particular First Investors Fund, you must review the prospectus and Appendices A and B of Part I of the SAI with respect to such Fund.  The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies.  Appendix A contains schedules listing the investment strategies that each Fund covered by the SAI currently intends to use.  The Funds may invest, to a limited degree, in any of the other securities described below even if they are not listed in the prospectus or checked in Appendix A.  Appendix B describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies.  The references below to “Funds” or a “Fund” refer to those Funds that are authorized to invest in the described securities.

I.               Debt Securities

The Funds may invest in all of the debt securities described below.  The market value of most debt securities is influenced by changes in the level of interest rates.  Generally, as interest rates rise, the market value of a debt security decreases.  Conversely, as interest rates fall, the market value of a debt security increases.  This is referred to as interest rate risk.  Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.

The market value of most debt securities is influenced by the credit risks associated with such security.  Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade, or may be unrated.  Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality.  Debt obligations rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Services (“S&P”) are considered investment grade.  Bonds that are rated lower than Baa by Moody’s and BBB by S&P are considered below investment grade and are referred to as “High Yield Securities.”  In general, the lower the credit rating for a debt security, the higher the credit risk.  As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities.  Even debt obligations that are rated Baa by Moody’s or BBB by S&P have speculative characteristics.  For a discussion of investments in foreign government debt obligations and foreign debt securities, see Section III.  Foreign Securities Exposure and also Section III.  Foreign Securities Exposure – B.  Foreign Securities Traded in the United States.

A.  Commercial Paper and Other Short-Term Investments.  The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities.  The Funds also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies.  Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).  The Funds may invest indirectly in commercial paper and other short-term investments or in other money market investments.  Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as Section 3(a)(3) or 4(2).  The commercial paper purchased by the Funds may be liquid or illiquid.  See “Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities.  The commercial paper purchased by the Funds may be rated or unrated and may be issued by banks or bank holding companies.  The commercial paper purchased by the Funds may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables.  See “Other Asset-Backed Securities.”  The Funds may invest indirectly in commercial paper and other short-term investments or in other money market investments.

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Funds also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.  The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate.  While domestic bank deposits are insured by an agency of the U.S. Government, a Fund will generally assume positions considerably in excess of the insurance limits.

The Funds may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks.  These investments involve risks that are different from investments in securities of domestic branches of domestic banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by a Fund.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

B.  Corporate Bonds and Notes.  The Funds may invest in bonds and notes issued by corporations and other similar entities.  Corporate bonds and notes generally have maturities of between one and thirty years.  In general, the longer the maturity of a bond, the greater the interest rate risk.  The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities, which may also include hybrid securities.  See “Convertible Debt Securities.” The Funds may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities.  The Funds may sell or retain such warrants or rights.

C.  Convertible Debt Securities.  The Funds may invest in convertible debt securities and/or hybrid securities.  A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer.  The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.

D.  Hybrid Securities.  Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

E.  High Yield Securities.  The Funds may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), including securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  Bonds that are rated below Baa by Moody’s or below BBB by S&P are considered below investment grade and are referred to as High Yield Securities, as well as unrated bonds that are determined by the Funds to be of equivalent quality.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.

Debt obligations, including convertible debt securities, rated lower than Baa by Moody’s and BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk.  There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt.  Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities.  Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.

The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities are typically traded among a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role.  Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.  To the extent permitted by a Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.

F.  Income Deposit Securities (“IDSs”).  An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

IDSs are subject to the same risks as the underlying securities that make up an IDS.  There may be a thinner and less active market for IDSs than that available for higher quality securities.  An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.

G.  Indexed Securities.  A Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators.  Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.  The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer.  These securities may vary directly or inversely with the underlying instruments.  The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

H.  Inflation-Indexed Securities.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate).  Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase.  In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease.  Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security.  However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.  A Fund may invest in inflation-related bonds which do not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

I.  Syndicated Bank Loans.  A Fund may invest in syndicated bank loans.  An investment in a syndicated bank loan does not violate a Fund’s fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and trade like other debt instruments.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.  A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with the purchase of participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, a Fund will be subject to credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in syndicated bank loans present the possibility that a Fund could be held liable as co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.  The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors.  In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

A Fund may also invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  A Fund would be subject to the same risks of default by the borrower as discussed above for syndicated bank loan participations.  The assignments a Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, a Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  A Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.

Although syndicated bank loans in which a Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.

Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  In some cases, the settlement process may take longer than seven days.

Consequently, some indebtedness may be difficult or impossible to dispose of within seven days at what First Investors Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and will therefore be treated as illiquid for purposes of a Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.

J.  Mortgage-Backed Securities.  The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

There are three types of interest rate related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

K.  Other Asset-Backed Securities.  The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables.  These securities present certain risks in addition to those normally associated with debt securities.  For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable.  For example, credit card receivables are generally unsecured.  The obligors may also be entitled to the protection of a number of state and federal credit laws.  Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities.  Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

L.  Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities.  The two principal classifications of municipal securities are “general obligation” and “revenue” securities.  General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest.  Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source.  The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

Generally, the values of municipal securities vary inversely to changes in interest rates.  Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient.  National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations.  There is also the risk that the interest income that a Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”), applicable state tax authorities, or a judicial body.  Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

M.  Refunded Securities.  The Funds may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”).  The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date.  These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Funds also may purchase municipal securities that have been refunded prior to purchase.  Refunded municipal securities are subject to interest rate risk.  In addition, some refunded municipal securities may have limited liquidity.

N.  U.S. Government Securities.  The Funds may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks).  These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.  In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”).  The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  From the end of 2007 through the second quarter of 2012, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $46 billion in dividends.  Both Fannie Mae and Freddie Mac ended the second quarter of 2012 with positive net worth, and as a result, neither required a draw from the U.S. Treasury.  Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Funds may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  See “Zero Coupon and Pay-In-Kind Securities.”  These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

The Funds may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

O.  Variable Rate and Floating Rate Securities.  The Funds may invest in variable rate and floating rate securities.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.

The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.  Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest.  The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund’s portfolio.

P.  Zero Coupon and Pay-In-Kind Securities.  The Funds may invest in zero coupon and pay-in-kind securities.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind securities are those that pay “interest” through the issuance of additional securities.  The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, each taxable year must be accounted for by a Fund that holds such securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).  Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Q.  Sovereign Debt.  Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks.  Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured.  The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

R. Fixed-Income Securities Issued by Supranational Organizations.  A Fund may invest in fixed-income securities issued by supranational organizations.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development.  Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development.  Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

II.              Equity Securities

A.  Common Stocks, Preferred Stocks, Rights, Warrants and Options.  The Funds may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”).  Equity securities are subject to market risk.  This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  The risks of investing in equity securities can be magnified when a Fund invests in them by means of options. For the special risks associated with options, see “E. Futures, Forwards and Options” in Section VII. Derivatives. The Funds may invest in equity securities of foreign companies directly or through depository receipts.  Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.  See “Section III. Foreign Securities Exposure” for the additional information on the associated strategies and risks.  The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations.  Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

B.  Shares of Other Investment Companies.  The Funds may invest in the shares of other investment companies, including Exchange Traded Funds (“ETFs”) that are registered as investment companies.  Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies.  See “Shares of Exchange Traded Funds.”  Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses.  A Fund that invests in an investment company or an ETF will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

C.  Shares of Exchange Traded Funds.  ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks.  ETFs typically seek to replicate selected indices.  The value of an ETF is usually determined by demand for the underlying securities themselves.  Although the value of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value.  In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities.

ETFs may or may not be registered as investment companies, depending upon how they are organized.  ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies.  Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depository Receipts (“SPDRs”).  ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act.  Investments in ETFs, whether or not registered as investment companies, expose the Funds to additional fees.

D.  Real Estate Investment Trusts.  The Funds may invest in shares of real estate investment trusts (“REITs”).  Equity REITs invest in income-producing real estate.  They produce income from rental and lease payments as well as occasional sales of property.  Mortgage REITs make construction, development, and long-term mortgage loans.  They produce income from repayment of the loans and sales of the loan obligations.  REITs may invest in both real estate and real estate loans.

Unlike most corporations (and trusts classified as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Code.  To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income.  REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

REITs are subject to real estate industry risk.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties.  Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties.  For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management.  Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.  Loss of federal tax treatment as a REIT will also affect an individual REIT’s  after-tax performance.

REITs are also subject to interest rate risk.  REIT stock prices overall will decline over short or even long periods because of rising interest rates.  In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments.  Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

REITs tend to be small or medium-size companies.  Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.

E.  Master Limited Partnerships.  The Funds may invest in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

F.  Income Deposit Securities (“IDSs”).  For a discussion of IDSs, see “Section I. Debt Securities – F. Income Deposit Securities.”

III.             Foreign Securities Exposure

The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A.  Depository Receipts.  The Funds may invest in securities issued by foreign companies through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers.  Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted.  ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities.  ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

GDRs are issued globally and evidence a similar ownership arrangement to ADRs.  Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets.  Unlike ADRs, GDRs are typically denominated in foreign currencies.  They may not, however, be denominated in the same currency as the underlying securities into which they may be converted.  As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs.  GDRs also involve the risks of other investments in foreign securities.  For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

B.  Foreign Securities Traded in the United States.  The Funds may invest directly in foreign equity or debt securities that are traded in the United States.  Such securities are generally denominated in United States dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”).  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.  To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

C.  Foreign Securities Traded in Foreign Markets.  The Funds may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.  The Funds may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon.  See “E. Futures, Forwards and Options” in section VII. Derivatives for a description of such investments.

The Funds may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market.  Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares.  Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them.  As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.

D.  Foreign Securities Traded in Emerging Markets.  The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

E.  Foreign Currency.  In addition to the instruments described in Section VII. Derivatives – E. Futures, Forwards and Options below, a Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.

A Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.  A Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies.  Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance.  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund.  Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

F.  Foreign Currency Warrants.  Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

IV.             Restricted and Illiquid Securities

The Funds may invest in restricted and illiquid securities.  Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 (“1933 Act”).  Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings.  The Funds may register restricted securities for resale.  The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued.  No more than 15% of a value of a Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities.  However, this restriction does not prevent a Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase.  The Funds determine whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Funds.  The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

It may be difficult or impossible for the Funds to resell restricted or illiquid securities.  As a result, the Funds could suffer losses by investing in such securities.  It may also be difficult to value such securities.  The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.              When-Issued Securities

The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.  A Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment.  When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment.  When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase.  Sale of assets in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.             Standby Commitments

The Funds may acquire standby commitments from banks with respect to securities held by the Funds.  Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund’s option.  A standby commitment is similar to a put option for a particular security in a Fund’s portfolio.  Standby commitments acquired by a Fund are not added to the computation of that Fund’s net asset value.  Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace.  A Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable.  The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

A Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable.  Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment.  The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered.  Standby commitments acquired by a Fund are not added to the computation of a Fund’s net asset value and are valued at zero.  When a Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund.  The dollar-weighted average maturity calculation for a Fund is not affected by standby commitments.

VII.           Derivatives

The Funds may invest in derivative securities.  Derivative securities are instruments that derive their value from other financial instruments, securities, or indices.  Investments in derivative securities can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  At times, it may be difficult to sell or value derivative securities.  Examples of derivatives in which the Funds may invest that have special risk features, include futures and options on securities, credit-linked securities, inverse floaters and interest rate swaps and rate locks.  The following is a description of these derivatives, including futures, forwards and options.

A. Credit-Linked Securities.  Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps.  Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps.  Investments in credit-linked securities can be an efficient means of managing the cash position of a Fund.

The risks associated with investing in credit-linked securities include the following:

1.
Market Risk.  The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.
Credit Risk and Interest Rate Risk.  The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.
4.
Liquidity Risk.  Credit-linked securities are typically not registered for public trading under the Securities Act of 1933 and are therefore considered restricted securities.  At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market.  See, Section IV “Restricted and Illiquid Securities” for the risks of illiquid securities.

5.
Basis Risk.  This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and a Fund could lose money by investing in them.

B.  Inverse Floaters.  Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index.  For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases.  The secondary market for inverse floaters may be limited and they may be illiquid.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.  The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.  For purposes of calculating any limits to the extent that a Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.

C.  Interest Rate Swaps.  Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time.  For example, two parties may agree to exchange interest payments on variable and fixed rate instruments.  The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this, the Funds will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board.  Swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The Funds will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the investment.  Under certain circumstances, certain centrally cleared swap agreements also may be netted.  A Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party will be generally maintained in a segregated account.  A Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities.  Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.

The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If a Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

D. Municipal Market Data Rate Locks. The Funds may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”).  An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.  MMD Rate Locks may be used for hedging purposes.  An MMD Rate Lock is an agreement between two parties -- a Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.  For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.  There is no payment made or received at inception.  If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.

In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund.  As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each MMD Rate Swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund.  Because separate accounts will be established with respect to such transactions on the books and records of a Fund or with its custodian, the Funds do not treat MMD Rate Locks as constituting senior securities.  Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.

The Funds will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund’s Board.  MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments a Fund is contractually obligated to make.  If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

To the extent that other types of rate locks are available or developed in the future, the Funds may enter into them on the same basis and for the same purposes as set forth above.

E. Futures, Forwards and Options.  The Funds may use financial futures, interest rate futures, options, options on futures, dollar rolls or forward currency contracts as part of their investment strategies.  The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance.  The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when a Fund is not fully invested.  Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion.  Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund.  Stock index futures and options thereon may also be used to adjust country exposure.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange.  In addition, the Funds may enter into interest rate futures contracts on non-U.S. government obligations that are traded on a non-U.S. exchange.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place.  Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions.  A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, three-month U.S. Treasury Bills and 10-year German Bund Notes.  An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions.  In addition, the Funds may purchase put and call options on interest rate futures contracts on non-U.S. government obligations which are traded on a non-U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee such closing transactions can be effected.

A Fund may enter into dollar roll transactions in which the Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time.  By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  The Fund would also be able to invest the proceeds of the securities sold.  When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party, the securities purchased for future delivery, or the securities in which the proceeds are invested would affect the market value of the Fund’s assets.  As a result, such transactions could increase fluctuation in the Fund’s NAV.  If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.  To avoid potential leveraging effects of dollar rolls, the Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.

The Funds may also use forward currency contracts or foreign exchange contracts to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Funds.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.  A Fund may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange.  These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds.  A Fund also may use forward currency contracts to attempt to enhance return or yield.  A Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another.

Forward currency contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

A Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The  settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Funds may also use foreign currency futures contracts and options.  Through the purchase and sale of such contracts, the Funds may be able to achieve many of the same objectives attainable through the use of forward currency contracts, but more effectively and possibly at a lower cost.  Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency contracts.

The Funds may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

The Funds may also purchase options to buy individual securities when they believe that the prices of the securities will increase or write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase.  When a Fund buys an option to purchase an individual security, it is generally anticipating that the price of the underlying security will increase before the option expires. In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it had paid for the option.  When a Fund writes a covered call option, the Fund is generally attempting to increase the income it receives by holding the underlying security.  However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Additional information concerning the use of these instruments is discussed below.  A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund.  Moreover, there can be no assurance that any strategy will succeed.  Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a Fund's ability to use these instruments may be limited by tax considerations.  See Appendix A-Tax Information.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies.  The use of these strategies involves certain special risks, including: (1) dependence on the Adviser's or Subadviser’s, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time.  If the Adviser's or a Subadviser’s, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

No price is paid upon entering into futures contracts.  Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an initial margin consisting of cash or U.S. Government securities.  This amount is known as “initial margin.”

When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules.  Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.  Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization.  A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold.  Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such an event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options).  However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser’s or Subadviser’s, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities.  There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies.  In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect the rising market.  Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund.  If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market.  As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options.  Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time.  In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

Options on futures contracts have a limited life.  The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.
A Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency.  In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

A Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations.  A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount.  Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets.  As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions.  For this reason, the successful use of options depends upon the Adviser's or the Subadviser’s ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

Unless an option purchased by a Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be affected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option.

Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities.  This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

A Fund may purchase and write covered straddles on securities, currencies or bond indices.  A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  A Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies.  A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written.  A Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies.  In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.  Straddles involving currencies are subject to the same risks as other foreign currency options.

A Fund may use options and futures contracts on foreign currencies (including the euro), forward currency contracts and/or NDFs to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of options and futures on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Index options are settled exclusively in cash.  If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date.  Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.  For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

At or before the maturity date of a forward currency contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second forward currency contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.  There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts.  Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

The Funds may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency.  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.

F. Swaps, Caps, Floors, and Collars.  A Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For additional information on centrally cleared swaps, see Section VII. C. Interest Rate Swaps.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this risk the creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable.  If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.   If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Most OTC swap agreements into which a Fund enters may calculate the obligations of the Fund and its counterparty on a net basis.  Under certain circumstances, certain centrally cleared swap agreements also may be netted.  Under such circumstances, the net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund.  The Adviser and the Fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.

G. Forward Commitments.  A Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis.  When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.

Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.  The Fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions.  On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

Firm Commitments.  Securities may be purchased on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  A Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.

Stand-by Commitments.  A stand-by commitment involves the purchase of securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.  The primary purpose of this practice is to provide the Fund with liquidity as needed.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

VIII.          Repurchase Agreements

The Funds may invest in repurchase agreements.  A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price.  The borrower simultaneously agrees to repurchase that same security at a higher price on a future date.  The difference between the purchase price and the repurchase price effectively constitutes the payment of interest.  In a standard repurchase agreement, the securities, which serve as collateral, are transferred to a Fund’s custodian bank.  In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller.  In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement.  Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities.  The period of these repurchase agreements will usually be short, from overnight to one week.  The securities, which are subject to repurchase agreements, however, may have long maturities.  Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

IX.            Temporary Borrowing

The Funds may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

X.             Temporary Defensive Investments

From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Funds may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than they otherwise would under their stated investment policies and strategies. For a description of commercial paper and other short-debt instruments, see “Commercial Paper and Other Short-Term Investments.”  When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses.  For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see “Debt Securities”, “Commercial Paper and Other Short-Term Investments”, and “Foreign Securities Exposure.”

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES

In accordance with SEC regulatory requirements, each First Investors Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q.  These forms are publicly available on the SEC's internet website (http://www.sec.gov).  In addition, the First Investors Cash Management Fund and First Investors Life Series Cash Management Fund each files a complete schedule of its portfolio holdings with the SEC on a monthly basis on Form N-MFP.  Form N-MFP is publicly available two months after the month for which it is filed on the SEC’s website.  Each Fund (except for a money market fund) also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. Each Fund also publishes its top ten holdings on a quarterly basis on the First Investors website at www.firstinvestors.com.  The First Investors Cash Management Fund and the First Investors Life Series Cash Management Fund also publish their complete schedule of portfolio holdings on a monthly basis on the First Investors website at www.firstinvestors.com.

Until portfolio holdings information for the Funds is made public in Form N-CSR, in Form N-Q, in Form N-MFP, in a shareholder report, or on the First Investors website, it is considered to be confidential.  Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).  Neither the Funds, FIMCO, any subadviser of the Funds, nor any access person of the Funds receives compensation in connection with the disclosure of information about portfolio securities.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds.  This is not considered a legitimate business need for the information.  If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	Investment advisers, subadvisers, and subadviser candidates for the Funds (and their access persons);
(b)	Custodians and sub-custodians of the Funds;
(c)	Auditors of the Funds;
(d)	Legal counsel for the Funds;
(e)	Independent Trustees of the Funds;
(f)	Legal counsel to the Independent Trustees of the Funds;
(g)	Ratings or ranking agencies;
(h)	Parties who provide insurance for municipal securities purchased by the Funds;
(i)	Companies th at provide analytical services to the Funds and their investment Adviser;
(j)	Companies that provide pricing, operational, trade notification, settlement and valuation services to the Funds, their Adviser and/or their subadvisers;
(k)	Proxy voting services employed by the Funds;
(l)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);
(m)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and
(n)	Companies that provide other services that are deemed to be beneficial to the Funds.

The Funds have ongoing arrangements to provide portfolio holdings information to the following: custodians and sub-custodians of the Funds (The Bank of New York Mellon, Brown Brothers Harriman & Co. and their foreign sub-custodians); the independent registered public accounting firms for the Funds (Tait, Weller & Baker) and their investment adviser (KPMG LLP); ratings or ranking agencies and companies that provide analytical services to the Funds and their investment adviser (Lipper, FactSet Research Systems, Inc., Investment Technology Group, Inc., and Bloomberg); pricing services employed by Funds (FT Interactive Data Corp, Standard & Poor’s Securities Evaluations, Inc. and Markit Group Limited); proxy voting services employed by the Funds

(RiskMetrics Group, Inc., Broadridge Investor Communication Solutions, Inc., and Glass Lewis & Co.); companies that provide operational, trade notification, settlement, pricing and valuation services (State Street Bank and Trust Company and Markit WSO Corporation); and the Investment Company Institute with respect to monthly information filed on Form N-MFP (as discussed above).

The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Funds, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Funds’ adviser or subadvisers.

FIMCO employs the following policies on behalf of the Funds with respect to portfolio holdings information.  It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Funds.  FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Funds subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Funds and may not be used for trading in the Funds’ shares by the broker-dealer or its clients.  These conditions do not apply if the list is made publicly available.  The Chief Compliance Officer of the Funds may also make exceptions to these policies when it is in the best interests of the Funds to do so.

The subadvisers for certain First Investors Funds, Wellington Management Company, LLP (“Wellington Management”), Paradigm Capital Management, Inc. (“Paradigm Capital Management”), Vontobel Asset Management, Inc. (“Vontobel”), Smith Asset Management Group, L.P. (“Smith”), Muzinich & Co., Inc. (“Muzinich”) and Brandywine Global Investment Management, LLC (“Brandywine Global”) use policies that comply with the policies of First Investors Funds.  Generally, Wellington Management’s policies prohibit disclosing the portfolio holdings of any Fund to any person unless such disclosure has been approved by the Fund or such a disclosure is reasonably necessary for Wellington Management to provide investment advice to its clients.  Paradigm Capital Management’s policies require authorization prior to any disclosure of portfolio holdings to any outside vendor or service provider other than a broker-dealer that provides it with research and execution services.  Paradigm Capital Management’s policies also recognize that it is appropriate to release portfolio information upon request from regulatory agencies or if compelled by law to do so.  Vontobel, aside from its disclosure of portfolio holdings information to broker-dealers that provide research and execution services to the Funds, will not disclose portfolio holdings information to third parties until such information is made public by the Funds.  Smith’s policies prohibit disclosing the portfolio holdings of a Fund to any person unless such disclosure has been approved by the Fund or such disclosure is reasonably necessary for Smith to provide investment advice to its clients.  Muzinich, aside from certain funds managed under the Muzinich name which Muzinich can use as representative portfolios, generally prohibits selective disclosure of portfolio holdings of other clients to preferred clients or prospects or unrelated parties on a real or near real time basis.  The obligation to safeguard sensitive client information would not preclude Muzinich from providing necessary information to, for example, persons providing services to Muzinich or any account such as brokers, accountants, custodians, and fund transfer agents, or in other circumstances when the client consents.  Brandywine Global’s policies prohibit disclosing the portfolio holdings of the Fund for which they serve as subadviser to any person unless such disclosure has been approved by the Fund, such disclosure is reasonably necessary for Brandywine Global to provide investment management services to its clients, or as otherwise required by law.  To the extent a subadviser manages a Fund in accordance with a particular style that it uses for other clients, information about the holdings may be available to other clients or potential clients of the subadviser.

The Investment Compliance Manager of the Funds’ Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Funds.  Any violations of these policies are reported to the Board of Trustees of the Funds on a quarterly basis.  The policies of the Funds’ sub-advisers are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Trustees of the Funds.

PORTFOLIO TURNOVER

Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions and, consequently, larger taxable distributions to shareholders.

MANAGEMENT OF THE FUNDS
A.	Advisory and Subadvisory Services.

Investment advisory services to each Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”), and its address is 55 Broadway, New York, NY 10006.  FICC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FICC is a subsidiary of The Independent Order of Foresters (“Foresters”).  Foresters owns all of the voting common stock of FICC, the parent company of FIMCO, First Investors Corporation (“FIC”) and Administrative Data Management Corp. (“ADM”) and therefore, Foresters controls each of these FICC affiliated companies.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Trustees.  The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI.  Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

FIMCO has an Investment Committee composed of the Chairman of FIMCO, the General Counsel of FIMCO, the Chief Compliance Officer of FIMCO, and the portfolio managers of each of the Funds.  The Investment Committee meets periodically to review the performance of each of the Funds, the investment strategies that are being used to manage the Funds and recent additions to and deletions from the portfolios of the Funds.

Wellington Management serves as the investment subadviser to the Global Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Wellington Management is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Wellington Management a subadvisory fee with respect to the Fund, as set forth in Part I of the SAI for the

Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Paradigm Capital Management serves as the investment subadviser to the Special Situations and Life Series Special Situations Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Paradigm Capital Management is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Paradigm Capital Management a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Paradigm Capital Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Vontobel serves as the investment subadviser to the International and Life Series International Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Vontobel is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Vontobel a subadvisory fee with respect to each Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Vontobel will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Smith serves as the investment subadviser to the Select Growth and Life Series Select Growth Funds pursuant to separate subadvisory agreements (collectively, “Subadvisory Agreement”).  Under the Subadvisory Agreement, Smith is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Smith a subadvisory fee, with respect to each Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Smith will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Muzinich serves as the investment subadviser to the Fund For Income, a series of First Investors Income Funds, and the Life Series Fund For Income, a series of First Investors Life Series Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Muzinich is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Muzinich a subadvisory fee with respect to each Fund as set forth in Part I of the SAI for each Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Muzinich will not be liable for any error or judgment or for any loss suffered by the Funds in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Brandywine Global serves as the investment subadviser to the International Opportunities Bond Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Brandywine Global is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Brandywine Global a subadvisory fee with respect to the Fund, as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Brandywine Global will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

B.	Code of Ethics.

In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, FIC have adopted a Code of Ethics to protect the Funds and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).

Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Funds or Other Advisory Clients.  The guiding principles for all Access Persons are to place the interests of the Funds and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Funds or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.

Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Funds, are subject to a number of restrictions on their personal trading activities.  Among other things, Access Persons (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities and reportable securities, as defined in the Code of Ethics; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered and reportable securities via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Funds.

Wellington Management, which serves as subadviser to First Investors Global Fund, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Among other things, Wellington Management’s Code of Ethics requires its access persons to file reports concerning their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Wellington Management serves as adviser or subadviser; it requires access persons to pre-clear “covered transactions” prior to execution; and, it imposes “black out restrictions” on buying or selling securities that are being bought or sold by Wellington Management clients.

Paradigm Capital Management, which serves as subadviser to certain First Investors Funds, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Among other things, Paradigm Capital Management’s Code of Ethics requires access persons to receive approval of a compliance officer prior to executing non-exempt personal securities transactions in “Named Securities”, which are securities currently recommended by Paradigm Capital Management for purchase or sale or are under consideration for purchase or sale; and it requires its access persons to report their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Paradigm Capital Management serves as subadviser.

Vontobel, which serves as a subadviser to certain First Investor Funds, also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to Vontobel’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Vontobel serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to pre-clearance procedures, reporting requirements and holding period rules.  Vontobel’s Code of Ethics also restricts personal securities transactions in private placements, initial public offerings and securities in which the Funds, for which Vontobel serves as subadviser, have a pending order.

Smith, which serves as a subadviser to certain First Investors Funds, also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to Smith’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Smith serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to reporting requirements and holding period rules.  Smith’s Code of Ethics also restricts personal securities transactions in certain situations.

Muzinich, which serves as a subadviser to certain First Investors Funds, also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to Muzinich’s Code of Ethics, among other things, must recognize and act in accordance with the concept that the interests of clients are paramount and take precedence over all others.  All employees sign onto Muzinich’s Code of Ethics in which they agree to submit brokerage statements for all of their securities and related holdings across all asset classes to the firm’s CCO.  All personal trades in corporate credit securities or loans, or in new issues, limited offerings, 40-Act funds managed or sub-advised by Muzinich, and shares of companies that do not appear in certain well-recognized indices, require the prior approval of the firm’s CCO.  Firm personnel may not trade in securities of any type issued by companies placed on the Firm’s “Restricted List” as they are companies in which the firm may have received material non-public information.

Brandywine Global, which serves as subadviser to the International Opportunities Bond Fund, has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interest of the clients.  All personal securities transaction by employees must adhere to the requirements of the Code of Ethics.

C.	Proxy Voting Policies and Procedures.

The Funds have adopted policies and procedures for determining how proxies relating to portfolio securities held by the Funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the Funds, their shareholders, and their advisers, subadvisers, and other affiliated persons.  For Funds that are managed by FIMCO, the Board has approved use of FIMCO’s proxy voting policies and procedures.  For each Fund that is managed by a subadviser, the Board has approved that subadviser’s proxy voting policies and procedures.  The proxy voting policies and procedures used by FIMCO and the subadvisers are summarized below.  All proxies are required to be voted in accordance with the best interests of the Funds.  However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue.  Moreover, the Funds may not vote all proxies for a variety of reasons described below.

1.	FIMCO.

FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the FIMCO-managed Funds to Broadridge Investor Communications Solutions, Inc. (“Broadridge”).  FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO.

FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds automatically in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”).  However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue.  In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper Guidelines and conducts a case-by-case analysis to determine what is in the best interests of shareholders.  Glass Lewis does not provide consulting services to the companies it covers, which mitigates the risk of conflicts of interest and ensures the independence of its analysis.  Glass Lewis’ Proxy Paper Guidelines are attached as Appendix B.

If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.

2.	Wellington Management.

The Board of Trustees, on behalf of the Global Fund, for which Wellington Management serves as subadviser, has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management.  Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policy and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each portfolio manager of the Global Fund has the authority to determine the final vote for securities held in the Global Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.  Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Global Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.  A copy of Wellington Management’s Global Proxy Policies and Procedures are attached as Appendix C.

3.	Paradigm Capital Management.

With respect to the Funds that are managed by Paradigm Capital Management in its capacity as subadviser, the Board of Trustees has approved the use of Paradigm Capital Management’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  Paradigm Capital Management votes proxies consistent with the best interests of the client, including long-term and short-term economic interests. Paradigm Capital Management’s Chief Compliance Officer is responsible for the review and oversight of the firm’s proxy voting policies and procedures.  The portfolio managers are responsible for the day-to-day administration of the proxy voting process.  Paradigm Capital Management has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies.  The portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.  Paradigm Capital Management maintains procedures designed to identify and address material conflicts of interest in voting proxies.  The Chief Compliance Officer sets standards for identifying material conflicts.  Proxy votes for which Paradigm Capital Management identifies a material conflict are reviewed by the Chief Compliance Officer and the portfolio manager to resolve the conflict and direct the vote.  If a resolution cannot be made by the Chief Compliance Officer and the portfolio manager, a third party may be asked to resolve the situation.  A copy of Paradigm Capital Management’s Proxy Voting Policies are attached as Appendix D.

4.	Vontobel.

With respect to the Funds that are managed by Vontobel in its capacity as subadviser, the Board of Trustees has approved the use of Vontobel’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  Vontobel votes proxies consistent with the best interests of the client.  Vontobel has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies.  In most cases, Vontobel votes in strict accordance with the recommendations of the unaffiliated third-party corporate governance research service, but reserves the right to change that vote when a majority of the portfolio managers disagree with a recommendation or the firm is otherwise advised by the client in writing.  Vontobel maintains procedures designed to identify and address material conflicts of interest in voting proxies.  Whenever the Proxy Voting Group at Vontobel detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Proxy Voting Group will review the conflict.  If a potential conflict has been identified, then Vontobel will provide the client with sufficient information regarding the potential conflict and obtain the client’s consent prior to voting, or vote securities in accordance with its proxy voting policies discussed above.  A copy of Vontobel’s Proxy Voting Policies are attached as Appendix E.

5.	Smith Group.

With respect to the Funds that are managed by Smith in its capacity as subadviser, the Board of Trustees has approved the use of Smith’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  Smith believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process.  Smith has written policies and procedures designed to ensure that these ideals are effectively maintained in accordance with the client’s best interests.  Smith has established an advisory committee consisting of senior members of the management team as well as senior portfolio managers and Smith’s Chief Compliance Officer, which has the responsibility to construct Smith’s overall voting guidelines as well as the procedures to ensure compliance.  A member of the committee has been designated the proxy voting manager, whose duty it is to administer Smith’s proxy voting procedures on an ongoing basis.   Smith’s designated voting delegate receives proxy materials from the custodial bank or trustee for each client with which Smith has stated proxy voting authority.  Smith has contracted with a third-party service provider to assist with administrative functions, including collecting and sorting proxy materials.  Smith has stated guidelines regarding specific proxy items.  Those items that do not fall under the stated guidelines set forth by Smith are reviewed on a case-by-case basis by the proxy voting manager and voted in the client’s best interest as determined by the committee.  Situations may arise where the interests of Smith conflict with those of the client.  These situations could include where: (i) Smith provides advisory services to a public firm whose shares are included in its client’s portfolio; or (ii) Smith, an affiliate or an employee has a personal relationship with a public firm whose shares are included in a client’s portfolio.  If these situations arise and management of the issuer is soliciting proxy votes, the following guidelines will be applied: (a) if the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines; (b) if the proxy item does not fall under the specific guidelines or has been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third-party corporate governance consultant.  A copy of Smith Group’s Proxy Voting Policies are attached as Appendix F.

6.	Muzinich.

With respect to the Funds that are managed by Muzinich in its capacity as subadviser, the Board of Trustees has approved the use of Muzinich’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  In voting proxies, Muzinich will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  Muzinich will generally support the management nominees of the issuer, because the company knows the individuals best to lead it.  In addition, proxies will generally be voted along management's guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.  Support will be given for proposals, for example, that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.  Votes may be withheld if Muzinich determines that the vote puts the shareholder’s rights at risk.  A copy of Muzinich’s Proxy Voting Policies are attached as Exhibit G.

7.	Brandywine Global.

The Board of Trustees has granted to Brandywine Global the authority to vote proxies on behalf of the International Opportunities Bond Fund.  Brandywine Global had adopted policies and procedures that include specific provisions to determine when a conflict exists between the Fund and its adviser and adviser’s affiliates.  A copy of Brandywine Global’s Proxy Voting Policies are attached as Exhibit H.

8.	Situations Where Proxies May Not be Voted.

FIMCO, Wellington Management, Paradigm Capital Management, Vontobel, Smith, Muzinich and Brandywine Global may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

9.	Proxy Voting Record of the Funds.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.

RESPONSIBILITIES OF THE BOARD OF THE FUNDS

Leadership Structure and Oversight Responsibilities.  There is one common Board of the Funds within the First Investors Family of Funds.  The Board is responsible for oversight of the Funds.  The Trust has engaged FIMCO to manage each Fund on a day-to-day basis.  The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds.  The Board currently is composed of six Trustees, all of whom are Independent Trustees.  The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings.  In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings.  The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters.  The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees).  Currently, all of the Independent Trustees serve on these committees.  The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee.  The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds.  Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur.  Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models.  Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers.  As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions.  The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers.  The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved.  Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing Trustee compensation.  During the last fiscal year, the Governance Committee met five times to discuss nominating, compensation and other matters.

When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o First Investors Management Company, Inc., 55 Broadway, New York, New York 10006.

The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met three times during the last fiscal year.

The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.  Additional information about the Trustees is included in Part I of this SAI.

Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She is currently the Chief Financial Officer and Executive Vice President at HSBC Insurance North America and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.

Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.

Charles R. Barton, III.  Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006.  He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007.  In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider.  Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.

Stefan L. Geiringer.  Mr. Geiringer has served as a Trustee of all of the Funds in the fund complex since 2006.  In addition, he has over 50 years of executive and business experience as the founder and executive officer of various energy distribution and energy consulting companies. He has served on the boards of both private and public companies and served in active duty in the armed forces.

Arthur M. Scutro, Jr.  Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013.  In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries.  Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.

Mark R. Ward.  Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010.  He has over 32 years of experience in the accounting industry.  Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice.  Currently, Mr. Ward serves as a consultant with respect to accounting matters.

UNDERWRITER AND DEALERS

Each Fund, except First Investors Life Series Funds, has entered into an underwriting agreement (“Underwriting Agreement”) with First Investors Corporation (“Underwriter” or “FIC”), located at 55 Broadway, New York, New York 10006 that requires the Underwriter to use its best efforts to sell shares of the Funds.  The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval.  The Underwriting Agreement will terminate automatically in the event of its assignment.

The following table lists the current sales charge with respect to Class A shares of each Fund, except Cash Management Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:

Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $100,000	5.75%	6.10%	4.72%
$100,000 but under $250,000	4.50	4.71	3.69
$250,000 but under $500,000	3.50	3.63	2.87
$500,000 but under $1,000,000	2.50	2.56	2.05
$1,000,000 or more	0	0	*

* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter or Statement of Intent of $1 million and purchases by group retirement plans pursuant to sales charge waiver privileges.  The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90% of the amount invested to dealers on such purchases.  If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances.  The CDSC will generally be applied in the same manner as the CDSC on Class B shares.

Furthermore, there is no sales charge on purchases of Advisor Class and Institutional Class shares, or on Class A shares purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.

** In the case of retail sales by FIC, FIC retains the entire sales charge as its dealer concession.

POTENTIAL CONFLICTS OF INTERESTS IN DISTRIBUTION ARRANGEMENTS

The principal underwriter for the Funds, FIC and FIMCO, the Funds’ Adviser, are subsidiaries of the same holding company.  Their income and profits are shared at the holding company level.

FIC offers both First Investors Funds and outside (i.e., non-proprietary) funds.  FIC focuses the training that it provides to its representatives and sales managers on the First Investors Family of mutual funds and insurance products.  The training of representatives and sales managers centers primarily on developing suitable investment portfolios for customers based on the proprietary products that FIC offers.  FIC believes that its own Family of Funds and insurance products is sufficiently diverse to meet the needs of most of its clients.  FIC also knows more about its own products and has better supervisory control over them.  Although FIC allows its representatives to sell a variety of non-proprietary funds, it does so solely as an accommodation to clients who wish to invest in funds other than First Investors Funds.  In most of FIC’s offices, non-proprietary funds represent a small percentage of fund business.  Indeed, many FIC representatives do very little business in non-proprietary funds.

FIC generally pays its sales representatives and managers more for selling First Investors Funds than for selling non-proprietary funds. FIC believes that this is fair and appropriate because, unlike many other firms, it does not accept revenue sharing or other forms of financial support from the sponsors of outside fund groups. Its sole compensation for selling outside funds is its portion of the sales charge and Rule 12b-1 fees (if any) that are disclosed in the applicable prospectus. Thus, outside funds do not share in FIC’s costs of recruiting, training, or supervising its representatives. The compensation that a First Investors representative or sales manager earns on the sale of a particular product depends, of course, upon a variety of factors, including the type of product, the sales charge rate, whether a breakpoint or discount is available, the class of shares being sold, and the concession that is received by the dealer. However, all else being equal, as noted above, First Investors representatives and sales managers receive more compensation for selling First Investors Funds than for selling similar outside funds.

The principal underwriter of the First Investors Funds does not permit its sales representatives to recommend Class B shares to their clients.  Class B shares may only be sold by FIC representatives on an unsolicited basis. This policy applies to sales by FIC representatives of Class B shares of all fund companies that offer such shares, including First Investors Funds.  The principal underwriter’s policy is designed to address regulatory concerns that certain investors who purchase Class B shares may not be aware that they are, directly or indirectly through a Rule 12b-1 distribution fee, paying a sales charge and that sales representatives may have potential conflicts of interest if they have a choice of whether to recommend Class A or Class B shares.

It should be noted that the principal underwriter of the First Investors Funds has a financial incentive to sell Class A shares rather than Class B shares.  The principal underwriter pays a sales commission to its representatives at the point of sale whether they sell Class A or Class B shares.  However, when its representatives sell Class A shares, their sales commission is generally derived from the sales charge paid by the customer.  By contrast, when they sell Class B shares, the principal underwriter must pay their sales commission out of its own resources.  The principal underwriter hopes to recover the amount paid to the representatives out of ongoing Class B share Rule 12b-1 fees or contingent deferred sales charges on Class B redemptions.  Thus, when its representatives sell Class B shares, the principal underwriter bears additional costs and the risk that it may not be able to recover the up-front sales commissions it pays (e.g., if Rule 12b-1 fees decline because a fund’s assets decline or if redemptions occur under a conditional deferred sales charge waiver privilege).  Finally, it should be noted that the principal underwriter’s representatives generally receive a higher commission for selling Class A shares rather than Class B shares when customers are investing amounts that are less than the first breakpoint on Class A shares.

DISTRIBUTION PLANS

Each Fund, except the First Investors Life Series Funds, has adopted one or more Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940.  Each Fund, except for the Cash Management Fund, has adopted Distribution Plans for their Class A and Class B shares (“Class A Plan” and “Class B Plan” or “Plans”).  The International Opportunities Bond Fund has adopted only one plan, which is for its Class A shares and the Cash Management Fund has adopted only one plan, which is for its Class B shares.  Under the Class

A Plan, each Fund compensates the Underwriter for certain expenses incurred in the distribution of that Fund’s shares and the servicing or maintenance of existing Fund shareholder accounts at an annualized rate of up to 0.30% of each Fund’s average daily net assets attributable to its Class A shares.  Under the Class B Plan, each Fund compensates the Underwriter at an annualized rate of 1.00% of each Fund’s average daily net assets attributable to its Class B shares.  Distribution fees under the Plans may be used to make payments to registered representatives and dealers for sales of Class A and Class B shares, the costs of printing and dissemination of sales material or literature, prospectuses used as sales material and reports or proxy material prepared for the Funds’ shareholders to the extent that such material is used in connection with the sales of Class A and Class B shares, and general overhead of FIC, the Funds’ underwriter.  Service fees are fees paid for services related to the maintenance and servicing of existing shareholder accounts, including shareholder liaison services, whether provided by individual representatives, dealers, FIC or others.

Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund’s Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund.  In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Trustees of the applicable Fund.  Each Fund’s Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made.

Each Plan can be terminated at any time by a vote of a majority of the applicable Fund’s Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund.  Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class.  Such changes also require approval by a majority of the applicable Fund’s Independent Trustees.

In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders.  The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

In reporting amounts expended under the Plans to the Trustees, in the event that the expenses are not related solely to one class, the expenses are allocated as follows: the expenses that are allocated to service are allocated based solely on average net assets and the expenses that are allocated to distribution are allocated pursuant to a methodology that takes into account the costs with respect to each class.

ADDITIONAL INFORMATION CONCERNING PURCHASES,
REDEMPTIONS, PRICING, AND SHAREHOLDER SERVICES

The following is supplemental information concerning purchases, redemptions, pricing and shareholder services for Funds covered by this SAI.  This information generally does not repeat information already discussed in the applicable Fund prospectus and does not apply to First Investors Life Series Funds.  Information related to retirement accounts and/or other tax-deferred accounts generally does not apply to First Investors Tax Exempt Funds.  We reserve the right to change our policies for opening accounts, processing transactions, and providing other shareholder services without prior notice.  The distributor and transfer agent reserve the right to reject an account application, investment check, or other purchase request for any reason and are not obligated to provide notice to you beforehand.

Additional Information on How To Open An Account.

General Customer Identification Requirements

The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account, unless such customer is otherwise exempt from verification.  To comply with these requirements, generally we must obtain certain information about a new customer before we can open a new account for the customer, including the customer’s name, residential street address, date of birth (in the case of a natural person), social security or other taxpayer identification number (“TIN”), and citizenship status.  It is our general policy not to open accounts for non-resident aliens.  Additional information may be required to open an account for an entity and in certain other circumstances.

The starting point in the process is the completing of an account application.  If you are opening an account through FIC, you must first complete and sign a Master Account Agreement (“MAA”) unless your account is part of a qualified group retirement plan.  Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you are opening a Fund account through a broker-dealer other than FIC, you will generally be required to complete an application for non-affiliated broker-dealers unless your account is established through Fund/SERV or Networking.  If your account is being established through Fund/SERV or Networking, you may need to complete an application for non-affiliated broker-dealers and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker-dealers that process transactions through Fund/SERV or Networking are responsible for obtaining your permission to process transactions and for ensuring that the transactions are processed properly.

Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of Fund shares.  Such a fee is in addition to the fees and charges imposed by the Funds.  The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer.  Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the Fund’s prospectus and this Statement of Additional Information.  Your broker-dealer will be able to provide you with specific information about any processing or service fees you will be charged.

As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card.  In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information such as the name, address, date of birth, citizenship status, and social security number of the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity or in the case of an entity, the identity of the authorized person(s) using a consumer reporting agency or documentary evidence.  If we are unable to verify your identity to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account.  We reserve the right to liquidate your account at the current net asset value within a maximum of ninety (90) days of its opening if we have not been able to verify your identity.  For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee.  We will attempt to verify each trustee before investing assets in the name of a Trust.  In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned.  In the instance of a 403(b) or 457(b) account, verification must be completed to our satisfaction before your account will be established or investment honored.  Our transfer agent, Administrative Data

Management Corp. (“ADM”) is responsible for verifying each new customer’s identity on our behalf.  If ADM has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination.  In these instances, we may decline to establish an account for you, restrict transactions in your account before 60 days have elapsed from the date your account was opened and may also redeem your account before 90 days have elapsed from the date your account was opened.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the Funds who held accounts as of October 1, 2003, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates.  If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

Specific Account Requirements

Listed below are the account opening requirements for our most common types of accounts.  After you select the class of shares you want to invest in, the type of account you want to open and the Fund(s) you want to purchase, you need to deliver your completed customer application to the Fund’s transfer agent or your Representative, along with supporting documentation and your check.  Upon receipt of your properly completed paperwork, a “Customer Account” will be opened for you.  The term “Customer Account” refers to all Fund accounts owned by the same customer.  An individual and a joint account represent two different customers.  Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two “Customer Accounts.”

It is the policy of the Funds to accept certain instructions from any one owner or legal representative of an account that has multiple owners (such as a joint account) or multiple legal representatives (such as a trust with multiple trustees).  The Funds bear no responsibility for accepting such instructions.

A.  Non-Retirement Accounts.

We offer a variety of “non-retirement” accounts, which is the term used to describe all accounts other than retirement accounts.

Individual Accounts.  Individual accounts may be opened by any adult individual who resides in the U.S.  You must certify that you are a legal resident of the U.S. on the MAA or an application for non-affiliated broker-dealers and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), mailing address (if different from the residential address), TIN, date of birth, citizenship status, and other such information as may be required by law.  If you are not a U.S. citizen, you must also disclose your country of origin and generally provide a photocopy of an unexpired green card.

Joint Accounts.  Joint accounts may be opened by two or more adult individuals who reside in the U.S.  Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant’s personal information must be verified as required by the USA PATRIOT Act.  Joint ownership may take several forms, e.g., joint tenants with rights of survivorship, tenants in common, etc.

It is your obligation to specify the type of joint account that you want to establish and to verify that it is valid in your state.  The laws governing joint or community property vary by state of residence.  You may want to consult a lawyer about your registration choice.  For joint tenants with rights of survivorship and tenants by the entirety, on the death of an account owner the entire interest in the account generally goes to the surviving account owner(s).  For tenants in common, a deceased account owner’s interest generally goes to the account owner’s estate.  Tenants in common are responsible for maintaining records of the percentages of their ownership in the account.  Irrespective of the type of joint account that you select, each joint tenant is responsible for notifying us immediately of the death of any other joint tenant.  You agree that we are not liable for any transactions, payments, or distributions that we process prior to our receipt of such notice (as long as any one joint tenant has authorized the transaction).  When we are notified of the death of a tenant in common, we may require that any subsequent transaction in the account be approved by his or her legal representative as well as the surviving tenant in common.

Transfer on Death (TOD) Accounts.  TOD accounts are available on all Fund accounts in all states (unless held in an omnibus account).  TOD accounts allow individual and joint tenants with rights of survivorship to name one or more beneficiaries.  The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners.  To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form or Non-Retirement Account TOD Beneficiary Designation.  See “Transfer on Death Guidelines” further in this SAI.

Coverdell Education Savings Accounts (ESAs).  ESAs may be opened for a beneficiary by his (her) parent or legal guardian (“Responsible Individual”) who resides in the U.S.  These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child).  To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an Application.  If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor.  The Responsible Individual is considered the customer and must furnish the same information, as he or she would provide for an individual account.  Certain information must also be provided for the Depositor as well as the Designated Beneficiary.

There is an annual custodial fee of $15 for each ESA, irrespective of the number of Funds that are held in the account.  Beginning April 1, 2013, the responsibility of paying this fee will be transferred to the account holder and commencing March 2013, the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and also discussed below under the heading “B. Retirement Accounts”. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.

Gifts and Transfers to Minors Accounts.  These accounts may be opened for minors established under the applicable state’s Uniform Gifts/Transfers to Minors Act.  They are registered under the minor’s social security number.  We require the name, residential address, mailing address (if different from the residential address), date of birth, citizenship and TIN of both the minor and the custodian on the MAA or an application for non-affiliated broker-dealers.  For accounts opened under a Uniform Gifts to Minors Act (UGMA) or a Uniform Transfer to Minors Act (UTMA), you agree that all assets belong to the minor and that you will only use them for the minor’s benefit – even after the assets have been removed from the account.  We have no obligation to monitor your instructions concerning the account or how you use the assets held in the account.  In addition, you consent to re-registering the account in the name of the minor once the minor reaches the age at which custodianship ends, and consent to allow the minor to redeem any and all assets from the account once the minor reaches the age at which custodianship ends.

Conservatorship/Guardianship Accounts.  These accounts may only be opened by legal representatives.  To establish a conservatorship or guardianship account, you must complete an MAA or an application for non-affiliated broker-dealers and provide the name, residential address, mailing address (if different from the residential address), date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian).  In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian.  A First Investors Agent’s Certification Form may also be required, and the identity of the conservator/guardian will be verified.

Estate Accounts.  Estate accounts may be opened by completing an MAA or an application for non-affiliated broker-dealers and providing the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate.  You must also provide an original or certified copy of the death certificate and a certified copy of Letters Testamentary/Administration.  A First Investors Agent’s Certification Form may also be required, and the identity of the estate representative will be verified.

Corporate Accounts.  Corporate Accounts may be opened for corporations that are organized in the U.S.  The entity’s name, U.S. business address, mailing address (if different from the residential address), and TIN must be provided on the MAA or an application for non-affiliated broker-dealers.  We will generally require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead in addition to the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and social security number of the authorized person(s) for the entity.  The accounts of publicly traded corporations are exempt from some of these requirements.  We recommend that you furnish documentary proof of the entity’s existence when you apply to open the account.  A First Investors Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.

Partnership Accounts.  Partnership Accounts may be opened for partnerships that are organized in the U.S.  You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or an application for non-affiliated broker-dealers along with the pages of the partnership agreement which show the names of all general partners and authorized persons who have authority to act for and on behalf of the partnership.  The names, residential addresses, mailing address (if different from the residential address), citizenship statuses, dates of birth and social security numbers of all general partners and authorized persons are also required.  The accounts of publicly traded partnerships are exempt from some of these requirements.  A completed COA to identify the persons who have authority to effect transactions in the account may also be required.

Trust Accounts.  Trust Accounts may be opened for trusts that are formed in the U.S.  You must provide the name of the trust, its address, and TIN as well as the name, residential street address, mailing address (if different from the residential address), date of birth, social security number and citizenship status for each trustee on a completed MAA or an application for non-affiliated broker-dealers, along with a copy of the pages of the trust document which show the name and date of the trust and the appointment of all trustees and their signatures.  A COA to identify the persons who have authority over the account may also be required.

B.  Retirement Accounts.

To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts but also complete a product application.  We may require that a customer’s identity be verified to our satisfaction before we open certain types of retirement accounts.  Certain retirement products also require the employer to complete a form.

We offer the following types of retirement plans and accounts for individuals and employers:

●	Individual Retirement Accounts (“IRAs”) including Roth and Traditional IRAs.
●	IRA for Minors with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.
●	SIMPLE IRAs (Savings Incentive Match Plans for Employees of Small Employers) for employers.
●	SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment.
●	SARSEP-IRAs (Salary Reduction Simplified Employee Plans) can only be established through trustee-to-trustee transfers.
●	403(b)(7)s for governmental entities, and eligible tax-exempt organizations.
●	457(b) for governmental plans.
●	Money Purchase Pension & Profit Sharing (MPP/PSP) plans for sole proprietors and partnerships.

There is an annual custodial fee of $15 for each Traditional and Roth IRA, Traditional and Roth IRA for minors, SIMPLE IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, and 457(b) account and an annual custodial fee of $30 for each 403(b) custodial account that you maintain, irrespective of the number of Funds that are held in an account.  Beginning April 1, 2013, the responsibility of paying this fee will be transferred to the account holder and commencing March 2013, the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement.  The custodian reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.  Under certain circumstances, the transfer agent may accept faxes, and other automated transaction data from retirement plans.

The fee will be deducted subject to the following conditions:

To the extent that an account holder maintains a Cash Management Fund, the fee will first be deducted from those assets.  If the assets in the Cash Management Fund are less than the fee, the balance of the fee will be deducted equally from the remaining Funds. For 403(b)s, the fee will be deducted first from the Cash Management Fund within the employer contribution portion of the account, if any.  If the assets in the Cash Management Fund within the employer contribution portion of the account are less than the fee, the balance of the fee will be deducted equally from the remaining Funds within the employer contribution portion of the account.  To the extent there are insufficient assets in the employer contribution portion of the account to cover the fee, the fee will be deducted from Funds held in the employee contribution portion of the account in the same order as above.  To the extent there are insufficient assets in the employer contribution account and employee contribution portion of the account, the fee will be deducted from Funds held in the rollover account in the same order as above.

Notwithstanding the foregoing, the fee may be waived or reduced for any reason which, in the opinion of the custodian, is acceptable or desirable, including the following:

●
If the value of all accounts in the account holder’s customer account is equal to or exceeds $100,000 as of the last business day of the first quarter, the fee is waived for the following 12-month period.

●
If the value of all accounts in the account holder’s customer account is equal to or exceeds $50,000 and is less than $100,000 as of the last business day of the first quarter, the fee is reduced by 50% for the following 12-month period.

●
If a participant establishes a 403(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets (contributions, contract exchanges, transfers, rollovers, etc.) are first accepted by First Investors for investment into that custodial account. Similarly, if a participant establishes a 457(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets are first accepted by First Investors for investment into that custodial account. After the 12-month period has expired, if the participant does not otherwise qualify for a fee waiver, the fee will be deducted from the 403(b) custodial account, or, if applicable, the 457(b) custodial account on the last business day of the first quarter for the following 12-month period.  For example, if a participant establishes a 403(b) custodial account on May 15, 2013, the participant will not be subject to the fee until the last business day of the first quarter of 2015.

●	If the custodial account is maintained by an Associate, as defined in the Funds’ prospectus, the fee is waived.

For purposes of determining the value of accounts held by the account holder, customer account means all First Investors Funds within the same 10-digit customer number assigned to the account holder that includes the applicable custodial account(s). Under no circumstances will all or a portion of the fee be returned to the account holder if the account holder subsequently meets the requirements for a reduced or waived fee or if the account holder subsequently terminates the custodial account.

Special Information for participants in 403(b)(7) Accounts or 457(b) Accounts

By establishing and maintaining a 403(b)(7) account or 457(b) account through First Investors, you authorize us to share certain information regarding your 403(b)(7) account or 457(b) account with your current or former 403(b)(7) or 457(b) employer, as well as its Third Party Administrator (“TPA”) and any vendor or agent authorized by the employer.  If permitted by a plan or an agreement with a TPA, you also authorize us to pay plan expenses from your account.

As of January 1, 2009, new First Investors 403(b) accounts are only available through First Investors Corporation (“FIC”) as dealer of record.  If an existing participant has a 403(b) account that is not currently serviced by FIC, the participant may maintain the current broker-dealer on the account.  Dealer changes to FIC and changes from a dealer other than FIC to a dealer that has an executed selling agreement with the Funds will be accepted.  If a request is received to remove FIC as the dealer or to change the dealer to a dealer that does not have a selling agreement with the Funds, the account will be deemed to be a direct Fund shareholder and additional investments will not be accepted.  FIC no longer pays 12b-1 service fees to other broker-dealers on First Investors 403(b) custodial accounts.  First Investors 457(b) accounts are offered exclusively through FIC as dealer of record.  Dealer changes on First Investors 457(b) accounts will not be accepted.

Additional Information on How to Place and Pay For an Order.

Placing Your Purchase Order

Investors may purchase shares of a Fund through financial intermediaries.  These orders may be placed through a Representative, or by sending us a check directly with a payment stub or written instructions.  When purchasing shares directly through a Fund, remember to include your Fund account number on your check made payable to FIC or the Fund.  Additional purchases into existing Fund accounts may be subject to limits that may be imposed by the type of account, share class that you own and be made in any dollar amount.  There is a $1,000 minimum on purchases made through your representative over the phone.  There is also generally a minimum amount of $100 for purchases your broker-dealer may place through Fund/SERV.

For Overnight Mail, send checks to:	For Regular Mail, send checks to:

First Investors Corporation	First Investors Corporation
Attn: Dept. CP	Attn: Dept. CP
Raritan Plaza I, 8th Floor	P.O. Box 7837
Edison, NJ 08837-3620	Edison, NJ 08818-7837

Purchases are processed when they are received in “good order” by our Edison, NJ office.  To be in good order, the class of shares you are requesting to purchase must be available to you, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed (in the instance of 403(b), 457(b) and trust accounts, verifications must be completed to our satisfaction), and payment must be received.  If your order is received by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive that day’s public offering price.  This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.

Certain types of purchases can only be placed by written application and certain retirement contributions may only be made through an employer.  For example, purchases in connection with the opening of retirement accounts may only be made by written application.  Furthermore, rollovers of retirement accounts will be processed only when we have received your written application, rollover proceeds and any additional documentation we may require.  Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV.  If you place your order with your representative, your transaction will be processed at that day’s public offering price provided that your order is received in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders submitted via the Fund/SERV system.  Orders received after these deadlines will be processed at the next Business Day’s offering price.

If you are buying a Fund through a broker-dealer other than FIC, other requirements may apply.  Consult your broker-dealer about its requirements.

Orders placed through a First Investors registered representative must generally be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.

If there is a registered representative or other broker-dealer representative of record on your account, he or she will be able to obtain your account information, conduct certain transactions and updates for your account, and receive copies of notifications and statements and other information about your account directly from the Fund.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately.  A broker-dealer may charge a processing fee to place your order.  A Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion.  Any such disputes must be settled between you and your broker-dealer.

Each Fund reserves the right to refuse any purchase order, without prior notice.  We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful.  The Funds are not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.

Paying For Your Order

Payment must be provided with the appropriate application to open a new account.  Payment for other types of transactions is due within three (3) Business Days of placing an order or the trade may be cancelled.  (In such event, you will be liable for any loss resulting from the cancellation.)  To avoid cancellation of your order, you may open a money market fund account and use it to pay for subsequent purchases.  Generally, an investment into a Fund account will be made from a bank account controlled by the same person.  When this is not the case, we reserve the right to require additional information about the relationship of the payer to the account owner, the purpose of the account, source of funds, and such other information to conclude that the account is being used for a lawful purpose before the investment will be made.  In addition, we may require identifying information about the payer on the check.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

●	Money Line investments are processed on the date you select on your application (or the Business Day following a weekend or other day that either we or the banking system is closed); and
●	Automatic Payroll Investments are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

●	Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FIC or the Fund;
●	Money Line and Automatic Payroll Investment electronic funds transfers;
●	Federal Funds wire transfers;
●	ACH transfers; and
●	Proceeds from a redemption of your money market fund account (for orders placed by your representative or broker-dealer).

We do not accept:

●	Third Party Checks;
●	Traveler’s Checks;
●	Checks drawn on foreign banks;
●	Cash;
●	Post Dated Personal Checks;
●
Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active Fund accounts which have been in existence for at least three (3) months; or

●
Money Orders (bank money orders are an acceptable form of payment when they are received from another financial institution for rollovers that ADM either initiates or has received notice about and has investment instructions).

By Check

You can send us a check for purchases under $500,000.  If you are opening a new Fund account, your check must meet the Fund minimum.  When making purchases to an existing account, include your Fund account number on your check.  Generally, investments of $500,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement.  We also reserve the right to waive this requirement for checks received directly from another financial institution.

By Money Line

With our Money Line program, you can invest in a Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account.  You can invest up to $25,000 a month per fund account through Money Line.

You select the investment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually).

The Money Line investment date you select is the date on which shares will be purchased.  If the investment date falls on a weekend or other day that either we or the banking system is closed, shares will be purchased on the next Business Day.  The proceeds must be available in your bank account two (2) Business Days prior to the investment date.

How To Apply for Money Line:

1.           Complete the Electronic Funds Transfer (“EFT”) section of an application and provide complete bank account information.  Attach a pre-printed voided check, pre-printed deposit slip or account statement.  In the case of individual accounts, the signature of the bank account owner(s) is (are) not required as long as the customer who signs the application owns (individually or jointly) the bank account.  For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization.  In cases where that bank account owner is a third party, all bank account and mutual fund owners’ signatures will be required and all signatures must be guaranteed.  To establish Money Line for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed.  Generally, Money Line will only be established for an entity when both the mutual fund and the bank accounts have identical owners except for a sole proprietorship or revocable trust account where the grantor and the trustee are the same person.  (Please allow at least ten (10) Business Days for initial processing.)

2.           Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3.           Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.

4.           Certain customers with existing bank information on file with the Funds’ transfer agent may contact the transfer agent to authenticate Money Line instructions.

How To Change Money Line:

To change investment amounts, reallocate or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date.

You may write or telephone us to:

●	Discontinue your Money Line service;
●	Decrease the payment to the minimum amount of $50 per month; and
●	Change the date or frequency of the Money Line payment without increasing the total dollar amount.

Provided that you have telephone privileges, you may telephone us to:

●	Reallocate Money Line to a new or existing account with the same registration; and
●
Increase your total Money Line payment by a maximum of $36,000 per customer per 12 month period using any frequency provided the bank account and Fund account registrations are identical or by a maximum of $5,000 per customer per 12 month period if the bank account is owned or controlled by any one of the Fund account owners.  Money Line may not be increased by telephone if the bank account is not owned or controlled by one of the Fund account owners.  A signature guaranteed request signed by the Fund account owners and bank account owner(s) is required.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp (“ADM”).  To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement.  Allow at least ten (10) Business Days for the change to become effective.

Money Line service will be cancelled upon notification that all fund account owners are deceased or if your account is coded “Do Not Mail”, as explained in this Statement of Additional Information under the heading “Missing or Incorrect TINs and Returned Mail”.  We reserve the right to liquidate your account upon sixty (60) days notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.

By Automatic Payroll Investment

With our Automatic Payroll Investment (“API”) service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year.  To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account.  Contact your company payroll department to authorize the payroll deductions.  If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:

1.	Complete an API Application.
2.	Complete an API Authorization Form.
3.	Complete the government’s Direct Deposit Sign-up Form if you are receiving a government payment.
4.	Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.

If you have telephone privileges on your account, you can call the Fund directly to change the investment allocations in your API.

By Federal Funds Wire Transfer

You may purchase shares via a Federal Funds wire transfer from your bank account into your existing Fund account.  Generally, investments of $500,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement.  We also reserve the right to waive this requirement for checks received directly from another financial institution.  Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.

To wire funds to an existing Fund account, you must call 1 (800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited.  To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

●	12:00 p.m. Eastern Time for our money market fund; and
●	The close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for all the other Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information.

By Systematic Investments From Your Money Market Fund

You can invest systematically from your money market fund into shares of another Fund account by completing a Cash Management Fund Payment Form.  Your money market fund shares will generally be redeemed on the same day as the purchase of the other Fund account.  When you are investing into a new Fund account, you must invest at least $600 a year.  The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis.  Systematic Investments are suspended upon notification that all account owners are deceased.  Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.

By Systematic Withdrawal Plan Payment Investments

You can invest Systematic Withdrawal Plan payments from one Fund account into shares of another Fund account in the same class of shares for the same Customer Account.  In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Cash Management Fund).

●	You must invest at least $600 a year when investing into a new Fund account; and
●	You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased.  Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.

By Investments Through Certain Retirement Plans

With our Electronic Payroll Investing Center (“EPIC”), certain retirement plans can automatically purchase shares.  To participate, the employer or Third Party Administer (“TPA”) must subscribe to the EPIC service permitting the electronic transfer of money from the employer’s or TPA’s bank to fund the contribution.  By subscribing to EPIC, your employer or its TPA authorizes certain individuals to access and/or use EPIC on its behalf.  Shares purchased through EPIC are purchased on the day the electronic transfer is received by the Fund.  In addition, certain retirement plans, employers and third party administrators receive information regarding your accounts through EPIC.  Contact your company payroll department to authorize the payroll deductions.

Additional Information on How To Sell Shares.

You can sell your shares on any Business Day.  In the mutual fund industry, a sale is referred to as a “redemption.”  The various ways you can redeem your shares are discussed below.  If your shares are held in an omnibus account with a broker-dealer or through a retirement plan platform, these procedures are not applicable.

You can only redeem such shares through your broker-dealer or retirement plan platform provider.  Please consult with your broker-dealer or retirement plan platform provider for their requirements.  Your redemption order will be processed at that day’s price (less any applicable CDSC) provided that it is received in good order in our Edison, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.  It is your broker-dealer’s or retirement plan platform provider’s responsibility to promptly transmit orders to us.  Special rules also apply to redemptions from qualified group retirement accounts; we generally can only accept redemption instructions from the plan trustee or administrator.  Please consult your plan trustee or administrator for its procedures.

Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order.  If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase.  If your check is returned to us unpaid and it is redeposited, it may take another fifteen (15) days to verify that it has cleared.  Shareholders may not redeem shares by electronic funds transfer unless the shares have been owned for at least twelve (12) days.  We reserve the right to reject any redemption order to make a check payable to a third party.

Redemptions of shares are not subject to the above verification periods if the shares were purchased via:

●	Automatic Payroll Investment;
●	FIC registered representative payroll checks;
●	Checks issued by First Investors Life Insurance Company, FIC or ADM;
●	Checks issued through FIC’s General Securities Unit; or
●	Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.

If the amount of your redemption request exceeds the value of your account, your entire account will be redeemed.

Redemptions From Class A Money Market Accounts

Shares of our money market fund will be redeemed for cash in the following order:

●	Shares purchased directly;
●	Shares not subject to a CDSC;
●	Shares eligible for free-exchange back to a load fund; and
●	Shares subject to a CDSC.

Written Redemptions

A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.

If we receive your written redemption request in good order in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive that day’s price (less any applicable CDSC) for your shares.

If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.

To be considered in good order written requests must include:

1.	The name of the Fund;
2.	Your account number;
3.	The dollar amount, number of shares or percentage of the account you want to redeem;
4.	Share certificates (if they were issued to you);
5.	The requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies;
6.	Signature guarantees, if required;

7.	Appropriate distribution form or other applicable document(s) for retirement accounts and ESAs; and
8.	Other supporting documentation, as required.

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a redemption from a 403(b)(7) or 457(b) account we may require the signature of your employer or TPA before we effect the redemption.  The transfer agent may, in its discretion, waive certain requirements for redemptions.

For your protection, each Fund reserves the right to require additional supporting legal documentation, to require all paperwork to be dated within sixty (60) days, and to make checks payable only to the account owner(s) or a financial institution for the benefit of the account owner(s), or in the event of his/her death, to the estate or named beneficiaries.

Telephone Redemptions and Other Instructions

You may make redemptions over the phone by calling our Special Services Department at 1 (800) 342-6221 or other designated number from 9:00 a.m. to 5:00 p.m. Eastern Time (orders received after the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, are processed the following Business Day) on any Business Day provided:

1.	Telephone privileges are available for your account registration and you have not declined them;
2.	You do not hold share certificates (issued shares);
3.
The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past thirty (30) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a pre-designated bank account or, (c) transferred via Federal Funds wire to a pre-designated bank account from the Cash Management Fund;

4.	The redemption amount when combined with all other telephone redemptions from the same Fund account made on the same day is $100,000 or less; and
5.	The redemption amount, when combined with all other telephone redemptions from the same Fund account, made within the previous thirty (30) days does not exceed $200,000.

As long as you have telephone privileges, you can also change the amount of your Systematic Withdrawal payment on non-retirement accounts and certain retirement accounts, and authorize certain fees to be deducted from your account on certain account registrations.

Electronic Funds Transfer Redemptions

Electronic Funds Transfer (“EFT”) redemptions allow you to redeem shares and electronically transfer proceeds to a pre-designated bank account.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege (see “Money Line”).  To establish EFT redemptions, all owners must sign the application.

For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization.  In cases where the bank account owner is a third party, all bank and mutual fund account owners’ signatures will be required and all signatures must be guaranteed.  To establish EFT redemptions for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed.  EFT redemption privileges will only be established for an entity (except for a sole proprietorship), trust (except for a revocable trust where the grantor and the trustee are the same person), or UGMA/UTMA account when both the mutual fund and the bank accounts have identical owners.  Please allow at least ten (10) Business Days for initial processing.  We will send any proceeds during the processing period by check to your address of record.  You may send written instructions to ADM to request an EFT redemption of shares which have been held at least twelve (12) days.  If ADM is notified that a customer’s EFT was further electronically transferred via ACH to and/or from a bank located outside of the territorial United States, the customer’s EFT privilege will be cancelled.

Each EFT redemption:

1.	Must be electronically transferred to your pre-designated bank account;
2.	Must be at least $500 per fund account; and
3.	Cannot exceed $250,000 per customer per day.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see “Money Line”) and transfer systematic withdrawal payments (see “Systematic Withdrawal”) and both dividend and capital gain distributions to a bank account.

Systematic Withdrawals

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis.  We reserve the right to only send your payments to a U.S. address.  They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis.  Your account must have a value of at least $5,000 in non-certificated shares (“unissued shares”).  The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account.  The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

We reserve the right to limit the number of systematic withdrawals that may be established on any one account.  Upon receipt of a systematic withdrawal request we will reinvest dividend and capital gain distributions previously paid in cash, unless we are notified otherwise at the time of request.

Systematic withdrawals in excess of the dividends and other distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline.  You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals.  Systematic payments are not eligible for the reinstatement privilege.

You should avoid making investments in a Fund at the same time that you are taking systematic withdrawals from that Fund, unless your investments can be made without paying a sales charge.  Buying shares of a Fund during the same period as you are selling shares of that Fund might not be advantageous to you because you will be incurring additional sales charges and may also be required to defer the deduction of any capital losses on disposition of the shares for federal income tax purposes because of “wash sale” rules.  See Appendix A – Tax Information.

If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC.  If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.

Expedited Wire Redemptions (Not available for Class B shares of the Cash Management Fund))

You may enroll in our Expedited Redemption service to send proceeds via Federal Funds wire transfer from your money market account to a bank account that you have previously designated.  Enroll by completing a Mutual Fund Account Instructions form.  The bank must be a member of the Federal Reserve System.  Expedited wire redemption privileges will only be established to wire proceeds from a trust (except for a revocable trust where the grantor and the trustee are the same person), UGMA/UTMA, entity (except for a sole proprietorship) or to foreign bank accounts provided the bank account is registered to the same owner as the mutual fund account.  In addition, shares must be owned for at least fifteen (15) days to be eligible for expedited redemption.

Requests for redemptions by wire transfer from your money market account must be received in writing or by telephone no later than 12:00 p.m. Eastern Time, on a Business Day, to be processed the same day.  Wire transfer redemption requests received after 12:00 p.m. Eastern Time will be processed on the following Business Day.

1.	Each wire transfer under $25,000 is subject to a $25 fee;
2.	One wire transfer of $25,000 or more is permitted without charge each month. Each additional wire is $25;
3.	Wire transfers must be directed to your predesignated bank account;
4.	Each wire transfer which is directed outside the U.S. is subject to a $50 fee; and

5.	Wire transfers from each Customer Account are limited to $250,000 per day, for requests received in writing, and $100,000 for requests received by telephone.

The above requirements are waived for wires from accounts that are owned by the underwriter or any of its affiliates.

Money Market Draft Check Redemptions (Not available for Class B shares of the Cash Management Fund)

Draft check writing privileges are available to owners of certain types of First Investors Cash Management Fund non-retirement accounts.  Draft checks are not available to owners of retirement accounts, ESAs, Class B share fund accounts, Class A share fund accounts subject to a CDSC and accounts registered with a foreign address.  Individuals, joint owners and custodians of UTMA and UGMA accounts may complete the Mutual Fund Account Instructions form to apply for draft checks.  Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. For joint accounts and accounts opened for entities, draft checks may be written by any one tenant or Authorized Individual without the consent of the others.

1.
If your First Investors Cash Management Fund account balance is less than $10,000 and the market value of all your investments in First Investors mutual funds and variable annuities is less than $25,000 at the time a draft check is presented for payment, a $15 processing fee will be assessed for each check drawn;

2.
If your First Investors Cash Management Fund account balance is more than $10,000 or the market value of all your investments in First Investors mutual funds and variable annuities is greater than $25,000, up to three draft checks will be paid per month without a processing fee.  Your account will be charged a $15 processing fee for each additional check paid per month;

3.	We will not issue draft checks if your account balance is less than $10,000;
4.	The minimum amount of each draft check is $500. Your account will be charged a $15 fee for each check written for less than $500;
5.
Cancelled draft checks will not be returned to you however, they are accessible on our website.  Copies of your cancelled draft checks are also available upon request.  Each check copy is subject to a $15 fee.  (Note: The maximum fee assessed for each draft check is $15.)

The above fees are waived for accounts that are owned by the underwriter or any of its affiliates.

It is your responsibility to ensure that the available balance of your account is sufficient to cover the amount of your draft check and any applicable fees, including a possible CDSC.  Otherwise, your draft check will be returned through the banking system marked “insufficient funds”, and your account will be assessed a $15 fee.  Fees may also be imposed by the depository bank.  Shares purchased by check or by electronic funds transfer that you have owned for less than twelve (12) days are not included in your available balance.  Please be aware that if your draft check is converted to an electronic debit by the payee, the electronic debit may not be honored.

Please notify us immediately if your draft checks are lost or stolen.  “Stop payment” requests must be directed to ADM.  A Stop payment request may be placed on a single draft check or on a range of draft check numbers.  For each check on which a Stop payment is placed your account will be charged a $15 fee.  There is no guarantee that a Stop payment request will prevent the payment of a draft check.

Daily dividends are earned on shares of the First Investors Cash Management Fund, to the extent the Fund has net income, until a draft check clears against them. Because the Fund accrues daily dividends of its net income (if any), you may not be able to redeem your account in its entirety by writing a draft check.  Draft checks are subject to the rules and regulations of the custodian covering checking accounts.  Neither the Fund nor the custodian can certify or directly cash a draft check.

The Fund bears all expenses relating to the Money Market Draft Check Redemption Privilege.  We reserve the right to amend or terminate the privilege at any time.

In-Kind Redemptions

Each Fund, except for the Life Series Funds, has reserved the right to make in-kind redemptions. Notwithstanding this reservation of the right to make in-kind redemptions, the Equity Funds have filed a notice of election under Rule 18f-1 of the 1940 Act, that commits them to pay in cash all requests for redemption by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the Fund’s net asset value at the beginning of such period.  This election (commitment) does not apply to any of the other Funds.

Additional Information on How To Use Our Free Exchange Privilege.

Subject to the conditions listed below, you have the right to exchange Class A or Class B shares of any Fund on which a sales charge is applicable (“load fund”) for shares of the same class of any other load fund for the same Customer Account without incurring an additional sales charge.  Subject to the conditions listed below, Advisor Class shares may be exchanged into any other Fund in which Advisor Class shares are available and Institutional Class shares may be exchanged into any other Fund in which Institutional Class shares are available.  This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change (provided that the new Fund is available for sale in your state).  Since an exchange of Fund shares is treated as a redemption of your current Fund shares and a purchase of shares of the new Fund, it may (except in the case of an exchange from the Cash Management Fund) result in recognition of a taxable gain or loss.  Read the prospectus of the Fund you are purchasing carefully before you exchange into it.

Exchange orders are processed when we receive them in good order in our Edison, NJ office.  Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day’s prices.

If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day’s price for each Fund provided that your order is received by our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.

Exchanges From a Money Market Fund

You can also exchange Class A money market fund shares for another Fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account.  The dividends earned on those shares are also eligible for the free exchange privilege.  To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares.  If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege.  The amount available for the free exchange privilege will be reduced by any amount invested into a load Fund under your Customer Account that receives a sales charge waiver due to the reinstatement or free exchange privileges.

Systematic Exchanges

You can systematically exchange eligible shares from one of your Fund accounts to another Fund account owned by the customer within the same class of shares at net asset value.

Other Exchange Conditions

There are a number of conditions on the free exchange privilege:

1.
The Funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading.  In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

2.	You may not exchange shares into a different Fund if your account has been restricted pursuant to our USA PATRIOT Act policies.
3.	You may only exchange shares within the same class.
4.	Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.
5.
You may exchange to another Fund account provided that both the source and the receiving accounts meet the Fund minimum after the exchange.  This requirement is waived if you are requesting a full exchange to eliminate a low balance account.

6.	The Fund you are exchanging into must be eligible for sale in your state.
7.	If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
8.
If you exchange shares to a new Fund account, the dividend and capital gain options will apply to the new Fund account as well as the original account if it remains open.  If you exchange shares into an existing Fund account, the dividend and capital gain options on the existing Fund account will remain in effect.

9.
If you request an exchange from an account with shares that are subject to a CDSC to another Fund account (including an exchange from a Class B load Fund account to a Class B money market Fund account), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception.  If you exchange from a Class A load Fund account with shares that are subject to a CDSC to a Class A money market Fund account, shares acquired through dividend or capital gains distributions and shares that are not subject to a CDSC will be exchanged before shares that are subject to a CDSC.  Shares that are subject to CDSC will be exchanged into a separate money market account and the CDSC will carry over; however, the holding  period will be tolled and the CDSC will not be charged unless you redeem from the money market fund.  For all other exchanges from an account with shares subject to a CDSC, the receiving account will be credited with shares that are not subject to a CDSC and shares at each CDSC level in proportion to the exchange from the source account.

10.	If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.
11.
If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original Fund or the Fund you are exchanging into (“receiving fund”) or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:

	Exchange All Shares to ONE Fund Account	Exchange All Shares to MULTIPLE Funds	Exchange a Portion of Shares to ONE or MULTIPLE Funds
Money Line (ML)	ML moves to Receiving Fund	ML stays with Original Fund	ML stays with Original Fund
Automatic Payroll Investment (API)	API moves to Receiving Fund	API is allocated equally to Receiving Funds	API stays with Original Fund
Systematic Withdrawals (SWP) (includes RMDs)	SWP moves to Receiving Fund	SWP is allocated proportionally to Receiving Funds	SWP stays with Original Fund
Automated Retirement Account Contributions*	$ moves to Receiving Fund	$ stays with Original Fund	$ stays with Original Fund
* Contributions remitted by the employer for certain retirement accounts.

Telephone Exchanges

Provided you have telephone privileges on your account, you may make exchanges over the phone by calling Special Services at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., Eastern Time.  Orders received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), are processed the following Business Day.

You may exchange shares of any eligible Fund (1) within any participant directed IRA, 403(b)(7) or 457(b) accounts, (2) from an individually registered non-retirement account to an IRA registered to the same owner (provided an IRA application is on file) and vice versa, except in circumstances where documentation is required by applicable regulations; (3) within money purchase pension plans and profit sharing plans, if a First Investors Qualified Retirement Plan Application is on file.  Certificate shares cannot be exchanged by phone and for trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.

Written Exchanges

Written instructions are acceptable for any exchange.

1.	Include the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies as set forth in “Specific Account Requirements”.
2.	Include the name and account number of your Fund.
3.	Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.
4.	Specify the existing account number or the name of the new Fund you want to exchange into.
5.	Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.
6.	For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.

Additional Information About Sales Charge Discounts and Waivers.

The following sales charge discounts and waivers are also available:

1.
Class A shares may be purchased without a sales charge by a special fund account created in connection with the early termination of a First Investors single payment or periodic payment plan by the plan sponsor using its power to modify the terms of the plan.  This privilege applies to purchases until the earlier of the expiration of the original plan period or the completion of all payments up to the face amount of the original plan.  The privilege also applies to the amount of any partial withdrawal outstanding at the time of the termination of the plan.  This privilege will terminate if the shareholder terminates the special fund account for any reason, including transfer of ownership, full redemption or exchange into another Fund.  Special Fund Accounts may only be serviced by FIC as broker-dealer.

2.
Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust may buy Class A shares of a Fund with unit distributions at the net asset value plus a sales charge of 1.5%.  Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merrit Inc. may buy Class A shares of a Fund with unit distributions at the net asset value plus a sales charge of 1%.

3.
If you own Class A shares of Fund For Income that are attributable to your investment in the Executive Investors High Yield Fund and you have owned these shares continuously since March 13, 2000, or if you have continuously owned Class A shares of the Tax Exempt Opportunities Fund since December 17, 2000, you are entitled to the following special sales charge rate on additional investments in those funds: a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-$499,999; and 2.40% on investments of $500,000-$999,999.

4.
Participants in 403(b), 401(a), 401(k) and/or 457(b) omnibus accounts whose sponsors or providers have made special arrangements to offer our Class A shares to their participants on a load-waived basis, may purchase Class A shares without a front-end sales charge.

5.
The sales charge is waived when Class A share systematic withdrawal plan payments from one customer account are automatically invested into Class A shares of a different customer account if the systematic payments between the two accounts were authorized to be made without a sales charge pursuant to an arrangement that existed prior to October 3, 2005.

The following is additional information about our ROA and LOI policies:

1.	For purposes of shareholders who invest through a broker-dealer, your mailing address of record with your broker-dealer is considered your address of record for ROA purposes.
2.
Accounts maintained for the same customer with different broker-dealers of record and/or different mailing addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.

3.
If you receive mail in an apartment, office, or similar multi-tenant building, your mailing address of record for discount purposes includes your individual unit numbers or designations.  Thus, the accounts of shareholders who receive mail in different apartments, office suites, or units within the same building will not be combined for discount purposes.

4.	An LOI will be considered completed if any shareowner who is a party to the LOI dies within the LOI 13 month period.
5.
Participants in 403(b) plans who invest in the Funds through a First Investors individual custodial account are treated as individuals for purposes of the Funds’ ROA, LOI, and sales charge waiver and discount policies.

6.	Investments in 401(k) plans and other qualified group retirement plans are not considered for purposes of any individual participant’s ROA or LOI privileges.
7.
By agreement with us, a sponsor of a governmental retirement plan described in Section 457(b) of the Internal Revenue Code (“Eligible 457(b) plan”) may elect for the plan not to be treated as a qualified group retirement plan for purposes of our ROA, LOI, and sales charge waiver and discount policies.  Under such an agreement, we will establish a separate Customer account for each Eligible 457(b) plan participant who invests in the Funds, register the account under the participant’s address of record, and treat such account as if it were an individual account.  Thus, each Eligible 457(b) plan participant will pay the same sales charge on investments in the Funds through the plan that he or she would pay if the investments had been made in the participant’s individual account.

Additional Information About the Conversion of Class B Shares to Class A Shares.

Class B shares and the dividend and distribution shares they earn, automatically convert to Class A shares after eight (8) years, reducing future annual expenses.

1.
Conversions will be made into existing Class A share Fund accounts provided the accounts have identical ownership and the same broker-dealer.  If you do not own an identically registered Class A share Fund account with the same broker-dealer, a new Class A share Fund account will be established.

2.
All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs will continue to be invested into the Class B share Fund account after the initial conversion.

3.
Systematic withdrawals and required minimum distributions will continue to be made from the Class B share Fund account after the initial conversion provided there are a sufficient number of Class B shares.  If the Class B share Fund account has insufficient shares to satisfy a scheduled distribution, additional instructions may be necessary.

4.
If dividends and/or capital gain distributions from a Class B share Fund account are cross-reinvested into another Class B share Fund, the service will remain in effect on the source account after the conversion provided shares remain in the source account.  The cross-reinvestment option will not automatically move to Class A share Fund accounts.  Dividends and capital gain distributions earned on Class A shares purchased as a result of the conversion will be automatically reinvested.

5.	Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share Fund accounts will also be assigned to the new Class A share Fund accounts.

Additional Information About Our Signature Guarantee Policies.

In addition to the circumstances listed in the prospectus, the Funds require signature guarantees for the following:

1.	When shares are transferred to a new owner.
2.	When certificated (issued) shares are redeemed, exchanged or transferred.
3.	To establish any EFT service or to amend banking information on an existing EFT service.*
4.	For Money Line increases in excess of the amounts permitted by telephone.*
5.	To establish the Expedited Redemption Privilege or amend banking information on an existing Expedited Redemption Privilege. *
6.	If multiple account owners of one account give inconsistent instructions.
7.	When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.
8.	When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
9.	For draft check orders when the address has changed within thirty (30) days of the request.*
10.	For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

* For items 3, 4, 5, 8 and 9 a Signature Validation Program stamp will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee.

We reserve the right (but have no obligation) to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

The Funds will accept a signature guarantee from their principal underwriter, FIC, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the New York Exchange Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”).  The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized.  If more than one signature is required, each signature must be signature guaranteed.  The Funds will not accept a signature guarantee that has been amended or limited in any way.  Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

The signature guarantee requirements do not apply to transactions or instructions that are communicated to the Funds through NSCC Fund/SERV, Networking or via telephone by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with the Funds or the Funds’ agent.  Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly.  The Funds do not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.

The signature guarantee policies of the Funds may be amended at any time without prior notice.

Additional Information About Dividends and Other Distributions.

We automatically reinvest dividends and/or capital gain distributions in additional Fund shares unless otherwise instructed.  We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only.  Dividends and/or capital gain distributions may be sent via EFT provided this option is either selected for both dividend and capital gain distributions or this option is selected for one and the other is reinvested into the same fund account.  Upon notification that all account owners are deceased, all distributions will be automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued.  Dividends and capital gain distributions of less than $10 are automatically reinvested.

Except as noted below, for Funds that declare daily dividends, shares start earning dividends on the first Business Day following the day of purchase.  Shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors Cash Management Fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m. Eastern Time, and you have given us the proper notification beforehand, your shares start earning dividends on the day of purchase.  Redemptions by wire out of the Cash Management Fund will not earn dividends on the day of redemption.

Information Regarding Cost Basis Reporting

Your sale or exchange of non-retirement Fund shares (except shares held in an Education Savings Account (ESA) or shares held in the Cash Management Fund) is considered a reportable tax event for you.  Your gain or loss depends upon your cost basis for the shares.  Effective January 1, 2012, the cost basis information for the sale or exchange of certain shares must be reported directly to the IRS on Form 1099-B.  Please be aware that the cost basis information reported on Form 1099-B may not reflect additional adjustments that you are required to make when filing your tax return.

Generally, shares purchased on or after January 1, 2012, in most non-retirement accounts, including shares purchased through dividend reinvestment, are subject to cost basis reporting requirements.  Shares purchased on or before December 31, 2011 are not subject to these reporting requirements.  For the purpose of the new cost basis reporting requirements, for those accounts in which the Fund is responsible to report sales of shares on Form 1099-B, we will deem shares held in your non-retirement account to be held in two separate accounts: one consisting of shares purchased on or before December 31, 2011, and any shares for which we do not have accurate cost basis information (“Non-covered Shares”) and one consisting of shares purchased on or after January 1, 2012 for which we have accurate cost basis information (“Covered Shares”).

When redeeming or exchanging Covered Shares, you have the option to identify in writing which Covered Shares will be redeemed or exchanged from your account.  You need to specify the account or accounts when making this request since each account that you own is treated separately.  Absent written instructions from you, Covered Shares will be redeemed or exchanged using the Funds’ Default Cost Basis Method, described below.  Your cost basis method election must be received by ADM, the Funds’ transfer agent, prior to, or at the time of, your redemption or exchange request.

Using the Funds’ Default Cost Basis Method, we will generally sell all “Non-covered Shares” first and will not report cost basis information for these shares to the IRS on Form 1099-B.  After depleting all “Non-covered Shares”, “Covered Shares” will be depleted next and the cost basis information for Covered Shares will be reported to the IRS on Form 1099-B using the Average Cost method, which means they will be depleted in a first-in first-out order using the calculated average cost of all Covered Shares.  Once Covered Shares are sold in an account using the Average Cost method, any change in your basis will only be made prospectively.

Unless otherwise instructed, all redemptions and exchanges from the account will be processed using the Funds’ Default Cost Basis Method.  This includes automated redemptions that may take place in your account, such as systematic withdrawals and redemptions to pay certain fees.

In the case of a redemption of Class B shares, they will continue to age and convert into Class A shares in accordance with the schedule set forth in the prospectus even if the shareholder selects specific shares for purposes of basis reporting.  In other words, the Funds will maintain two sets of records.  First, the Funds will maintain a record that shows the Class B shares that you have purchased for purposes of aging, computation of any CDSC that may be applicable to redemptions, and conversion into Class A shares.  This record will not be affected by whether your redemptions are reported to the IRS under the Funds’ default cost basis reporting system or in accordance with your selection of specific shares for cost basis reporting.  Second, the Funds will maintain a record of the shares that you have purchased and redeemed for basis reporting purposes.  This record may be different than the aging system record.

If you would like to select a cost basis method other than the Funds’ Default Cost Basis Method, you may contact your broker or ADM directly at 1 (800) 423-4026 to obtain the necessary form for completion.  Upon receipt of the completed form we will code your cost basis method that you selected on your account for future transactions.

The Funds do not recommend any particular method of determining cost basis.  We urge you to consult with your qualified tax advisor regarding cost basis before you redeem “Covered Shares”.  Neither First Investors nor its affiliates can give you tax or legal advice regarding cost basis.  The cost basis method which is best for you depends upon your particular tax situation.

Share Certificates

We no longer issue share certificates.  If a previously issued certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $35.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request.

Name Changes

A name change may occur due to marriage, divorce, adoption or other reason.  To change your name, send us an Affidavit of Name Change or a letter of instruction with your signature guaranteed, along with a copy of your marriage certificate, divorce decree or court order that confirms the name change.  In lieu of the notarized Affidavit or letter of instruction signature guaranteed, you may send us a certified copy of the document and a letter of instruction.  A MAA or an application for non-affiliated broker-dealers is also required if one is not already on file.

Transferring Ownership of Shares

A transfer is a change of share ownership from one customer to another.  Unlike an exchange, transfers occur within the same Fund.  You can transfer your shares at any time; however, we will only transfer the ownership to a new Fund account which has a U.S. address and whose owner meets all other requirements to establish an account including the eligibility to own the particular class of shares being transferred.  All transfers into a new account must meet the minimum initial investment requirements of the particular class of shares of the Fund after the transfer of shares is completed.  The Fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer of a UTMA or UGMA to a successor custodian for the benefit of the same minor or to the minor upon reaching the age at which custodianship ends.

To transfer shares to a new owner, you must submit a transfer form with:

●	Your account number;
●	Dollar amount, percentage, or number of shares to be transferred;
●	Existing account number receiving the shares (if any);
●	The name, U.S. street address, date of birth, citizenship status, TIN and such other information as may be required by law of each customer receiving the shares; and
●	The original signature of each account owner requesting the transfer with signature guarantee(s).

We will require the transferee to: complete the appropriate application to establish an account; provide the required customer identification program information under the USA PATRIOT Act; and supply any other required information.

Depending upon your account registration, additional documentation may be required to transfer shares.  Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred.  In addition, neither the reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner.  If you are submitting multiple requests, you must specify the order in which the transactions are to be processed or none of the requests will be honored.  Shares that have been transferred into an account must be held for at least one day before the shares may be exchanged for a different Fund; the new owner must sign the exchange request.  You may wish to consult your tax advisor to discuss the different tax implications.  Transfers due to the death of a shareholder require additional documentation.  The Fund’s transfer agent, in its discretion, may waive certain stated requirements for transfers.

A transfer is a change of ownership and may trigger a taxable event.  You should consult your qualified tax advisor before initiating a transfer.  The Fund’s transfer agent and the distributor may refuse any exchange or transfer order that is not in “good order” in accordance with our policies and are not obligated to provide any prior notice before doing so.

Because the Funds are sold only through broker-dealers, if you receive shares via a transfer and you do not appoint a broker-dealer on your account application, FIC will not be responsible for the suitability of any exchange and there will be restrictions on your account.  In particular, you will not be able to make additional investments in the Funds.  Because you do not have a broker-dealer assigned to your account, we will only accept instructions directly from you to either redeem shares or to exchange shares you currently own into another Fund.  You will be permitted to exchange your shares in one Fund into any other Fund that is available to you under the exchange privileges of the Funds, to reinvest dividends or distributions and to redeem Fund shares in accordance with the policies and procedures of the Funds.  However, you will be solely responsible for any decision to hold, exchange, reinvest or redeem shares in your account.  We will accept instructions from you in written, oral or such other form as we may permit; these instructions must be communicated directly to the transfer agent (see “How to Contact the Fund Directly Through Its Transfer Agent” below).  If you want more information on these policies, or if you decide that you do want to receive investment advice concerning your investments in the Funds, please call the transfer agent at 1 (800) 423-4026.  The transfer agent will provide you with additional information or help you to complete the necessary paperwork to establish an account and assist you in obtaining a representative.

Missing or Incorrect TINs and Returned Mail

If you fail to give us a TIN or you provide us with an incorrect TIN:

1.	We reserve the right to close your account; and
2.	If we are charged a penalty by the IRS, we may debit your account for the penalties imposed plus a processing charge.

If mail is returned to the Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the Fund is unable to obtain a current shareholder address, the account status will be changed to “Do Not Mail” to discontinue future mailings and prevent unauthorized persons from obtaining account information.  Telephone privileges, certain automated investments and automated withdrawals will also be discontinued.  If mail is returned to us from the U.S. Post Office with an updated address, we will update your account(s) on our records with the address given by the Post Office.  We reserve the right to update your address without obtaining your signature guaranteed instructions based on the address provided by one of our affiliates or a consumer reporting agency.  We will confirm the address change to both the new and old address.

You can remove the “Do Not Mail” status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee.  Additional requirements may apply for certain accounts.

Returned checks and other distributions will be voided when an account’s status has been changed to “Do Not Mail”.  No interest will be paid on any outstanding checks or checks which have been voided or stopped.  All future dividends and other distributions will be reinvested in additional shares, and additional systematic withdrawals and money line purchases will be stopped until new instructions are provided.  If no activity occurs in your account within a period of time specified by applicable state law and we have not been able to contact you at the address of record listed on your account, your Fund shares and outstanding dividend and distribution checks may be turned over to the applicable state in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the Fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules.  A search company or consumer reporting agency may be employed to locate a current address.  The Fund may deduct the costs associated with the search from your account.

Summary of FIC’s Privacy Policy

We use the strictest standards to safeguard your information.  If FIC is your broker, we obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives.  We use your information only to process transactions that you have authorized, and to service your account.  We may share your personal information with our affiliated companies or third parties when it is necessary to process your transactions, service your accounts, or maintain your records.  We do not disclose your information to any third party, except as permitted by law or with your consent.  Nor do we share your personal information with unaffiliated third parties for use in marketing their products or services.  We restrict access to your information to those persons who need to know it.  We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.  Information regarding our privacy policy is mailed to you and is available on our website at www.firstinvestors.com.

Transfer on Death Guidelines

Purpose:  To enable the owner(s) of a First Investors mutual fund account who have an MAA or an application for non-affiliated broker-dealers on file to designate one or more beneficiaries to receive shares in the account automatically upon the death of all account owners, outside of probate.  Until the death of all account owners, the TOD beneficiaries have no rights with respect to the account.  A beneficiary must survive all account owners for the transfer to occur in accordance with the TOD registration.

Eligible Owners:  Only a natural person, or two natural persons holding the account as Joint Tenants with Rights of Survivorship (JTWROS) or Tenants by the Entireties (TE) may establish an account in TOD form.  Tenants in Common are ineligible for TOD registration.

Eligible Beneficiary:  The account(s) owner may designate one or more than one beneficiary.  Upon the death of all account owners, shares will be divided equally among the surviving beneficiary(ies).  A beneficiary may be an individual or an entity.  No designation such as Lineal Descendants (LD) or Lineal Descendants Per Stirpes (LDPS) is permitted.

Registration of the Account:  It is our policy to include the name of each beneficiary in the account registration.  If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read “Multiple Beneficiaries on File”.  Confirmation regarding the beneficiary information will be sent to you.  The TOD registration of the account and the beneficiaries designated on the account shall not change unless the TOD registration of the account is revoked by all owners or the beneficiary designation is changed by all owners.

Exchanges:  Shares exchanged out of the account into new First Investors mutual fund accounts will continue to be registered in TOD form, unless ADM is instructed to the contrary.  Shares exchanged into an existing fund account will contain the registration of the account receiving the shares.  Provided that you have not declined telephone privileges, an account owner including one owner of a jointly held TOD account, acting alone and without the consent of the other joint owners, may exchange shares from a TOD registered account into a non-TOD account, from a non-TOD account to an existing TOD account and between TOD accounts with different beneficiaries provided the accounts are registered to the identical owners.

Changes to TOD Registration during the Life of the Owner(s):  An owner(s) may change or revoke TOD registration at any time by sending written instructions acceptable to ADM, signed by the owner(s).  If there are multiple owners, all owners must sign the instructions.  A TOD registration form validly executed by the owner(s) and received by our home office in “good order” revokes a prior one.  A TOD registration may not be changed or revoked by will, codicil or oral communication.  The death of an owner of an account will not automatically revoke TOD registration.  The surviving owner will receive title to the shares in the account and will need to re-register the account.  The surviving owner may, at any time during his or her lifetime, revoke or change the designation of beneficiary.

Death of a Designated TOD Beneficiary:  If one of the multiple designated beneficiaries predeceases the account owner(s), the amount otherwise payable to such beneficiary shall be payable to the other remaining beneficiaries.  If none of the beneficiaries survive all account owners, the account will be treated as belonging to the last surviving owner’s estate. If a beneficiary survives all owners but is not alive at the time the shares are presented for re-registration, the shares will become part of the estate of the beneficiary.

Transfer to Designated TOD Beneficiary Upon the Owner’s Death:  ADM will process a transfer to the designated TOD beneficiary(ies) upon receipt of the following: (a) evidence of the death of the account owner(s) (e.g., a certified copy of the death certificate); (b) inheritance tax waivers and/or affidavit of domicile of the owner; (c) a fully executed copy of Certification of Entitlement to TOD Account; (d) if the beneficiary is a minor, an affidavit from the parent or guardian attesting that the minor survived the owner; (e) if certificates have been issued, the certificates with appropriate endorsements; and (f) a fully executed application signed by the beneficiary, unless one is already on file.

Spousal Consent:  If the account owner(s) lives in a community property state (e.g., Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), spousal consent may be required to name a TOD beneficiary other than the spouse.  An account owner(s) should consult with his or her legal advisor.  FIC has no obligation to determine an account owner’s marital status, whether property placed into an account is separate or community property, or whether spousal consent is necessary.

Tax and Legal Consequences of TOD Registration:  Neither FIC, nor any of its affiliated companies, officers, directors, employees, agent, manager or representatives are responsible for determining the tax and legal consequences of an account owner’s decision to register securities in TOD form.  Please consult your legal and tax advisors before electing TOD registration.  The TOD accounts are governed by the STA TOD rules except to the extent modified by FIC.  FIC shall not be responsible to the designated TOD beneficiary for dividends and other distributions in respect of a security registered in TOD form paid in cash after the death of the last surviving account owner but before the transfer of shares.

STA Guidelines:  First Investors TOD registrations are established under the laws of New Jersey.  First Investors offers TOD accounts to shareholders irrespective of their state of residence.  It is First Investors’ policy to follow STA Guidelines on TODs to the extent that they are not inconsistent with First Investors TOD Guidelines.

Future Changes in Guidelines and Rules:  These guidelines are subject to change by FIC at any time without prior written notice.

How To Contact The Fund Directly Through Its Transfer Agent.

While we encourage you to use the services of your representative, if you want or need to contact the Fund directly, you can:

1.	For Overnight Mail, write us at:
Administrative Data Management Corp.
Raritan Plaza I, 8th Floor
Edison, NJ 08837-3620

2.	For Regular Mail, write us at:

Administrative Data Management Corp.
P.O. Box 7837
Edison, NJ 08818-7837

3.	Call our Shareholder Services Department at:
1 (800) 423-4026

4.	Visit us at any time on-line at:
www.firstinvestors.com

Telephone Requests:

If you have telephone privileges on your account, you can call Administrative Data Management Corp. (“ADM”) to request redemptions, exchanges, reallocations of Money Line or API investments, and increases of Money Line investments, subject to the limits of our policies.

Whether or not you have telephone privileges, you may call ADM provided your account is not coded “Do Not Mail”:

To update or correct your:

●	Address or phone number;
●	Birth date (important for retirement distributions); and
●	Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gain distributions (available for certain accounts only).
To request:
●	Cancellation of your Systematic Withdrawal Plan;
●	A stop payment on a dividend, redemption or money market draft check;
●	To cancel or decrease (minimum of $50 per month) Money Line payments;
●	A duplicate copy of a statement, cancelled check or tax form:
	Cancelled Check Fees:	$10 fee for a copy of a cancelled dividend, liquidation, or investment check.
$15 fee for a copy of a cancelled money market draft check.
	Duplicate Tax Form Fees:	Current Year - Free
Prior Year(s) - $7.50 per tax form per year.
●	Cancellation of cross-reinvestment of dividends and capital gain distributions;
●
A history of your account.  Current year and the previous two-year histories are provided free of charge, however, there is a fee for prior periods.  Account histories are not available prior to 1974; and

●
Money market fund draft checks (non-retirement accounts only) provided your account balance is at least  $10,000 and your address of record has not changed within the past thirty (30) days.  Additional written documentation may be required for certain registrations.

Statements and Confirmation Statements

You should review your statements and confirmation statements carefully.  If you fail to notify us of any errors or omissions within thirty (30) days of the date that a statement or confirmation statement is mailed to your address of record or sent by electronic delivery, we will assume that your statement or confirmation statement is correct and we will not accept responsibility for any resulting liability.  We reserve the right to provide notification of certain transactions on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.

E-Mail Policies

You can e-mail our transfer agent, ADM at admcust@firstinvestors.com with general account and service-related inquiries such as requests for:

●	Literature on our Funds and services;
●	Prospectus, annual report, and Statements of Additional Information;
●	Duplicate statements;
●	Procedural information; and
●	Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders.  First Investors will not honor trades or address change requests sent to us from customers via e-mail.

Web Access

You can access information about the Funds, Fund prices and other company information at your convenience - 24 hours a day, seven (7) days a week - through our website at www.firstinvestors.com.

After you have created a username and password, our web site allows you to:

●	Review your current account balance, portfolio breakdown and beneficiary designations;
●	Enroll in electronic delivery notification (“EDN”) of statements and certain reports;
●	View current and previous years transactions, such as investments and redemptions;
●	Access your Quarterly Master Account Statement for the previous 5 years;
●	Verify that money market checks have cleared;
●	Obtain current tax forms and tax forms for the previous 5 years;
●	View your registered representative’s name, telephone number and office information; and
●	Change your password, nickname and e-mail address.

To begin using these benefits, follow the directions below:

●	Visit us at www.firstinvestors.com or call us at 1 (800) 423-4026 for assistance.
●
From our web site home page, select Account Access.  Click on “Need to Register?” on the upper right side of the page or click registering online in the body of the text regarding setting up online access.  Enter the required personal information.

●	Create a personalized User Name and Password and provide a valid e-mail address. You will be sent two
e-mails, one confirming you have successfully registered for Web Access and a second e-mail providing an 8-digit verification code.
●	Click Login and enter your personalized User Name and Password. Enter the 8-digit verification code (case sensitive) from the confirmation e-mail.

Keep your password confidential to safeguard your account.  Contact us immediately if someone else has obtained your password or accessed your account.  First Investors’ web site uses state of the art encryption technology to keep your account information private.  We recommend that you use 128-bit encryption when viewing your account information.  First Investors does not accept orders for transactions or address updates via our web site.  For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access.

DETERMINATION OF NET ASSET VALUE

All Funds Except Cash Management Fund and Life Series Cash Management Fund.

In calculating its net asset value (“NAV”), each Fund, other than the Cash Management Fund and the Life Series Cash Management Fund, generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices.  Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service.  If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund’s Board.  Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities may also be priced by pricing services approved by the Board.  The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  The pricing service, its methodology or the threshold may change from time to time.  In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default.  Debt obligations with maturities of 60 days or less are valued at amortized cost.

Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1).  Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV.  “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis.  Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.  For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.

Cash Management Fund and Life Series Cash Management Fund.

Each of these Funds values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act.  To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund’s investments, some of which are discussed in each Fund’s Prospectus.  Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument.  The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account (unless the aggregate deviation between the Fund’s market value and amortized cost value exceeds ½ of 1% as discussed below) and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.  In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

In accordance with Rule 2a-7, each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.  Should that deviation exceed ½ of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations, or suspending redemptions and postponing payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.

Emergency Pricing Procedures For All Funds.

Each Fund’s Board may suspend the determination of a Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Funds will apply the following procedures:

1.
The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing.  The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

2.
For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

	(a)	In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC’s Edison, NJ offices prior to the close of regular trading on the NYSE; and
(b)
In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

3.
If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

4.
On business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE

The Adviser and subadvisers (in the case of Funds that have subadvisers) have authority to select broker-dealers that are used to effect portfolio transactions for the Funds.  Portfolio transactions are generally structured as agency transactions or principal transactions.  In agency transactions, the Funds generally pay brokerage commissions.  In principal transactions, the Funds generally pay a dealer mark-up or selling concession.  In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission.  The Funds may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.

In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadvisers consider, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available.  A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a subadviser, to the subadviser.  Additionally, the Adviser retains investment discretion over the accounts and may request the subadvisers to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser.  Also, if approved by the Board of the Funds, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.

The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research.  Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services.  In other words, there is no separately stated charge for the research.  Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio.  The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it.  The broker-dealer in turn pays the third-party that is the original source of the research.

The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees.  The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service.  In other words, a Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds.  The subadvisers may likewise use research obtained with commissions to service their other clients.

The Board of the Funds has approved an arrangement whereby the Adviser acquires three mixed-use services with commissions, Lipper Analytical New Applications Module (First Investors Equity Funds), Lipper Analytical New Applications Module (First Investors Income Funds) and iMoneyNet.  These services are used by the Adviser both for research purposes and to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds.  The Adviser currently allocates 50% of the cost of these arrangements to administration in the Funds’ expenses.  The portion of the cost of each of these mixed-use services that is attributable to administration is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.

The Adviser or subadviser may combine transaction orders placed on behalf of a Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds.  The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares.  Moreover, no broker-dealer affiliated with FIMCO, Wellington Management, Vontobel, Smith, Muzinich or Brandwyine Global participates in commissions generated by portfolio orders placed on behalf of any Fund.  A broker-dealer affiliate of Paradigm Capital Management, CL King & Associates, has been authorized by the Board of the Funds to execute portfolio transactions on behalf of the Special Situations and Life Series Special Situations Funds in accordance with procedures adopted by the Funds pursuant to Rule 17e-1 of the 1940 Act.

CREDIT RATINGS INFORMATION

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings.

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
●	Nature of and provisions of the obligation; and
●
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Obligation Ratings.

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Short-Term Issue Credit Ratings.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody’s Short-Term Credit Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P Short-Term Municipal Note Credit Ratings.

A Standard & Poor's U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Short-Term Municipal Debt Credit Ratings.

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION

Custodian.  The Bank of New York Mellon Corp. (“BONY”), One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund of the First Investors Income Funds, except for the International Opportunities Bond Fund, each Fund of the First Investors Tax Exempt Funds, and for the following Funds of the First Investors Life Series Funds: Cash Management, Government, Fund For Income, Investment Grade and Target Maturity 2015.  BONY employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.  Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of each Fund of the First Investors Equity Funds, First Investors International Opportunities Bond Fund, and for the following Funds of the First Investors Life Series Funds:  Special Situations, Growth & Income, International, Select Growth and Value.  BBH employs foreign subcustodians and foreign securities depositories to provide custody of their foreign assets.

Audits and Reports.  The accounts of the Funds are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

Legal Counsel.  K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Funds.

Transfer Agent.  Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. ADM provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Funds.  ADM receives fees from the Funds that are based upon a combination of account maintenance and a per transaction basis in accordance with a fee schedule that is approved by the Board of the Funds.  In addition, the Funds reimburse ADM for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items.  The Transfer Agent's telephone number is 1(800) 423-4026.

Retirement and Other Tax-Deferred Accounts.  First Investors Corporation acts as custodian or trustee on certain retirement and other tax-deferred accounts (such as IRAs, 403(b)s, 457s and ESAs) that are opened and maintained through ADM on behalf of the custodian/trustee.  There is an annual custodial fee for each type of account serviced by the custodian, irrespective of the number of Funds that are held in the account.  Beginning April 1, 2013, the responsibility of paying this fee will be transferred to the account holder and commencing March 2013, the fee will be automatically deducted from the account in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and previously described in this SAI.  The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.

Shareholder and Trustee Liability.  Each First Investors Fund is organized as a Delaware statutory trust.  The Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.

Each Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund.  Each Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote.  Each Fund’s Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION

The following is a general discussion of the federal tax law that applies to the First Investors Funds.  The discussions of the General Tax Treatment of Distributions and Dispositions of Shares, Taxation of the Funds in General, and Special Rules for Tax Exempt Funds  (see Sections C, D, and E below, respectively) generally are not applicable to shareholders who hold Fund shares through an IRA, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle.  If you have purchased Fund shares through a variable annuity contract or a variable life insurance policy, you should also review the prospectus and statement of additional information (“SAI”) for that product for information concerning taxes.  If you have purchased shares of a Tax Exempt Fund (as defined below) (see “E.  Special Rules for Tax Exempt Funds” below), you should read the prospectus and SAI of that Fund for information concerning state and local tax considerations.

A.           Compliance with Subchapter M of the Code

Each Fund, which is treated as a separate corporation for federal tax purposes, has elected to be, and has qualified each taxable year for treatment as, a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).  To continue qualifying for treatment as a RIC, a Fund must meet the following requirements each taxable year:

(1) The Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”);

(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and

(3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP’s equity securities) and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Subchapter M Diversification Requirements”).

If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a Fund failed to qualify for that treatment for any taxable year, -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Subchapter M Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Subchapter M Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Subchapter M Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” (see “E. Special Rules for Tax-Exempt Funds” below) and distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts); and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund could be required to

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recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

B.           Compliance with Subchapter L of the Code

Each Fund that serves as an underlying funding vehicle for an insurance company separate account (i.e., each series of First Investors Life Series Funds) (each, a “Life Series Fund”) must also comply with the diversification requirements imposed on such accounts by section 817(h) of the Code and the regulations thereunder (collectively “Subchapter L”).  These requirements, which are in addition to the Subchapter M Diversification Requirements applicable to all Funds, place certain limitations on the assets of each separate account — and of each Life Series Fund, because Subchapter L treats the assets of a Life Series Fund as assets of the related separate account — that may be invested in securities of a single issuer or a small number of issuers.

Specifically, Subchapter L provides that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the value of a separate account's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other RICs.

The failure of a Life Series Fund to satisfy the Subchapter L diversification requirements would result in taxation of First Investors Life Insurance Company and treatment of its contract holders and policy owners other than as described in the prospectuses of its separate accounts.  Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.

C.           General Tax Treatment of Distributions and Dispositions of Shares

Dividends a Fund distributes to its shareholders that are derived from dividends and taxable interest it receives on its investments, net short-term gain, and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares.  Distributions from a Fund’s net capital gain are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; distributions from a Fund that is a series of First Investors Equity Funds or First Investors Income Funds (each an “Equity/Income Fund”) are subject to the 15% and 20% maximum federal income tax rates for individual and certain other non-corporate shareholders.  Dividends and other distributions also may be subject to state and local taxes.

A portion of the dividends from a Fund's investment company taxable income may be eligible for the 15% and 20% maximum federal income tax rates applicable to “qualified dividend income” that individuals and certain other non-corporate taxpayers receive and the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the 15% and 20% rates, certain foreign corporations.  In addition, the availability of those rates and the dividends-received deduction is subject to a certain holding period, and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid and on each shareholder with respect to the Fund shares on which the Fund dividends were paid.  Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Any capital gain an individual or certain other non-corporate shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% and 20% maximum federal income tax rates referred to above.  If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see “E. Special Rules for Tax Exempt Funds” below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those

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shares.  A loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (a so-called “wash sale”) (which could occur, for example, as a result of reinvesting Fund distributions).  In that event, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If you buy shares shortly before the record date of a dividend or other distribution, the entire amount you receive will be taxable even though a part of the distribution is actually a return of part of your purchase price.  This is called “buying a distribution”.  There is no advantage to buying a distribution because a Fund’s net asset value per  share is reduced by the amount of the distribution.

Each Fund must withhold and remit to the U.S. Treasury “backup withholding” at the current rate of 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the TIN furnished to the Fund is correct, who furnishes an incorrect number, or (except with respect to redemption proceeds) who is designated by the IRS as being subject to backup withholding.  Backup withholding does not constitute an additional tax and may be claimed as a credit on the shareholder’s federal income tax return.

The Code does not require regulated investment companies to issue a Form 1099-DIV to report taxable distributions for a year of less than $10 per Fund account, unless the account is subject to IRS-imposed back-up withholding tax.

A Fund shareholder who wants to use a method other than the average basis method for determining basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing.  If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which will be average basis.  If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so.  The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, each Fund (or its transfer agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012.  This tax is in addition to any other taxes due on that income.  A similar tax will apply for those years to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Dividends from a Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty.  However, two categories of dividends paid by an Equity/Income Fund, “short-term capital gain dividends” and “interest-related dividends,” will be exempt from that tax for the period mentioned below.  “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends an Equity/Income Fund pays to foreign investors, with certain exceptions, only with respect to Fund taxable years beginning before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently in the past).  Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.

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Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), each Fund will be required to withhold 30% of (1) income dividends it pays after December 31, 2013, and (2) capital gain distributions and the proceeds of share redemptions it pays after December 31, 2016, to certain foreign shareholders that fail to meet certain information reporting or certification requirements.  Those foreign shareholders include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, (a) an FFI must enter into an information sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and TIN) of the shareholder’s direct and indirect U.S. owners and (b) an NFFE must provide requisite information to the withholding agent regarding its U.S. owners, if any.  Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance.  Under proposed regulations, an FFI will need to enter into such an agreement with the IRS by December 31, 2013, to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund in which it invests to refrain from withholding beginning on January 1, 2014.  A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) to avoid the FATCA withholding.

Under the proposed regulations, the information sharing agreement that FFIs must enter into to achieve FATCA compliance also would require them to commence information reporting for the calendar year 2013, due March 31, 2015.  For 2013 and 2014, FFIs would only need to report name, address, TIN, and account number and balance; and thereafter, they also would be obligated to report income earned on the account.  Foreign investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund.

D.           Taxation of the Funds in General

Each Fund (other than the Life Series Funds) will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid.  The Global Fund and the International Fund, each a series of First Investors Equity Funds, each has filed such an election with the IRS for each taxable year in which the Fund has been eligible.  Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income.  If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund's

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investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individuals’ “qualified dividend income” described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and, except in the case of a Life Series Fund, avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund’s adjusted basis in that stock as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

If a Fund invests in non-municipal zero coupon or other securities issued with (OID), the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year.  Similarly, each Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and, except in the case of a Life Series Fund, avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which the Funds invest may be subject to section 1256 of the Code (“section 1256 contracts”).  Any section 1256 contract a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on

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financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes.  Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.  If a Fund allows a purchased call option to lapse, it will realize a capital loss.  If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

E.           Special Rules for Tax Exempt Funds

Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities (“Tax Exempt Funds”).

The portion of the dividends a Tax Exempt Fund pays equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of capital gains) will qualify as “exempt-interest dividends” and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under

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section 103(a) of the Code; each Tax-Exempt Fund intends to continue to satisfy this requirement.  The aggregate dividends excludable from a Fund’s shareholders’ gross income may not exceed its net tax-exempt income.  Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code.  Investors should read the Tax Exempt Funds’ prospectus and SAI and consult their tax advisers concerning this matter.

If shares of a Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Except as noted in the following sentence, (1) tax-exempt interest paid on certain private activity bonds (“PABs”) (including, to the extent a Tax Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the federal alternative minimum tax (“AMT”) and (2) interest on all tax-exempt obligations is included in a corporation’s “adjusted current earnings” for AMT purposes (“ACE”), without regard to whether a Tax Exempt Fund’s tax-exempt interest is attributable to PABs.  Pursuant to the American Recovery and Reinvestment Tax Act of 2009, interest on PABs will not be a tax preference item or be included in a corporation’s ACE with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009.  Entities or other persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Tax Exempt Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax.  For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax Exempt Fund shares is not deductible for federal income tax purposes.

A Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”).  Market discount on such a bond that is less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded.   Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date thereof to the date of its maturity.  Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition.  In lieu of treating the disposition gain as above, a Tax Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

If a Tax Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax Exempt Fund.

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APPENDIX B:
PROXY VOTING GUIDELINES

Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.

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Proxy Paper Guidelines

2013 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice
United States

Table of Contents

I. Overview of Significant Updates for 2013	4
II. A Board of Directors That Serves the Interests of Shareholders	5
Election of Directors	5
Independence	5
Performance	10
Experience	22
Other Considerations	23
Controlled Companies	25
Unofficially Controlled Companies and 20-50% Beneficial Owners	26
Exceptions for Recent IPOs	26
Mutual Fund Boards	27
Declassified Boards	28
Mandatory Director Term and Age limits	30
Requiring Two or More Nominees per Board Seat	30
Proxy Access	30
Majority Vote for the Election of Directors	31
The plurality vote standard	31
Advantages of a majority vote standard	31
III. Transparency and Integrity of Financial Reporting	32
Auditor Ratification	32
Voting Recommendations on Auditor Ratification	33
Pension Accounting Issues	34
IV. The Link Between Compensation and Performance	34
Advisory Vote on Executive Compensation (“Say-on-Pay”)	35
Say-on-Pay Voting Recommendations	36
Additional Scrutiny for Companies with Significant Opposition in 2011	37
Short-Term Incentives	37
Long-Term Incentives	38
Pay for Performance	39
Recoupment (“Clawback”) Provisions	39

Frequency of Say-on-Pay	39
Vote on Golden Parachute Arrangements	39
Equity-Based Compensation Plan Proposals	40
Option Exchanges	41
Option Backdating, Spring-Loading, and Bullet-Dodging	42
162(m) Plans	43
Director Compensation Plans	43
V. Governance Structure and the Shareholder Franchise	44
Anti-Takeover Measures	44
Poison Pills (Shareholder Rights Plans)	44
NOL Poison Pills	45
Fair Price Provisions	45
Reincorporation	46
Exclusive Forum Provisions	47
Authorized Shares	47
Advance Notice Requirements	48
Voting Structure	49
Cumulative Voting	49
Supermajority Vote Requirements	50
Transaction of Other Business	50
Anti-Greenmail Proposals	50
Mutual Funds: Investment Policies and Advisory Agreements	50
Real Estate Investment Trusts	51
Preferred Stock Issuances at REITs	51
Business Development Companies	52
Authorization to Sell Shares at a Price below Net Asset Value	52
VI. Compensation, Environmental, Social and Governance Shareholder Initiatives	53

I. Overview of Significant Updates for 2013

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

Board Responsiveness to a Significant Shareholder Vote

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We’ve included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

The Role of a Committee Chairman

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We’ve included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

m
If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

m	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

Public Company Executives and Excessive Board Memberships

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We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Equity-Based Compensation Plan Proposals

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We’ve added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

Exclusive Forum Provisions

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While our general approach to exclusive forum provisions remains unchanged—that we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision—we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on

4

why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

Real Estate Investment Trusts

●	We’ve included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

Business Development Companies

●	We’ve included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

Note:

This year the Glass Lewis Guidelines on Shareholder Resolutions and Initiatives are released as a separate document.

II. A Board of Directors That Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

5

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock

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1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

6

as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

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$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

●
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).6

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the

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4This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

6This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

7

company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

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7With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

8We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees

8

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9  Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs.10

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9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

10 Spencer Stuart Board Index, 2011, p. 6.

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We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.
2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Board Responsiveness to a Significant Shareholder Vote

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of

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11However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings.  Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents.

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

●	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

The Role of a Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

●	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be

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determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and

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12Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.    All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.    The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.    The audit committee chair, if the audit committee did not meet at least 4 times during the year.

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13Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

14As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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4.    The audit committee chair, if the committee has less than three members.

5.    Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15

6.    All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.    The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.    All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.    All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair16 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

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15Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16As discussed under the section labeled “Committee Chairman,”  in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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13. All members of an audit committee at a time when material accounting fraud occurred at the company.18

14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

● The restatement involves fraud or manipulation by insiders;

● The restatement is accompanied by an SEC inquiry or investigation;

● The restatement involves revenue recognition;

● The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

● The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19

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18Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

19The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

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When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.    All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.21

2.    Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.    The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.22

4.    All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.    All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.    All members of the compensation committee if excessive employee perquisites and

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20As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

21Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

22In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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benefits were allowed.

7.    The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.    All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all

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23In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:24

1. All members of the governance committee25 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.26 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

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24As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

26Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

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2. The governance committee chair,27 when the chairman is not independent and an independent lead or presiding director has not been appointed.28

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)29 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1. All members of the nominating committee, when the committee nominated or

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27As discussed in the guidelines section labeled “Committee Chairman,”  if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

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renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair31 when the chairman is not independent, and an independent lead or presiding director has not been appointed.32

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover,

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31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

34Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.  In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

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35A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure.  At some companies, the entire board is charged with risk management.

36We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis.37 Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.38 Further, we note a recent study has shown that the average number of outside board seats held by

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37Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

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CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.39

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.41 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each

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39Spencer Stuart Board Index, 2011, p. 8.

40We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies.  We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the

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42The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

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1.           Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.   Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

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The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually.

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Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

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43Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

44Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

45Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

46Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:
Evidence from a Natural Experiment,”   SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

47Spencer Stuart Board Index, 2011, p. 14

48Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally

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adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Guidelines on Shareholder Resolutions and Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.49 During 2012 these proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a

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49Spencer Stuart Board Index, 2011, p. 14

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majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III. Transparency and Integrity of Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that

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auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

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50“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

51An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

IV. The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

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Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies52 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with

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52 Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

● The overall design and structure of the Company’s executive compensation program including performance metrics;

●The quality and content of the Company’s disclosure;

●The quantum paid to executives; and

●The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

● Inappropriate peer group and/or benchmarking issues

● Inadequate or no rationale for changes to peer groups

● Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

● Guaranteed bonuses

● Targeting overall levels of compensation at higher than median without adequate justification

● Bonus or long-term plan targets set at less than mean or negative performance levels

● Performance targets not sufficiently challenging, and/or providing for high potential payouts

● Performance targets lowered, without justification

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● Discretionary bonuses paid when short- or long-term incentive plan targets were not met

● Executive pay high relative to peers not justified by outstanding company performance

● The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent.  While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against.  In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved

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against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

● No re-testing or lowering of performance conditions

● Performance metrics that cannot be easily manipulated by management

● Two or more performance metrics

● At least one relative performance metric that compares the company’s performance to a relevant peer group or index

● Performance periods of at least three years

● Stretching metrics that incentivize executives to strive for outstanding performance

● Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

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Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals.  As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal.  However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability.  Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

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Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions.  However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders.  Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance.  We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1. Companies should seek more shares only when needed.

2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

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3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4. Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6. The expected annual cost of the plan should be proportional to the business’s value.

7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9. Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

11. Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

12. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

13. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

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1. Officers and board members cannot participate in the program;

2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.53

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In

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53Lucian  Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

V. Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

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1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”54 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

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54Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a

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jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1. Is the board sufficiently independent?

2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4. Do shareholders have the right to call special meetings of shareholders?

5. Are there other material governance issues at the Company?

6. Has the Company’s performance matched or exceeded its peers in the past one and three years?

7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8. Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

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AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis

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will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

● The terms of any amended advisory or sub-advisory agreement;

● Any changes in the fee structure paid to the investment advisor; and

● Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather

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than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that

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most REITs maintain ownership limitations in their certificates of incorporation.  For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code.  BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions.  However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

1.	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

2.	The proposed discount below NAV is minimal (ideally no greater than 20%);

3.	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company’s then-outstanding common stock prior to the issuance); and

4.	A majority of the Company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company’s past below-NAV share issuances have benefitted the Company.

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VI. Compensation, Environmental, Social and Governance Shareholder Initiatives overview

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines on Shareholder Resolutions and Initiatives.

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APPENDIX C:
PROXY VOTING GUIDELINES

Attached is a copy of Wellington Management’s Global Proxy Policies and Procedures.

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Welling Management Company, llp Global Proxy Policies and Procedures

Introduction
Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion.  While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules.  Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision.  The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines.  In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

Welling Management Company, llp Global Proxy Policies and Procedures

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.  The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements.  Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group.  In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Welling Management Company, llp Global Proxy Policies and Procedures

Statement of Policies	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank.  If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

●
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

● Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is

Welling Management Company, llp Global Proxy Policies and Procedures

needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote.  Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies.  Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.  In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria.  Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote.  In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.  Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program.  In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.  Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington

Welling Management Company, llp Global Proxy Policies and Procedures

Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking).  When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares.  The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote.  As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time.  The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.  In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management.  Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Guidelines, upon written request.  In addition, Wellington Management will

Welling Management Company, llp Global Proxy Policies and Procedures

make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

APPENDIX D:
PROXY VOTING GUIDELINES

Attached is a copy of Paradigm Capital Management’s Proxy Voting Policies.

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PROXY VOTING

A.		Policy
1.
When Paradigm’s accounts hold stock which Paradigm will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with (1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) the principles of fiduciary duty which require the fiduciary to act in the best interests of the account.  Thus, in voting such stock, Paradigm will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

2.
In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests.  In considering the best interests of the account, Paradigm will take into account, among other things, the effect of the proposal on the underlying value of the securities.  All conflicts of interest will be resolved in the interest of the client.

3.
Where Paradigm has an obligation to vote, (1) all stock by proxy will be voted, (2) a written record of such voting will be kept by Operations.  To assist it in analyzing proxies, Paradigm has subscribed to an unaffiliated third-party corporate governance research service (“Proxy Service Provider”) that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services.  Please contact the Chief Compliance Officer if you would like a record of how proxies for your shares were voted.

B.		Procedure
1.
The Portfolio Managers determine how proxies are to be voted.  Operations, through the Proxy Service Provider, will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials.  Decisions will be made exclusively in accordance with the economic interests, both long-and short-term, of the account.  Except where required by the client, social interests shall not be among the criteria employed by the Portfolio Managers

Unless notified otherwise by the Portfolio Manager, Operations through the unaffiliated third-party corporate governance research service will vote proxies approving the following proposals:

a)	Election of management’s nominees for Directors.

b)	Appointment of Auditors.

c)	Change in the date or location of annual meetings.

d)	For investment companies, continuation of company management, investment adviser or distribution contracts.

e)	Transaction of such other business as may properly come before the meeting.

f)	Receiving and/or approving financial reports.

g)	Indemnification of Directors.

h)	Stock splits and stock dividends.

i)	Authority to issue additional debt.

j)	Change in the number of authorized common shares.

k)	Corporate name change.

l)	Change in investment company agreements with advisers.

m)	Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10%.

n)	Removal of a Director only for cause.

o)	Waiver of preemptive rights.

p)	Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

q)	Equal access proposals.

r)	Technical amendments to by-laws or charters.

s)	Share repurchases.

t)	Spin-offs.

Unless notified otherwise by the Portfolio Manager, Operations will vote proxies opposing the following proposals:

a)	Creation of a second class of stock with unequal voting rights.

b)	Fair pricing provisions when accompanied by a super-majority provisions in excess of two-thirds.

c)	Amendment to bylaws by Board of Directors without shareholder approval.

d)	Elimination of shareholder right to call a special meeting or requiring more than 25% of shareholders to call a special meeting.

e)	Elimination of shareholder action by written consent.

f)	“Stakeholder” proposals.

g)	Loans or guarantees of loans to officers and Directors.

h)	Super-majority provisions in excess of two-thirds.

i)	A greater vote requirement to repeal a provision than to adopt it.

j)	Change to cumulative voting.

There is no general policy with respect to the following proposals which shall be evaluated on a case-by-case basis by the Portfolio Manager:

a)	Change in the state of incorporation.

b)	Mergers or other combinations.

c)	Authorization of “blank check” preferred stock.

d)	Golden parachutes.

e)	Proposals to opt out of state anti-takeover laws.

f)	Prohibition of greenmail.

g)	Change in the number of directors.

h)	Approval of poison pill plan.

i)	Confidential voting.

j)	Shareholder proposal to de-classify Board of Directors.

When the Portfolio Managers decide to vote against a proposal, which is generally approved or to vote in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

APPENDIX E:
PROXY VOTING GUIDELINES

Attached is a copy of Vontobel’s Proxy Voting Policies and Procedures.

II-E-1

Vontobel Asset Management, Inc.

Vontobel Proxy Voting Policies and Procedures

The following is an excerpt from our compliance manual.

4.3.7 Proxy Voting Policies and Procedures
VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock.  Where a client has delegated the power to vote portfolio securities in his or her account, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following Proxy Voting Policies and Procedures.

4.3.7.1 Proxy Voting
The CCO shall identify those client accounts that VAMUS is responsible for voting proxies by reviewing the Client's Investment Management Contract and the client's file to see if there are any separate agreements authorizing VAMUS to vote client's proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that account.

The CCO shall maintain a list of those clients where VAMUS exercises proxy voting authority and those clients where VAMUS does not have such authority.

4.3.7.2 Retaining Third Party Proxy Advisory Firms
VAMUS has retained a third-party company ("Third Party Proxy Advisory Firm") to provide research or other assistance with voting client proxies and/or to vote client proxies only after the firm:

●
Obtains and reviews the proxy voting policies and procedures of the Third Party Proxy Advisory Firm (or summaries of such policies and procedures), and finds them acceptable and in the best interests of its clients;

●	Determines that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;
●
Obtains sufficient information from the Third Party Proxy Advisory Firm initially and on an ongoing basis to conclude that the Third Party Proxy Advisory Firm is independent and can make recommendations in an impartial manner;

●
Requires the Third Party Proxy Advisory Firm to disclose any relevant facts concerning VAMUS’ relationships with issuers of publicly traded securities that are the subject of the proxy, such as the amount of compensation the Third Party Proxy Advisory Firm receives from such issuers;

●
Obtains representations from the Third Party Proxy Advisory Firm that it faced no conflict of interest with respect to recommendations or votes and that it will promptly inform VAMUS if there is a conflict of interest (in the manner described below); and

●
Obtains representations from the Third Party Proxy Advisory Firm that no member of its staff providing services to issuers of publicly traded companies play a role in the preparation of its analyses or vote on proxy issues.

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4.3.7.3 Proxy Voting Guidelines and Retention of Third Party Proxy Advisory Firm
VAMUS has elected to delegate the power to vote proxies related to client accounts to a Third Party Proxy Advisory Firm only (i) at the direction of a client; or (ii) if it has disclosed such delegation to the client in its investment advisory agreement with the client or otherwise.  Having made this delegation, VAMUS shall ensure that:

●	Proxies and ballots are delivered directly to Third Party Proxy Advisory Firm whenever feasible;
●	Any proxies or ballots received by VAMUS are forwarded to Third Party Proxy Advisory Firm;
●
Third Party Proxy Advisory Firm represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

●
Third Party Proxy Advisory Firm represents that prior to voting it will verify whether an actual or potential conflict of interest with VAMUS or the Third Party Proxy Advisory Firm exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by Third Party Proxy Advisory Firm (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the internal list of interested persons and the Third Party Proxy Advisory Firm and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Third Party Proxy Advisory Firm's direct supervisor;

●
If an actual or potential conflict is found to exist, VAMUS shall arrange for the Third Party Proxy Advisory Firm to provide written notification of the conflict (the "Conflict Notice") to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice will:
●	Describe the proposal to be voted upon;
●	Disclose the actual or potential conflict of interest involved;
●	Contain the vote recommendation (with a summary of material factors supporting the recommended vote); and
●	Either request the client's consent to the vote recommendation or request the client to vote the proxy directly or through another designee of the client;

●
Third Party Proxy Advisory Firm will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures that it has provided to VAMUS and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA);

●	In accordance with SEC Rule 204-2(c)(2), as amended, Third Party Proxy Advisory Firm shall retain in the required proxy voting related documents for the respective clients;
●	Third Party Proxy Advisory Firm will provide reports to VAMUS containing records of votes cast and other relevant information; and

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●	Periodically, but no less than annually, the CCO will:
●
Verify that proxies for the securities held in the client's account have been received and voted in a manner consistent with the Proxy Voting Policies and Procedures of the Third Party Proxy Advisory Firm and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

●	Review the files to verify that records of the voting of the proxies have been properly maintained; and
●	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.
●
VAMUS shall, in its Form ADV (a copy of which shall be distributed annually to each client), describe its proxy voting process, and explain how clients can obtain information from VAMUS regarding how their securities were voted.

4.3.7.4 Proxy Voting and Conflicts of Interest
In most cases client proxies will be voted in strict accordance with the recommendation of the Third Party Proxy Advisory Firm, thereby eliminating the possibility that conflict of interest could arise between a client and VAMUS.  Nonetheless, VAMUS reserves the right to change the recommended vote of the Third Party Proxy Advisory Firm when a majority of the group comprised of the President, CCO and the Portfolio Manager(s) responsible for the particular security (the “Proxy Voting Group”) disagree with a recommendation or the firm is otherwise advised by the client in writing.  In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.  The CCO shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall the Proxy Voting Group take any action to countermand or affect a voting recommendation or decision by the Third Party Proxy Advisory Firm if a conflict of interest exists between the firm and a client on a particular matter. (Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved.  Conflicts of interest can arise in many other ways as well.)  Whenever the Proxy Voting Group detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict.  Where a conflict has been identified, VAMUS will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and VAMUS’ potential conflict to the client and obtain the client's consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote client securities based upon the original recommendation of the Third Party Proxy Advisory Firm; or
4.	request the client to engage another party to determine how the proxies should be voted.

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Whenever a conflict of interest is considered and resolved, the CCO writes a memo to document the research presented, discussion points and final decision regarding the vote.  The CCO shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036
Telephone: (212) 415-7000
www.vusa.com

High Quality Growth at Sensible Prices.

www.vusa.com	Page 4

APPENDIX F:
PROXY VOTING GUIDELINES

Attached is a copy of Smith Group’s Proxy Voting Policies.

II-F-1

Proxy Voting Policies and Procedures

Voting Responsibility and Oversight – An advisory committee has been established by Smith Group that consists of senior members of the management team as well as senior portfolio managers and the CCO.  It is this committee’s responsibility to construct Smith Group’s overall voting guidelines as well as the procedures in order to ensure compliance.  The committee meets quarterly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.

Procedures – To ensure proper implementation of Smith Group’s stated proxy guidelines, Smith Group has adopted the following procedures for voting proxies.

●
For each client with whom Smith Group has received stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to Smith Group’s designated voting delegate.

●
Smith Group has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials.  This relationship has been established to help Smith Group with the administrative and research portion of its proxy voting responsibility.

●	Proxy items that do not fall under the stated guidelines set forth by Smith Group are reviewed on a case-by-case basis and voted in the client’s best interest as determined by the proxy committee
Smith Group will make copies of its policies and procedures available to all of its clients upon request. Details on how a particular client’s proxies were voted are also available on request

Conflicts of Interest – There may be certain situations that arise where Smith Group’s interests potentially conflict with the interests of the client.  These situations could include:

●	Smith Group provides advisory services to public firms that the company also owns in its clients portfolio.
●	Smith Group, its affiliates, and/or its employees have business or personal relationships with public firms that Smith Group also holds in its client portfolios.
●	Smith Group may be partially owned by a publicly traded company whose shares may also be held for its client’s portfolios.

If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:

●	If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.
●
If the proxy item does not fall under the specified guidelines or has been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant.  The consultant has been contracted by the adviser to provide guidance on proxy items determined to be in the best interest of Smith Group’s clients.

Proxy Voting Record Keeping – Smith Group will maintain records of all policies, procedures and guidelines as well as any amendments or updates.  In addition, Smith Group will maintain records of proxy votes recorded for each client and any documentation that was used to determine the basis on which to vote the specific item.  Client requests for documentation will also be maintained by Smith Group in order to comply with current rules and regulations governing proxy voting.

APPENDIX G:
PROXY VOTING GUIDELINES

Attached is a copy of Muzinich’s Proxy Voting Policies.

II-G-1

PROXY VOTING POLICY (AS OF OCTOBER 2012)

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.  The Firm may utilize a third party service provider for proxy voting matters.  The Chief Compliance Officer or a designated supervisor (“voting officer”) has been delegated the authority for monitoring corporate actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner.  The voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  The Firm will generally support the management nominees of the issuer, because the Firm knows the individuals best to lead it.  In addition, proxies will generally be voted along management's guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.  Votes may be held if the Firm determines that the vote puts the shareholder’s rights at risk, such as the following:

●	Provisions have been adopted which are excess anti-takeover measures.
●	Adoptions have been made that represent “poison pill” measures which have not been ratified by the shareholders.
●	Approvals of excessive compensation to top executives.
●	Nominations of persons who have been convicted of a felony or criminal offense.

The Firm will generally vote for the following:

●	Increase in authorized stock (unless it appears excessive) and reduction of the par value of common stock.
●	Proposals to permit cumulative voting in the election of directors.
●	Shareholder proposals asking that board audit, compensation and/or nominating committees are comprised exclusively of independent directors.
●	Proposals to repeal a classified board, and to elect all directors annually.
●	Shareholder proposals that remove restrictions on the right of shareholders to act independently of management and that seek additional disclosure of executive and director compensation information.
●
Anti-greenmail (an agreement between a raider and the issuer where the Firm agrees to purchase the raider’s shares at a premium and the raider agrees to discontinue takeover activities) measures that reduce the ability of shareholders to sell early making it more difficult for a bidder to gain control.

●	Shareholder proposals asking that a Firm submits its poison pill for shareholder ratification.
●
Asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

●	Ratification of independent auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the Firm and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the Firm’s financial position.
●
Expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the Firm, and (ii) if only the legal expenses would be covered.

The Firm will generally vote against the following:

●	Dual class stock authorization, which results in unequal voting rights concentrating votes with insiders.
●	Management proposals to limit shareholders’ ability to nominate directors and/or give management the ability to alter the size of the board without shareholder approval.
●	Proposals to eliminate cumulative voting in the election of directors.
●	Proposals that state directors may be removed only for cause.
●	Shareholder proposals requiring directors to own a minimum amount of Firm stock in order to qualify as a director, or to remain on the board.
●
Management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

●	Proposals to limit the tenure of outside directors or to classify the board.
●	Management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
●	Management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations and/or amend any bylaw or charter provision.
●	Unfair price for shares submit by a bidder.
●	Proposals that include pension fund credits in earnings when calculating executive compensation.
●	Management proposals to restrict or prohibit shareholders’ ability to take action by written consent and/or call special meetings.
●	Attempts to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.
●	Indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, which are more serious violations of fiduciary obligation than mere carelessness.

The Firm will review social issue proposals and vote those proxies consistent with the investment objectives or guidelines of the client’s portfolio.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.  In non-routine matters, the record will reflect the vote and the reasons for it.  Each item to be voted on should be voted separately and individually, not voted in blank.  The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title.  The voting officer is responsible for ensuring that the following proxy records are maintained for six (six) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;1
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast.  The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The voting officer will maintain a list of those companies which issue publicly traded securities and with which the Firm (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients.  Examples of such a relationship include:

●	Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;
●	Companies affiliated with officers, or immediate family members of officers of the Firm or of affiliates of the Firm; and
●
Companies that maintain significant business relationships with the Firm or of affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Firm or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Firm has a conflict of interest.  The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.  The voting officer will perform one the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result

1 The Firm will rely on proxy statements filed via EDGAR instead of maintaining its own copies of each proxy statement.

Investment Firm Proxy Voting -Form N-PX

Form N-PX is to be used by a registered management investment Firm, other than a small business investment Firm registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30, pursuant to section 30 of the Investment Company Act of 1940 and rule 30b1-4 there under (17 CFR 270.30b1-4).

The CCO of the Fund shall collect the appropriate information for the completion of Form N- PX and shall prepare and file the Form on behalf of the Firm.

For Public Funds managed or subadvised by the Firm, the Firm’s Chief Compliance Officer will work with the officers of such Funds to ensure that Form N-PX is filed with the appropriate signature of the officers.

APPENDIX H:
PROXY VOTING GUIDELINES

Attached is a copy of Brandywine Global’s Proxy Voting Policies.

II-H-1

Proxy Voting

I.             Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.           General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles.  Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies.  In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.    Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III.           How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II.  In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

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The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues.  Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible.  Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.           Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes.  Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider.  The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V.           Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients.  Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.           Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.           Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit

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information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.           Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.           As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.           Procedures for Assessing Materiality of Conflicts of Interest

1.           All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

2.           The Investment Committee shall determine whether a conflict of interest is material.  A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.           If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.           Procedures for Addressing Material Conflicts of Interest

1.           If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.  Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

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b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.           A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.           Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.           Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.           Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  Brandywine Global typically does not direct or oversee such securities lending activities.  To the extent

June 2012	4

feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.          Proxy Voting-Related Disclosures

A.           Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers.  Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.           Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures.  This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts

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and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information.  Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response.  Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.           Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A.  Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.        Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client.  Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof.  Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.           Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;
B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;
C.	a record of each vote cast by Brandywine Global on behalf of a client;

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D.	documentation relating to the identification and resolution of conflicts of interest;
E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
F.
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global.  Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.  Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A
Proxy Voting Guidelines

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts.  The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.              Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price.  Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.
We vote for compensation plans that are tied to the company achieving set profitability hurdles.  This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.            Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.           Anti-Takeover

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        We vote against anti-takeover measures, including without limitation:
A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.           Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.  Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.           Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …).  We generally prefer not to dictate to companies on matters of business strategy.  As long as the company is operating responsibly, we believe management’s role is to make these decisions.

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PART C. OTHER INFORMATION

Item 28.		Exhibits
(a)	(i)	Certificate of Trust6
	(ii)	Trust Instrument6
	(iii)	Amended and Restated Schedule A to the Trust Instrument14
(b)		By-laws6
(c)		Shareholders rights are contained in Articles IV, V, VI, IX and X of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws
(d)	(i)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (“FIMCO”) 11
	(ii)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO14
	(iii)	Subadvisory Agreement among FIMCO, Registrant and Muzinich & Co., Inc. (“Muzinich”), as amended14
	(iv)	Subadvisory Agreement among FIMCO, Registrant and Brandywine Global Investment Management, LLC (“Brandywine Global”)12
(e)	(i)	Underwriting Agreement between Registrant and First Investors Corporation (“FIC”)11
	(ii)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and FIC14
(f)		Bonus, profit sharing or pension plans – none
(g)	(i)	Custody Agreement between Registrant’s predecessor funds and The Bank of New York (“BNY”)6
	(ii)	Foreign Custody Manager Agreement between Fund for Income and BNY4
	(iii)	Foreign Custody Manager Agreement between Investment Grade Fund and BNY5
	(iv)	Addendum to Custody Agreement and Foreign Custody Manager Agreements with BNY6
	(v)(A)	Custodian Agreement between Global Fund and Brown Brothers Harriman & Co. (“BBH”)1
	(v)(B)	Amendment to Custodian Agreement between Global Fund and BBH and 17f-5 Delegation Schedule2

1

	(v)(C)	Addendum to Custodian Agreement and 17f-5 Delegation Schedule with BBH7
	(v)(D)	Appendix to Custodian Agreement with BBH with respect to First Investors International Fund8
	(v)(E)	Assumption of Custodial Terms adding remaining First Investors Equity Funds to Custodian Agreement with BBH and Global Custody Fee Proposal10
	(v)(F)	Assumption of Custodial Terms by Registrant adding First Investors International Opportunities Bond Fund12
	(v)(G)	Assumption of Custodial Terms by Registrant adding First Investors Strategic Income Fund – (to be filed by subsequent amendment)
(h)	(i)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp.6
	(ii)	Amended and Restated Schedule A to the Transfer Agent Agreement14
	(iii)	Expense Limitation Agreement between Registrant and FIMCO for First Investors International Opportunities Bond Fund 12
	(iv)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Strategic Income Fund – (to be filed by subsequent amendment)
	(v)	Form of Expense Limitation Agreement between Registrant and Transfer Agent – filed herewith
(i)		Opinion and Consent of Counsel – filed herewith
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith
(k)		Financial statements omitted from prospectus – none
(l)		Initial capital agreements – none
(m)	(i)	Class A Distribution Plan14
	(ii)	Class B Distribution Plan6
(n)		Amended and Restated Plan Pursuant to Rule 18f-3 – filed herewith
(o)		Reserved
(p)	(i)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters3
	(ii)	Code of Ethics of Muzinich9
	(iii)	Code of Ethics of Brandywine Global7
Other Exhibits
Powers of Attorney for Messrs. Barton, Geiringer, Grohol, Scutro, Ward and Pinkerton6

2

Powers of Attorney for Mses. Artmann and Barneby13
___________________________________________
1	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to First Investors Global Fund Inc.’s Registration Statement (File No. 002-71911) filed on April 24, 1996.A
2	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to First Investors Equity Funds’ Registration Statement (File No. 033-46924) filed on October 11, 2000.
3	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 24 to Registrant’s Registration Statement (File No. 002-89287) filed on January 26, 2001.
4	Incorporated by reference to the corresponding exhibit Post-Effective Amendment No. 71 to First Investors Fund For Income, Inc.’s Registration Statement (File No. 002-38309) filed on January 23, 2002.
5	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 33 to First Investors Series Fund’s Registration Statement (File No. 033-25623) filed on January 28, 2002.
6	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to Registrant’s Registration Statement (File No. 002-89287) filed on January 27, 2006.
7	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 42 to First Investors Equity Funds’ Registration Statement (File No. 033-46924) filed on January 27, 2006.
8	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to First Investors Equity Funds’ Registration Statement (File No. 033-46924) filed on June 8, 2006.
9	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 36 to Registrant’s Registration Statement (File No. 002-89287) filed on November 19, 2009.
10	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 51 to First Investors Equity Funds’ Registration Statement (File No. 033-46924) filed on November 19, 2009.E
11	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 38 to Registrant’s Registration Statement (File No. 002-89287) filed on January 28, 2011.
12	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 44 to Registrant’s Registration Statement (File No. 002-89287) filed on August 1, 2012.
13	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 46 to Registrant’s Registration Statement (File No. 002-89287) filed on December 17, 2012.
14	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 48 to Registrant’s Registration Statement (File No. 002-89287) filed on January 28, 2013.

Item 29.                Persons Controlled by or under common control with the Fund

There are no persons controlled by or under common control with the Fund.

Item 30.                Indemnification

Article IX of the Trust Instrument of the Registrant provides as follows:

Section 1.                      LIMITATION OF LIABILITY.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future,

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shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2.                      INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.

(ii)           as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

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(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)           Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.                 INDEMNIFICATION OF SHAREHOLDERS.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Article IX, Section 3 of the By-laws of the Registrant provides as follows:

           Section 3.                      Advance Payment of Indemnifiable Expenses.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the

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proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Number 7 of the Registrant's Investment Advisory Agreement provides as follows:

7.            Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Number 5 of the Registrant’s Subadvisory Agreement provides as follows:

5.            Liability of the Subadviser.  The Subadviser agrees to perform faithfully the services required to be rendered to the Trust and the Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by the Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided however, that nothing herein shall protect the Subadviser against liability to the Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.  Nothing in this Agreement shall protect the Subadviser from any liabilities that it may have under the 1933 Act or the 1940 Act.

Number 12 of the Registrant's Underwriting Agreement provides as follows:

12.  Limitation of Liability.  The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement.  Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended (“1993 Act”), or the 1940 Act.

The general effect of this Indemnification will be to indemnify the officers, trustees,

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employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                Business and Other Connections of the Investment Adviser and Subadviser

First Investors Management Company, Inc. (“FIMCO”) is a registered investment adviser and provides investment management services to the Registrant.  The description of FIMCO under the caption “Fund Management in Greater Detail” in the Prospectus and under the caption “Management of the Funds” in Parts I and II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption “Trustees and Officers” and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.

Muzinich & Co., Inc. (“Muzinich”) is a registered investment adviser and serves as an investment subadviser to the First Investors Fund For Income, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Muzinich during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-39604).

Brandywine Global Investment Management, LLC (“Brandywine Global”) is a registered investment adviser and serves as an investment subadviser to the First Investors International Opportunities Bond Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Brandywine Global during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-27797).

Item 32.                Principal Underwriters

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(a)          First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Modified Single Premium Variable Life Insurance (Separate Account E)

(b)         The following persons are the officers and directors of the Underwriter:

The principal business address of each director and officer listed below is c/o First Investors Legal Department, 55 Broadway, New York, New York 10006.

Name	Position and Office with First Investors Corporation	Position and Office with Registrant
Larry Noyes	Director and President	None

George D. Karris	Senior Vice President	None

Frederick Miller	Senior Vice President	None

William M. Lipkus	Director, Chairman, Chief Financial Officer, Treasurer and Chief Administrative Officer	None

Pratibha Canaran	Vice President – Finance	None

Laury Heydon-O’Neil	Vice President – Marketing	None

Elizabeth Reilly	Vice President	None

Matthew Smith	Vice President	None

Marjorie Solowey	Vice President	None

William J. Vogt	Vice President	None

Mark Segal	Assistant Vice President	None

Carol Lerner Brown	Assistant Secretary	Assistant Secretary

Jay Stainsby	Assistant Secretary	None

(c)         Not applicable

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Item 33.                Location of Accounts and Records

Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 55 Broadway, New York, NY 10006, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by the Registrant's Custodians: (i) The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286, at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage), at the Liberty Group, 50 Industrial Road, Berkeley Heights, NJ 07922 and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records); and (ii) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.

Item 34.                Management Services

Not applicable.

Item 35.                Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edison, and the State of New Jersey, on the 21st day of February 2013.

FIRST INVESTORS INCOME FUNDS

By:  /s/ Derek Burke
Derek Burke
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 52 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Derek Burke	President	February 21, 2013
Derek Burke

/s/ Joseph I. Benedek	Treasurer	February 21, 2013
Joseph I. Benedek

/s/ Susan E. Artmann	Trustee	February 21, 2013
Susan E. Artmann*

/s/ Mary J. Barneby	Trustee	February 21, 2013
Mary J. Barneby*

/s/ Charles R. Barton, III	Trustee	February 21, 2013
Charles R. Barton, III*

/s/ Stefan L. Geiringer	Trustee	February 21, 2013
Stefan L. Geiringer*

/s/ Arthur M. Scutro, Jr.	Chairman of the Board	February 21, 2013
Arthur M. Scutro, Jr.*	And Trustee

/s/ Mark R. Ward	Trustee	February 21, 2013
Mark R. Ward*

*  By:          /s/ Mary Carty
Mary Carty
(Attorney-in-Fact)

Exhibit Index

Type	Description
EX-99.h	Form of Expense Limitation Agreement between Registrant and Transfer Agent
EX-99.i	Opinion and Consent of Counsel
EX-99.j	Consent of Independent Registered Public Accounting Firm
EX-99.n	Amended and Restated Plan Pursuant to Rule 18f-3